Exhibit 10.1

SALE AND SERVICING AGREEMENT

Dated as of February 22, 2022

among

REGIONAL MANAGEMENT RECEIVABLES III, LLC,

as Depositor

REGIONAL MANAGEMENT CORP.,

as Servicer

THE SUBSERVICERS PARTY HERETO,

as Subservicers

REGIONAL MANAGEMENT ISSUANCE TRUST 2022-1,

as Issuer

and

REGIONAL MANAGEMENT NORTH CAROLINA RECEIVABLES TRUST

acting hereunder solely with respect to the 2022-1A SUBI

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ARTICLE IV
COLLECTIONS AND ALLOCATIONS

Section 4.01	Collections and Allocations	21

ARTICLE V
OTHER MATTERS RELATING TO THE DEPOSITOR

Section 5.01	Liability of the Depositor	22
Section 5.02	Merger or Consolidation of the Depositor	22
Section 5.03	Limitations on Liability of the Depositor	23
Section 5.04	Limitations on Liability of the Depositor	23

ARTICLE VI
OTHER MATTERS RELATING TO THE SERVICER AND THE SUBSERVICERS

Section 6.01	Liability of Servicer and the Subservicers	23
Section 6.02	Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or a Subservicer	24
Section 6.03	Limitation on Liability of the Servicer, the Subservicers and Others	25
Section 6.04	Servicer Indemnification of the Issuer, the Owner Trustee and the Indenture Trustee	26
Section 6.05	Resignation of the Servicer and the Subservicers	26
Section 6.06	Access to Certain Documentation and Information Regarding the Loans	27
Section 6.07	Delegation of Duties	27
Section 6.08	Examination of Records	28
Section 6.09	Servicer Power of Attorney	28

ARTICLE VII
INSOLVENCY EVENTS

Section 7.01	Rights upon the Occurrence of an Insolvency Event	28

ARTICLE VIII
SERVICER DEFAULTS

Section 8.01	Servicer Defaults	28
Section 8.02	Indenture Trustee to Act; Appointment of Successor	30
Section 8.03	Rule 15Ga-1 Compliance	31

ARTICLE IX
TERMINATION

Section 9.01	Termination of Agreement as to Servicing	32

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SCHEDULES

Schedule I	—	List of Subservicers
Schedule II	—	Part A – Definitions Schedule
Part B – Rules of Construction
Schedule III	—	Perfection Representations, Warranties and Covenants
Schedule IV	—	Loan Level Representations, Warranties and Covenants

EXHIBITS

Exhibit A-1	—	Form of Initial Loan Assignment
Exhibit A-2	—	Form of Additional Loan Assignment
Exhibit B	—	Form of Annual Compliance Certificate
Exhibit C	—	Form of Loan Reassignment
Exhibit D	—	Form of Accession Agreement
Exhibit E	—	Conditions to Accession
Exhibit F	—	Rule 15Ga-1 Information
Exhibit G	—	Form of Limited Power of Attorney
Exhibit H	—	System Description

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SALE AND SERVICING AGREEMENT, dated as of February 22, 2022 (this “Agreement”), among REGIONAL MANAGEMENT RECEIVABLES III, LLC, a Delaware limited liability company, as depositor (the “Depositor”), REGIONAL MANAGEMENT CORP., a Delaware corporation, as servicer (the “Servicer”), the Subservicers Party Hereto as identified in Schedule I hereto, REGIONAL MANAGEMENT ISSUANCE TRUST 2022-1, a Delaware statutory trust, as issuer (the “Issuer”), and REGIONAL MANAGEMENT NORTH CAROLINA RECEIVABLES TRUST, acting hereunder solely with respect to the 2022-1A SUBI (the “North Carolina Trust”).

BACKGROUND

Under this Agreement, the Depositor will sell, from time to time, to the Issuer certain consumer loans and on the Closing Date, the 2022-1A SUBI Certificate. The Issuer intends to grant a security interest in those loans and in the 2022-1A SUBI Certificate to the Indenture Trustee pursuant to the Indenture.

AGREEMENT

In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Noteholders to the extent provided herein and in the Indenture:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Certain capitalized terms in this Agreement are defined in and shall have the respective meanings assigned to them in Part A of Schedule II to this Agreement. The rules of construction set forth in Part B of Schedule II shall be applicable to this Agreement.

ARTICLE II

CONVEYANCE OF LOANS

Section 2.01 Conveyance of Loans. (a) In consideration of the Issuer’s promise to pay the Purchase Price with respect to the Sold Assets, the Depositor does hereby sell, transfer, convey, assign, set-over and otherwise convey to the Issuer from time to time, without recourse except as provided herein, all its right, title and interest in, to and under, whether now owned or hereafter acquired (i) the Purchased Assets, (ii) the right to receive all Collections with respect to the Purchased Assets after the applicable Cut-Off Date, (iii) all rights of the Depositor under the Loan Purchase Agreement and (iv) all proceeds thereof (such property, collectively, the “Sold Assets”); provided, however, that the Sold Assets shall not include any (x) Reassigned Loan released in connection with any Issuer Loan Release or (y) Loan reconvened to the Depositor, Servicer or Subservicer in accordance with the express terms hereof. Purchased Assets shall not include any Loan reconveyed to the Seller in accordance with the terms hereof. For the avoidance of doubt, although the 2022-1A SUBI Certificate conveyed by the Depositor to the Issuer hereunder represents a beneficial interest in the 2022-1A SUBI Loans, no 2022-1A SUBI Loans are being sold hereunder, and the 2022-1A SUBI Loans continue to be the property of the North Carolina Trust.

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The foregoing does not constitute and is not intended to result in the creation or an assumption by the Issuer, the Owner Trustee (as such or in its individual capacity), the Indenture Trustee or any Noteholder of any obligation of the Seller, the Depositor, the Servicer or any other Person in connection with the Loans or under any agreement or instrument relating thereto, including any obligations to Loan Obligors.

(b) In consideration for the purchase of the Sold Assets hereunder, the Issuer hereby agrees, subject to Article VIII of the Indenture, to pay to the Depositor on the Closing Date and, on each Payment Date, as applicable, the Purchase Price for the related Sold Assets, which shall consist of (i) the Notes, (ii) with respect to any Additional Loans, Collections available for such purpose under the Indenture, including funds on deposit in the Principal Distribution Account and (iii) the Trust Certificate or, so long as the Depositor is the holder of the Trust Certificate, an increase in the value thereof.

(c) The Depositor agrees to authorize, record and file, at the expense of the Depositor, on or within ten (10) days of the Closing Date, all the financing statements (and amendments to financing statements when applicable) with respect to the Loans and the other Sold Assets meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the transfer and assignment of the Loans and the other Sold Assets to the Issuer as a first-priority ownership interest, and to deliver a file stamped copy of each such financing statement or other evidence of such filing to the Issuer and, in the case of amendments to financing statements, as soon as practicable after receipt thereof by the Depositor. In the event that any transfer of Sold Assets on any Addition Date requires any filing or documents necessary to maintain the interest of the Issuer and its assigns as a first-priority perfected ownership interest, the Depositor shall cause all such filings and recordings to be made on or within ten (10) days of the date of such transfer and promptly provide evidence thereof to the Issuer.

(d) On or prior to the Closing Date or the relevant Addition Date, as applicable, the Depositor shall mark its electronic records with respect to each Loan sold hereunder with a designation to indicate that such Loans and the related Sold Assets have been sold to the Issuer under this Agreement and a security interest therein has been granted to the Indenture Trustee under the Indenture. The Depositor shall not change any of these entries in its computer files relating to any such Loan or related Sold Assets except in connection with any Loan that ceases to be a Sold Asset; provided, that after a Loan shall have been repaid in full (and all Collections in respect thereof shall have been deposited into the Collection Account), such entries may be removed consistent with the Credit and Collection Policy.

(e) The Depositor shall deliver to the Issuer a Loan Schedule, together with the Initial Loan Assignment, on the Closing Date, identifying the Initial Loans sold hereunder by the Depositor and the 2022-1A SUBI Certificate sold by the Depositor to the Issuer on the Closing Date. In addition, the Depositor agrees no later than the Monthly Determination Date following the end of each Collection Period, to deliver or cause to be delivered to the Issuer, an updated Loan Schedule all Loans that will constitute Sold Assets as of the close of business on the related Loan Action Date (after giving effect to all Loan Actions on such Loan Action Date). Such Loan Schedule shall also separately identify each Loan that will be designated as an Excluded Loan.

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(f) The parties intend that the transfer of the Sold Assets to the Issuer by the Depositor be an absolute sale and not a secured borrowing. If the transaction under this Agreement were determined to be a loan rather than an absolute sale despite this intent of the parties, the transfers provided for in this Agreement shall be deemed to be the grant of, and the Depositor hereby grants to the Issuer a first-priority security interest in all of such entity’s right, title, and interest, whether now owned or hereafter acquired, in, to, and under the Sold Assets to secure the payment and performance of all obligations of the Depositor under this Agreement including the obligation to cause the sale of Sold Assets and the payment of all monies due under the Sold Assets to the Issuer and its assigns. This grant is a protective measure and must not be construed as evidence of any intent contrary to the one expressed in the first sentence of this paragraph, nor should the intent expressed in the first sentence of this paragraph be deemed to be an expression of the intended tax treatment of the conveyance of the Sold Assets.

Section 2.02 Acceptance by Issuer. (a) The Issuer hereby acknowledges its acceptance of all right, title and interest to the Sold Assets purchased by, and conveyed to, the Issuer pursuant to Section 2.01. The Issuer further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Depositor delivered to it a Loan Schedule relating to the Initial Loans (other than the 2022-1A SUBI Loans).

(b) The Issuer hereby agrees not to disclose to any Person any of the loan numbers or other information contained in the Loan Schedule (including any supplement thereto) except (i) to the Servicer (or any Subservicer), the Back-up Servicer or as required by a Requirement of Law applicable to the Owner Trustee, the Issuer or the North Carolina Trustees, (ii) in connection with the performance of any of the Issuer’s duties hereunder, (iii) to the Indenture Trustee in connection with its duties in enforcing the rights of Noteholders, (iv) to the Seller or (v) to bona fide creditors or potential creditors of the Seller, the Depositor or the Issuer for the limited purpose of enabling any such creditor to identify applicable Loans subject to this Agreement, the 2022-1A SUBI Supplement, the 2022-1A SUBI Servicing Agreement, the Purchase Agreement, the Loan Purchase Agreement or the Indenture, provided they agree to keep such information confidential. The Issuer agrees to take such measures as shall be reasonably requested by the Depositor to protect and maintain the security and confidentiality of such information and, in connection therewith, shall allow the Depositor or its duly authorized representatives to inspect the Owner Trustee’s security and confidentiality arrangements as they specifically relate to the administration of the Issuer from time to time during normal business hours upon prior written notice.

(c) The Issuer shall not create, assume or incur indebtedness or other liabilities in the name of the Issuer other than as expressly contemplated in the Transaction Documents.

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Section 2.03 Representations and Warranties of the Depositor Relating to the Depositor. The Depositor hereby represents and warrants to the Issuer, as of the Closing Date and each Addition Date that:

(a) Organization. The Depositor is a limited liability company validly existing and in good standing under the laws of, and is duly qualified to do business in, the jurisdiction of its organization, and has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement, the Trust Agreement, the Purchase Agreement, the Loan Purchase Agreement and each other Transaction Document to which it is a party.

(b) Due Qualification. The Depositor is duly qualified to do business and is in good standing, as a Delaware limited liability company, and has obtained all necessary licenses and approvals (whether directly or indirectly through the Seller or a Subservicer in the applicable jurisdiction), in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have an Adverse Effect.

(c) Due Authorization. The execution and delivery by the Depositor of this Agreement and any Transaction Document to which it is a party and the consummation by the Depositor of the transactions provided for in this Agreement and any Transaction Document to which it is a party have been duly authorized by all necessary action on the part of the Depositor.

(d) No Conflict. The execution and delivery by the Depositor of this Agreement and any Transaction Document to which it is a party and the performance by the Depositor of the transactions contemplated by this Agreement and any Transaction Document to which it is a party and the fulfillment by the Depositor of the terms hereof and thereof applicable to the Depositor, will not conflict with or violate the organizational documents of the Depositor or any Requirements of Law applicable to the Depositor or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it or its properties are bound.

(e) Enforceability. Each of this Agreement and each other Transaction Document to which the Depositor is a party is a legal, valid and binding obligation of the Depositor and is enforceable against the Depositor in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws or general principles of equity;

(f) No Proceedings. There are no Proceedings or investigations pending before any Governmental Authority or, to the best knowledge of the Depositor, threatened, against the Depositor (i) asserting the invalidity of this Agreement or any other Transaction Document to which the Depositor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Depositor is a party, (iii) seeking any determination or ruling that, in the reasonable judgment of the Depositor, would materially and

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adversely affect the performance by the Depositor of its obligations under this Agreement or any other Transaction Document to which it is a party, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any other Transaction Document to which the Depositor is a party or (v) seeking to affect adversely the income or franchise tax attributes of the Issuer under the U.S. federal or any state income or franchise tax systems.

(g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Depositor in connection with the execution and delivery by the Depositor of this Agreement and any Transaction Document to which it is a party and the performance of the transactions contemplated by this Agreement and any Transaction Document to which it is a party have been duly obtained, effected or given and are in full force and effect.

(h) Investment Company Act. It is not an “investment company” required to be registered under the Investment Company Act.

Section 2.04 Reserved.

Section 2.05 Representations and Warranties of the Depositor Relating to this Agreement and the Loans.

(a) Representations and Warranties. The Depositor hereby represents and warrants to the Issuer and the Servicer as of the Closing Date, as of each Addition Date and, with respect to each Loan, as of the applicable Cut-Off Date that:

(i) the Loan Schedule, in the case of the Closing Date, or the applicable Additional Loan Assignment Schedule in the case of an Addition Date, identifies all of the Loans conveyed by the Depositor to the Issuer or allocated to the 2022-1A SUBI, as applicable, on the Closing Date or such Addition Date, as applicable, and each such Loan is in all material respects as described in the Loan Schedule or as will be described in the Additional Loan Assignment Schedule, as applicable, and when delivered to the Issuer by the Depositor the information contained in the Loan Schedule or Additional Loan Assignment Schedule, as applicable, with respect to each Loan will be true, correct and complete in all material respects as of the related Cut-Off Date;

(ii) with respect to (x) the Initial Loans (other than the 2022-1A SUBI Loans) and the 2022-1A SUBI Certificate on the Closing Date and (y) with respect to any Additional Loans (other than the 2022-1A SUBI Loans), upon the applicable Addition Date, this Agreement constitutes a valid sale, transfer, assignment and conveyance to the Issuer of all right, title and interest of the Depositor conveyed to the Issuer by the Depositor and the proceeds thereof or, if this Agreement does not constitute a sale of such property, it constitutes a grant of a security interest in such property (and any right, title and interest therein) to the Issuer, which is enforceable upon execution and delivery of this Agreement and

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the Initial Loan Assignment, in the case of any Initial Loan (other than any 2022-1A SUBI Loan), and upon the execution and delivery of the applicable Additional Loan Assignment on such Addition Date, in the case of any Additional Loan (other than any 2022-1A SUBI Loan). Upon the filing of the applicable financing statements, the Issuer shall have a first-priority perfected security interest or ownership interest in such property and proceeds;

(iii) each Loan conveyed by the Depositor to the Issuer hereunder on the Closing Date or the relevant Addition Date, as applicable, was an Eligible Loan as of the applicable Cut-Off Date for such Loan;

(iv) each of the representations and warranties of the Seller set forth in Section 4.02(a) of the Loan Purchase Agreement as of the Closing Date or such Addition Date, as applicable, is true and correct as of such date;

(v) other than the security interest granted and the conveyance to the Issuer pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Sold Assets described in Section 2.01 except as expressly permitted hereunder; and

(vi) each of the representations and warranties set forth in Schedule III is true and correct as of the Closing Date or such Addition Date, as applicable.

Notwithstanding any other provision of this Agreement or any other Transaction Document, the perfection representations contained in Schedule III shall be continuing, and remain in full force and effect until such time as this Agreement terminates pursuant to Section 9.01 of this Agreement. The parties to this Agreement: (A) shall not waive any of the perfection representations contained in Schedule III without satisfying the Rating Agency Notice Requirement; (B) shall provide each Rating Agency with prompt written notice of any material breach of perfection representations contained in Schedule III and (C) shall not waive a breach of any of the perfection representations contained in Schedule III without satisfying the Rating Agency Notice Requirement.

In addition, in the case of an Excluded Loan that is de-designated as such on any Loan Action Date, the Depositor represents and warrants to the Issuer and the Servicer as of such Payment Date that such Loan would constitute an Eligible Loan as of the end of the related Collection Period if the last day of such Collection Period were deemed to be such Loan’s Cut-Off Date.

(b) Notice of Breach. The representations and warranties set forth in this Section 2.05 shall survive the transfers and assignments of the Loans to the Issuer, the grant of a security interest in the Loans to the Indenture Trustee pursuant to the Indenture, and the issuance of the Notes. Upon discovery by the Depositor, the Servicer or the Issuer of a breach of any of the representations and warranties set forth in this Section 2.05, the party discovering such breach shall give notice to the other parties and to the Indenture Trustee within five (5) Business Days following such discovery; provided that the failure to give notice within five (5) Business Days does not preclude subsequent notice.

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Section 2.06 Repurchase Obligations. (a) Upon obtaining actual knowledge of, or receipt of written notice by, the Indenture Trustee or the Issuer of a breach of any representation or warranty contained in Section 2.05(a) hereof (or under Section 4.02(a) of the Loan Purchase Agreement as incorporated pursuant to Section 2.05(a)(iv) of this Agreement) by the Depositor with respect to a Loan sold hereunder to the Issuer at the time such representations and warranties were made, which breach materially adversely affects the interests of the Noteholders in such Loan, the party discovering or receiving notice of such breach shall give prompt written notice thereof to the Seller, the Depositor, the Issuer and the Indenture Trustee (it being understood that the discovering party shall not be required to notify itself); provided, that the Indenture Trustee shall not be deemed to have discovered, or deemed to have notice or knowledge of, any event, including, without limitation, with respect to a breach of any of the representations and warranties set forth herein or any other Transaction Document, unless a Responsible Officer of the Indenture Trustee has actual knowledge or shall have received written notice thereof. In the case of a breach of any representation or warranty contained in Section 2.05(a)(i), (iii), (iv) or (vi) hereof, the Depositor shall immediately exercise its rights under Section 6.01 of the Loan Purchase Agreement to require the Seller to cure such breach, or if such breach is not cured during the applicable cure period, to repurchase such Loan, in each case, in accordance with and subject to Section 6.01 of the Loan Purchase Agreement. The obligations of the Depositor to require the Seller to cure or the obligations of the Depositor to repurchase the affected Loan shall constitute the sole and exclusive remedy, under this Agreement or otherwise, against the Depositor in respect of a breach by the Depositor of any representations or warranties contained in Section 2.05(a)(i), (iii), (iv) or (vi) hereof. In the case of a breach of any representation or warranty contained in Section 2.05(a)(ii) or (v) with respect to any Loan, which breach materially adversely affects the interests of the Noteholders in such Loan (any such breach, a “Direct Depositor Breach”), the Depositor shall either cure such breach in all material respects within forty-five (45) days from the date on which the Depositor is notified of, or discovered, such breach or repurchase the affected Loan at the applicable Repurchase Price in accordance with Section 2.06(b) hereof. The obligations of the Depositor to so cure such breach or repurchase the affected Loan shall constitute the sole and exclusive remedy under this Agreement or otherwise against the Depositor in respect of a breach by the Depositor of any representations or warranties contained in Section 2.05(a)(ii) or (v) hereof.

(b) In the event that the Depositor has not cured any Direct Depositor Breach within the applicable forty-five day period in accordance with (and to the extent required by) Section 2.06(a) hereof, the Depositor must repurchase its interests in the affected Loan on the first Payment Date following the end of the Collection Period in which such forty-five day period expired; provided, that, in order to effectuate such repurchase, the Depositor shall deposit into the Collection Account, on or prior to such Payment Date, an amount equal to the Repurchase Price for such Loan in immediately available funds. Upon receipt of the applicable Repurchase Price in the Collection Account and release of such Loan from the lien of the Indenture in accordance with the terms thereof, automatically and without further action, the Issuer hereby sell to the Depositor without recourse, representation, or warranty, all of each of the Issuer’s right, title and interest in, to, and under (i) such Loan, (ii) with respect to the Issuer, the right to receive Collections in respect of such Loan from and after the date of such repurchase, (iii) all Sold Assets relating to such Loan and (iv) all proceeds of any of the property and assets described in the foregoing clauses (i) through (iii). The Issuer shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested and provided by the party repurchasing such Loan to effect the conveyance of such Loan.

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Section 2.07 Covenants of the Depositor. The Depositor hereby covenants to the Issuer and the Servicer, that:

(a) Security Interests. Except for the conveyances hereunder, the Depositor shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Encumbrance arising through or under the Depositor on, any Sold Assets conveyed by it to the Issuer or any interest therein, and the Depositor shall defend the right, title and interest of the Issuer and the Indenture Trustee in, to and under the Sold Assets, against all claims of third parties claiming through or under the Depositor.

(b) Trust Certificates. Except in connection with any transaction permitted by Regulation RR and Section 5.02 and as provided in the Indenture and the Trust Agreement, the Depositor agrees not to transfer, sell, assign, exchange, participate or otherwise convey or pledge, hypothecate or otherwise grant a security interest in the Trust Certificates held by the Depositor, and any such attempted transfer, assignment, exchange, conveyance, pledge, hypothecation, grant or sale shall be void.

(c) Delivery of Collections. In the event that the Depositor receives Collections, the Depositor agrees to deposit such Collections into the Collection Account as soon as practicable after receipt thereof.

(d) Notice of Encumbrances. The Depositor shall notify the Owner Trustee and the Indenture Trustee promptly after becoming aware of any Encumbrance on any Sold Asset conveyed by it to the Issuer other than the conveyances hereunder and under the Loan Purchase Agreement and the Indenture.

(e) Amendment of the Certificate of Formation and Limited Liability Agreement. The Depositor will not amend in any respect its certificate of formation, the Depositor LLC Agreement or other organizational documents unless (i) the Rating Agency Notice Requirement is satisfied, (ii) the Depositor shall have provided to the Indenture Trustee and the Issuer an Officer’s Certificate of the Depositor, dated as of the date of such amendment, stating that such amendment is not reasonably expected to result in an Adverse Effect and (iii) such amendment is effected in accordance with the terms of the applicable organizational document.

(f) Separate Existence. The Depositor agrees to comply with the separateness covenants in Section 4.01 of the Depositor LLC Agreement.

(g) Amendments to Loan Purchase Agreement. The Depositor further covenants that it shall not enter into, or consent to, any amendments, modifications, waivers or supplements to, or terminations of, the Loan Purchase Agreement or enter into a new Loan Purchase Agreement, without the prior written consent of the Issuer.

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(h) Enforcement of Loan Purchase Agreement. The Depositor shall take all steps, as directed by the Issuer (or the Indenture Trustee at the written direction of the Required Noteholders), to enforce its rights (and the rights of the Issuer and the Indenture Trustee as assignees of the Depositor) against any Seller with respect to any matter arising under the Loan Purchase Agreement.

(i) Taxes. The Depositor shall pay out of its own funds, without reimbursement, the costs and expenses relating to any stamp, documentary, excise, property (whether on real, personal or intangible property) or any similar tax levied on the Issuer or the Issuer’s assets that are not expressly stated in this Agreement to be payable by the Issuer (other than federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, assessed on the Issuer).

(j) Bankruptcy Limitations. The Depositor shall not, without the affirmative vote of each of the managers of the Depositor (which must include the affirmative vote of the duly appointed Independent Manager as defined in the Depositor LLC Agreement): (A) to the fullest extent permitted by applicable law, dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a voluntary bankruptcy petition or any other petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Depositor or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any entity action in furtherance of the actions set forth in clauses (A) through (F) above.

(k) Depositor Acting for Another Issuer. The Depositor shall not act as depositor for another issuer under a different securitization unless the Depositor delivers an Officer’s Certificate to the Indenture Trustee to the effect that, based upon due inquiry, it has reasonably concluded that acting as depositor for such other issuer under such securitization will not adversely affect the holders of the Notes in any material respect.

Section 2.08 Addition of Loans. (a) The Depositor, with the consent of the Issuer (which it may provide or withhold in its sole discretion), may designate from time to time Additional Loans to be sold to the Issuer pursuant to this Agreement in exchange for the Purchase Price, in each case on the applicable Addition Date.

(b) On the applicable Addition Date with respect to any Additional Loans (which shall be a Payment Date), the Issuer shall acquire such Additional Loans and the Depositor shall make the following representations on such Addition Date:

(i) as of such Addition Date, no Insolvency Event with respect to the Depositor shall have occurred and the transfer to the Issuer of such Additional Loans was not made in contemplation of the occurrence thereof;

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(ii) as of the applicable Addition Date, the Revolving Period was then in effect;

(iii) as of the applicable Addition Date, the Depositor reasonably believed that the transfer of such Additional Loans to the Issuer would not result in an Adverse Effect;

(iv) as of the applicable Addition Date, the Depositor shall not have used selection procedures reasonably believed by the Depositor to be materially adverse to the interests of the Issuer or any Class of Noteholders in selecting such Additional Loans to be conveyed to the Issuer; and

(v) in connection with any such acquisition by the Issuer, the terms of the Indenture (including, without limitation, Section 8.07 thereof) have been complied with in all material respects.

Notwithstanding the foregoing, no such acquisition of any Additional Loans by the Issuer hereunder shall occur on any Addition Date unless, on or prior to such Addition Date, the Depositor shall have delivered to the Issuer an Additional Loan Assignment with respect to the Additional Loans for such Addition Date, together with an Additional Loan Assignment Schedule with respect to such Additional Loans.

Section 2.09 Optional Purchase and Optional Call. (a) On any Business Day occurring on or after the date on which the Aggregate Note Balance of the Outstanding Notes is reduced to 10% or less of the Initial Note Balance, the Servicer shall have the option to purchase all of the Sold Assets at a purchase price equal to the Redemption Price in accordance with Section 8.08(a) of the Indenture (an “Optional Purchase”). If the Servicer elects to exercise such Optional Purchase, it shall comply with all applicable conditions set forth in Sections 8.08(a) and (c) of the Indenture. Upon proper exercise of such Optional Purchase and deposit of the Redemption Price into the Principal Distribution Account and the Collection Account in accordance with Section 8.08(c) of the Indenture, all of the Sold Assets to be sold in connection with such Optional Purchase shall be sold to the Servicer. Such Redemption Price shall be applied to the Notes in accordance with the provisions for the redemption of such Notes on the applicable Redemption Date as set forth in the Indenture.

(b) At any time on or after the date on which the Loans and related Sold Assets are released from the lien of the Indenture in connection with an Optional Call pursuant to Section 8.05(i) of the Indenture, such Loans and related Sold Assets may be sold, distributed, transferred or otherwise disposed of at the direction of the Depositor in its sole discretion.

Section 2.10 Optional Reassignment of Loans. (a) Subject to Sections 8.05 and 8.07 of the Indenture, on any Loan Action Date occurring during the Revolving Period, the Servicer (at the direction of the Depositor or, in the case of 2022-1A SUBI Loans, the Initial Beneficiary), at its sole option, may require reassignment (or reallocation, as applicable) from the Issuer of its interests in Loans that were not Charged-Off Loans or Delinquent Loans, in each case, as of the end of the immediately preceding Collection Period; provided, that the Servicer shall select such Loans in a manner that the Issuer and the Servicer reasonably believe is not

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materially adverse to the interests of any Class of Noteholders. Any such Loans shall be reassigned to the Depositor (or in the case of any 2022-1A SUBI Loan, reallocated from the 2022-1A SUBI) for the Reassignment Price applicable to such Loans, such Reassignment Price to be paid (i) with respect to Reassigned Loans other than 2022-1A SUBI Loans, for so long as the Depositor is the holder of the Trust Certificate, and at the Depositor’s option, by an adjustment to the value of the Trust Certificate, if such adjustment is available, in which case the Issuer will not receive a cash payment; provided, that no adjustment to the value of the Trust Certificate shall cause non-compliance with Regulation RR) or (ii) otherwise, in immediately available funds to the Servicer (to be deposited in the Principal Distribution Account). Neither the Servicer (on behalf of the Depositor or the Initial Beneficiary, as applicable) nor the Depositor shall cause any such reassignment (or reallocation, as applicable) to occur on any Loan Action Date unless: (x) (i) no Reinvestment Criteria Event is outstanding and (ii) the reassignment of such Loans constitutes a Permitted Reassignment, in each case, after giving effect to all Loan Actions that occur on such Loan Action Date and (y) the Reassignment Price shall have been paid as described above. No such reassignment may cause the Issuer to breach or otherwise violate any provision of the Indenture.

(b) To cause any such reassignment or reallocation, as applicable, of Loans, the Servicer (on behalf of the Depositor or, in the case of 2022-1A SUBI Loans, the Initial Beneficiary) shall take the following actions and make the following determinations:

(i) on or before the Monthly Determination Date relating to the Loan Action Date on which such reassignment or reallocation, as applicable, is to occur (such Loan Action Date, the “Reassignment Date”), furnish to the Issuer, the Indenture Trustee and each Rating Agency a written notice specifying the Loans which are expected to be reassigned from the Issuer or reallocated from the 2022-1A SUBI, as applicable;

(ii) on or prior to the applicable Reassignment Date, the Servicer shall supplement the Loan Schedule by delivering to the Issuer and the Indenture Trustee a computer file or microfiche or written list (which may be in electronic form, acceptable to the Indenture Trustee) containing a true and complete list of the Loans that are to be reassigned or reallocated, as applicable, on such Reassignment Date, specifying for each such Loan, its loan number, Loan Principal Balance and the Subservicer, in each case as of the end of the Collection Period immediately preceding the Collection Period in which such Reassignment Date occurs; and

(iii) represent and warrant that the list of Loans delivered pursuant to clause (ii), as of the Reassignment Date, is true and complete in all material respects.

Within five (5) Business Days after the applicable Reassignment Date of a Loan (other than a 2022-1A SUBI Loan), the Issuer shall deliver to the Depositor a Loan Reassignment substantially in the form of Exhibit C, together with any appropriate UCC releases or termination statements prepared and filed on behalf of the Issuer.

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Section 2.11 Optional Sale of Charged-Off Loans. The Servicer (or any Affiliate of the Servicer) may undertake to locate a third party purchaser that is not affiliated with the initial Servicer, any of its Affiliates, the Seller, the Depositor or the Issuer to purchase from the Issuer any Charged-Off Loans, and shall have the right to direct the Issuer to sell any such Loans to such third party purchaser; provided that all recoveries and other amounts collected by the Issuer, the Depositor or the Servicer (or any Affiliate of the Servicer) with respect to any Charged-Off Loan (including proceeds of any disposition by the Servicer or any Affiliate thereof to any third party) in accordance with the Credit and Collection Policy shall be paid to the Issuer, by deposit in the Collection Account.

Section 2.12 Issuer Loan Exclusions. Subject to the conditions specified in, and in accordance with, Section 8.07 of the Indenture and the further conditions specified in this Section 2.12, on any Loan Action Date during the Revolving Period, the Servicer (at the direction of the Depositor or the Initial Beneficiary, as applicable) may require the Issuer to designate one or more Loans included in the Sold Assets (or in the case of the 2022-1A SUBI, one or more 2022-1A SUBI Loans) as an Excluded Loan or cause one or more Loans included in the Sold Assets (or in the case of the 2022-1A SUBI, one or more 2022-1A SUBI Loans) to cease to be designated as an Excluded Loan. For the avoidance of doubt, until such time as an Excluded Loan ceases to be so designated, it shall not be included in the Loan Action Date Loan Pool on any Loan Action Date (including the Loan Action Date on which it is designated as an Excluded Loan, but excluding the Loan Action Date on which it is de-designated as such) or taken into account for purposes of determining whether or not a Reinvestment Criteria Event has occurred as of the end of the Collection Period preceding any such Loan Action Date, but it shall otherwise continue to constitute a Sold Asset (or in the case of the 2022-1A SUBI, a 2022-1A SUBI Loan) and all Collections in respect thereof during any Collection Period shall constitute Available Funds on the corresponding Payment Date. The designation of a Loan or 2022-1A SUBI Loan as an Excluded Loan shall be effected by the delivery by the Depositor (or the Servicer on its behalf) to the Issuer and the Indenture Trustee on or before the Monthly Determination Date relating to applicable Loan Action Date of a report identifying each such expected Loan (by loan number and Seller and Subservicer) as an Excluded Loan. The Excluded Loans outstanding from time to time for any Loan Action Date shall be identified as such on each Loan Schedule delivered on the Monthly Determination Date relating to such Loan Action Date. On any Loan Action Date during the Revolving Period, an Excluded Loan may be de-designated as such by the delivery by the Depositor (or the Servicer on its behalf) to the Issuer and the Indenture Trustee on or before the Monthly Determination Date relating to such Loan Action Date of a report identifying each such expected Loan (by loan number and Seller and Subservicer) as ceasing to be designated as an Excluded Loan. No Excluded Loan may be de-designated as such on any Loan Action Date unless such Loan would constitute an Eligible Loan as of the close of business on the last day of the Collection Period immediately preceding such Loan Action Date if such last day were deemed to be such Loan’s Cut-Off Date.

Section 2.13 Investment Company Act Restriction. Notwithstanding anything to the contrary in this Agreement, the Depositor and the Issuer hereby acknowledge and agree that neither the Depositor nor the Issuer shall, and neither shall be required to, acquire any additional Loans (or, in the case of North Carolina Loans, beneficial interests therein) or related assets, or purchase, repurchase, reassign or otherwise dispose of any Loans (or, in the case of North Carolina Loans, beneficial interests therein) or related assets pursuant to this Agreement, for the primary purpose of recognizing gains or decreasing losses for the Depositor or the Issuer as a result of market value changes.

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ARTICLE III

ADMINISTRATION AND SERVICING OF LOANS

Section 3.01 Acceptance of Appointment and Other Matters Relating to the Servicer. (a) The Issuer and the North Carolina Trust authorizes Regional Management to act as initial Servicer (but without transfer to Regional Management of the Issuer’s right to service the Loans) and Regional Management agrees to act as the initial Servicer, in each case hereunder.

(b) The Servicer shall service and administer the Loans, shall collect and deposit into the Collection Account or other applicable Note Account amounts received under the Loans, shall charge off Loans deemed to be uncollectible and shall extend, amend or otherwise modify Loans, all in accordance with its customary and usual servicing procedures for servicing consumer loans comparable to the Loans and in accordance with the Credit and Collection Policy and all applicable Requirements of Law. The Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder and under the 2022-1A SUBI Servicing Agreement, including the Subservicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 8.01, the Servicer or its designee is hereby authorized and empowered, unless such power is revoked by the Indenture Trustee on account of the occurrence of a Servicer Default pursuant to Section 8.01, (i) to make withdrawals or to instruct the Indenture Trustee to make or cause to be made withdrawals from any Note Account permitted by the terms of this Agreement or the Indenture and (ii) to execute and deliver, on behalf of the Issuer any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, to effect, on behalf of the Issuer and the North Carolina Trust with respect to Loans in accordance with the requirements of this Agreement and the 2022-1A SUBI Servicing Agreement and after the delinquency of any Loan and to the extent permitted under and in compliance with applicable Requirements of Law, to commence collection proceedings with respect to such Loans. The Issuer, and the Indenture Trustee shall furnish the Servicer with any documents reasonably requested by the Servicer or otherwise necessary to enable the Servicer to carry out its servicing and administrative duties hereunder; provided, however, that none of the Owner Trustee or the Indenture Trustee shall be liable for any negligence with respect to, or misuse of, any such documents by the Servicer or any of its agents and the Servicer shall hold the Owner Trustee and the Indenture Trustee harmless against any losses, claims, damages, fines or penalties of any nature incurred in connection therewith.

(c) The Servicer shall pay out of its own funds, without payment or reimbursement therefor (except as provided in Section 3.02 hereof), all fees, costs and expenses incurred by the Servicer in connection with the servicing activities hereunder and under the 2022-1A SUBI Servicing Agreement, including expenses related to enforcement of the Loans.

(d) The Servicer shall not be required to use separate servicing operations, offices, employees or accounts for servicing the Loans from the operations, offices, employees and accounts used by the Servicer in connection with servicing other consumer loans.

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(e) The Servicer shall: (i) not amend any related Contract other than on a per customer basis in accordance with the Credit and Collection Policy; (ii) comply, in all material respects, with the terms and conditions of the related Contracts; and (iii) promptly inform the Issuer, and the Depositor of any material billing errors, claims, disputes or litigation with respect to the related Loans.

Section 3.02 Servicing Compensation. As full compensation for its servicing activities hereunder and as reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive the Servicing Fee payable in arrears on each Payment Date on or prior to the termination of the Issuer pursuant to the terms of the Trust Agreement. The “Servicing Fee” for any Payment Date, other than the Initial Payment Date, shall be an amount equal to the product of (i) 4.75%, multiplied by (ii) the aggregate Loan Principal Balance as of the first day of such Collection Period (or, in the case of the Initial Payment Date, the Initial Cut-Off Date), multiplied by (iii) one-twelfth (or, in the case of the Initial Payment Date, one-sixth).. The Servicing Fee shall be payable to the Servicer solely to the extent that amounts are available for payment in accordance with the terms of the Indenture (including by the Servicer retaining Collections in an amount up to the aggregate accrued and unpaid Servicing Fee). For the avoidance of doubt, such Servicing Fee shall also constitute compensation for the Servicer’s services rendered pursuant to the 2022-1A SUBI Servicing Agreement and related North Carolina Trust Documents.

The Servicer’s fees, costs and expenses include the reasonable fees and disbursements of attorneys, independent accountants and all other fees, costs and expenses incurred by the Servicer in connection with its activities hereunder, including, without limitation, any fees payable to any Subservicer or any other Person performing any of the Servicer’s duties and obligations hereunder. The Servicer shall be required to pay such fees, costs and expenses for its own account and shall not be entitled to any payment or reimbursement therefor or to any fee or other payment from, or claim on, any of the assets in the Trust Estate (other than the Servicing Fee). Notwithstanding the foregoing, no Successor Servicer will be responsible to pay the fees and expenses of the Issuer.

The Issuer and the Servicer acknowledge and agree that (i) the servicing arrangements provided for in this Agreement and under the 2022-1A SUBI Servicing Agreement, including the Servicing Fee, are on terms consistent with those arrived at as a result of arm’s length negotiations and that they are typical of servicing arrangements made for servicing assets such as the Loans, (ii) the Servicing Fee is expected to more than cover the anticipated costs associated with the performance by the Servicer of its obligations hereunder with respect to the Loans, other Sold Assets and the other 2022-1A SUBI Assets, and constitutes fair consideration and reasonable compensation to the Servicer for the performance of such obligations, and (iii) an unaffiliated third party having the requisite experience servicing assets such as the Loans would be willing to assume the servicing obligations hereunder for compensation commensurate with the Servicing Fee.

Section 3.03 Representations, Warranties and Covenants of the Servicer and each Subservicer. The Servicer, each Subservicer and any Successor Servicer by its appointment hereunder hereby makes, with respect to itself only, on the Closing Date (or on the date of the appointment of such Successor Servicer) and on each Addition Date, the following

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representations, warranties and covenants on which each of (x) the Issuer shall be deemed to rely in accepting its interest in the Loans, (y) the Back-up Servicer shall be deemed to have relied in accepting its appointment as Back-up Servicer under the Back-up Servicing Agreement, and (z) the Indenture Trustee shall be deemed to have relied in accepting the grant of a security interest in the Loans and in entering into the Indenture:

(a) Organization. It is an organization validly existing and in good standing under the laws of, and is duly qualified to do business in, the jurisdiction of its incorporation or organization and has, in all material respects, full power and authority to own its properties and conduct its consumer loan business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.

(b) Due Qualification. It is in good standing and duly qualified to do business (or is exempt from such requirements) and has obtained all necessary licenses and approvals (in the case of the Servicer, whether directly or indirectly through a Subservicer in the applicable jurisdiction) in each jurisdiction in which it is performing the primary servicing function for any of the Loans under this Agreement, except where the failure to be in good standing, so qualify or obtain licenses or approvals would not have an Adverse Effect.

(c) Due Authorization. The execution, delivery, and performance by it of this Agreement and the other agreements and instruments executed and delivered by it as contemplated hereby, have been duly authorized by all necessary action on the part of such party.

(d) Binding Obligation. This Agreement and each other Transaction Document to which it is a party constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws or by general principles of equity (whether considered in a proceeding at law or in equity).

(e) No Conflict. The execution and delivery of this Agreement and each Transaction Document to which it is a party by it, and the performance by it of the transactions contemplated by this Agreement and the fulfillment by it of the terms hereof and thereof applicable to such party, will not conflict with, violate or result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it or its properties are bound, except for any such conflict, violation, breach or default which would not have an Adverse Effect.

(f) No Violation. The execution and delivery by it of this Agreement and each other Transaction Document to which it is a party, the performance by it of the transactions contemplated by this Agreement and each other Transaction Document to which it is a party and the fulfillment by it of the terms hereof and thereof applicable to such party will not conflict with or violate any Requirements of Law applicable to such party.

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(g) No Proceedings. There are no Proceedings or investigations pending against it before any Governmental Authority or, to the best of its knowledge, threatened, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or seeking any determination or ruling that, in the reasonable judgment of such party, would materially and adversely affect the performance by it of its obligations under this Agreement and the other Transaction Documents to which it is a party.

(h) Compliance with Requirements of Law; Credit and Collection Policy. It shall (i) duly satisfy all obligations on its part to be fulfilled hereunder and the 2022-1A SUBI Servicing Agreement or in connection with each Loan and will maintain in effect all qualifications required under Requirements of Law in order to service properly each Loan; (ii) comply in all material respects with its Credit and Collection Policy and (iii) comply with all other Requirements of Law in connection with servicing each Loan the failure to comply with which would have an Adverse Effect.

(i) No Modification, Rescission or Cancellation. It shall not permit any amendment, waiver, modification, rescission or cancellation of any Loan, except in accordance with its Credit and Collection Policy, as required by Requirements of Law or as ordered by a court of competent jurisdiction or other Governmental Authority.

(j) Protection of Rights. It shall take no action which, nor omit to take any action the omission of which, would impair, in any material respect, the rights of the Issuer or the Indenture Trustee in any Loan, nor shall it reschedule, revise or defer payments due on any Loan, in each case except in accordance with its Credit and Collection Policy or as required by Requirements of Law.

(k) Credit and Collection Policy. It shall not, and shall not permit any Subservicer to, amend, modify, waive or supplement the Credit and Collection Policy in any manner that could reasonably be expected to result in an Adverse Effect, except as required by Requirements of Law or as ordered by a court of competent jurisdiction or other Governmental Authority.

(l) Further Assurances. It shall do and perform, from time to time, such acts as are within its power and authority as the Servicer or a Subservicer, as applicable, to maintain the perfection and priority of the security interests in the Loans granted hereunder and under the Loan Purchase Agreement.

(m) Reserved.

(n) Change in Underwriting Guidelines. The Servicer shall notify each Rating Agency of any change to the underwriting guidelines contained in the Credit and Collection Policy that could reasonably be expected to result in an Adverse Effect.

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In the event any representation, warranty or covenant of the Servicer or any Subservicer contained in paragraphs (h), (i) or (j) of this Section 3.03 with respect to any Loan is breached (the “Applicable Representations”), which breach materially adversely affects the interests of the Noteholders in such Loan, and is not cured within forty-five (45) days from the first date on which the Servicer or the breaching Subservicer either (y) is notified by the Issuer, the Indenture Trustee, the Servicer (with respect to any Subservicer), the North Carolina Trustees or the Depositor of such breach, or (z) discovered such breach, then any Loan or Loans to which such event relates shall be assigned and transferred to the Servicer (or, in the case of the 2022-1A SUBI Loans, reallocated at the direction of the Servicer) on the terms and conditions set forth below.

The Servicer shall effect such assignment or reallocation, as applicable, by making a deposit into the Collection Account or other applicable Note Account in immediately available funds not later than the Payment Date immediately following the Collection Period in which such forty-five day period expired in an amount equal to the Repurchase Price of the affected Loans as of the date of such deposit. The obligation of the Servicer to accept reassignment, reallocation or assignment of such Loans, and to make the deposits, if any, required to be made to the Collection Account or other applicable Note Account as provided in the preceding paragraph, shall constitute the sole remedy available to the Issuer, the Depositor, the North Carolina Trust, the Noteholders or the Indenture Trustee with respect to a breach of such Applicable Representations, except as provided in Section 6.04.

Upon each such assignment to, reallocation or purchase by the Servicer, the Issuer shall automatically and without further action sell, transfer, assign, set-over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Issuer in and to such Loans, all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds thereof. The Issuer shall execute such documents and instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any such Loans pursuant to this Section 3.03 but only upon receipt of an Officer’s Certificate of the Servicer that states that all conditions set forth in this Section have been satisfied.

Section 3.04 Adjustments. If (i) the Servicer or any Subservicer makes a deposit into the Collection Account or other applicable Note Account in respect of a Collection of a Loan and such Collection was received by the Servicer or such Subservicer in the form of a check or other payment which is not honored or is reversed for any reason or (ii) the Servicer or any Subservicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer or such Subservicer shall appropriately adjust the amount subsequently deposited into the Collection Account or other applicable Note Account to reflect such dishonored or reversed payment or mistake. Any such adjustment shall be reflected in the records of the Servicer or the applicable Subservicer with respect to such Loan.

Section 3.05 Back-up Servicing Agreement. (a) The Servicer shall comply with its obligations under the Back-up Servicing Agreement and the other Transaction Documents to which it is a party (in its capacity as Servicer).

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(b) Each Subservicer hereby agrees that it shall cooperate with the Servicer in the performance of the Servicer’s duties under the Back-up Servicing Agreement, during any Servicing Centralization Period and any Servicing Transition Period.

Section 3.06 Monthly Servicer Report. Not later than the Monthly Determination Date relating to each Payment Date, but in no event later than the second Business Day preceding each Payment Date, the Servicer shall deliver to the Issuer, each Rating Agency, the Back-up Servicer, the Owner Trustee and the Indenture Trustee the Monthly Servicer Report, in substantially the form set forth in the Indenture. The Servicer shall calculate and provide to the Indenture Trustee in writing all applicable original issue discount information relating to the Notes in a timely manner in order to enable the Indenture Trustee or the Account Bank to perform any reporting obligations with respect thereto.

Section 3.07 Annual Compliance Certificate. The Servicer shall deliver to the Issuer, each Rating Agency and the Indenture Trustee on or before March 31 of each calendar year, beginning with March 31, 2023, an Officer’s Certificate substantially in the form of Exhibit B hereto, together with an agreed upon procedures letter delivered by a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Seller) with respect to the Servicer’s activities under the Transaction Documents.

Section 3.08 Copies of Reports Available. A copy of each Monthly Servicer Report and Officer’s Certificate (but not letters or reports from the independent public accountants) provided pursuant to Section 3.06 or 3.07 will be made available by the Indenture Trustee to the Noteholders via its website at www.ctslink.com.

Section 3.09 Notices To Regional Management Corp. In the event that Regional Management is no longer acting as Servicer, any Successor Servicer shall deliver to the Issuer, each Rating Agency, the Owner Trustee and the Indenture Trustee each Monthly Servicer Report, Officer’s Certificate and report required to be provided thereafter pursuant to Section 3.06, 3.07 or 3.08.

Section 3.10 Subservicing. (a) Each Subservicer shall be responsible for the servicing and administration of the Loans for which such Subservicer is designated as the Subservicer on the Loan Schedule; provided, however, that the Servicer may redesignate the Subservicers for particular Loans from time to time; provided, further, that any such redesignation will comply with licensing regulations applicable to such Subservicers. Each Subservicer shall service and administer the related Loans in accordance with the provisions of Section 3.01. As part of its servicing activities hereunder, the Servicer shall enforce the obligations of each Subservicer under this Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicers, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Loans. The Servicer shall pay the costs of such enforcement at its own expense.

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(b) The Servicer shall be entitled to terminate the subservicing of the Loans by any Subservicer under this Agreement at any time in its sole discretion. In the event of termination of any Subservicer, the Servicer shall either (A) directly service the related Loans, but only to the extent the Servicer has the regulatory authorizations to do so, or (B) appoint another duly licensed Subservicer to service and administer such Loans and, in either case, such entity shall assume all such servicing obligations immediately upon such termination. Notwithstanding anything else to the contrary contained herein, all rights and obligations of the Subservicers under this Agreement shall terminate upon the occurrence of a Servicing Transfer Date (including the Servicing Assumption Date) and the related successor Servicer will not be required to enforce the obligations of any prior Subservicer that has been terminated in connection with such Servicing Transfer Date; provided, however, that any Subservicer may be engaged (and each Subservicer has agreed to reasonably cooperate with the Back-up Servicer or any other Successor Servicer in arranging any such engagement) by any Successor Servicer, including the Back-up Servicer, on terms reasonably satisfactory to such Subservicer, to provide servicing and administration of the Loans subject to the direction of such Successor Servicer (including the Back-up Servicer).

(c) Each Subservicer shall make available to the Servicer sufficient information relating to the subservicing of Loans under this Agreement so as to enable the Servicer to prepare and deliver the Monthly Servicer Report and Officer’s Certificate required by Sections 3.06 and 3.07 of this Agreement. Each Subservicer will provide or cause to be provided to the independent service provider selected by the Servicer to furnish any report required by Section 3.07 of this Agreement sufficient information relating to the subservicing of Loans under this Agreement, or reasonable access to the premises of such Subservicer, as reasonably required by such independent service provider to furnish such report required by Section 3.07 of this Agreement.

(d) Each Subservicer shall be entitled to compensation for its services as a Subservicer under this Agreement by the Servicer as agreed to by the Servicer and such Subservicer, and no Subservicer will be entitled to any fee or other payment from, or claim on, any of the assets in the Trust Estate.

(e) Notwithstanding the appointment of the Subservicers for any such servicing and administration of the related Loans or any other purpose hereunder, the Servicer shall remain obligated and solely liable to the Issuer, the North Carolina Trust, the Indenture Trustee and the Noteholders for the servicing and administering of the Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such subservicing arrangement to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans.

(f) The parties hereto acknowledge and agree that Regional North Carolina will act as the Subservicer with respect to the 2022-1A SUBI Assets.

Section 3.11 Custody of Receivable Files.

(a) Custody. The Issuer, the North Carolina Trust and the Indenture Trustee, upon the execution and delivery of this Agreement, hereby revocably appoint the Servicer, and the Servicer hereby accepts such appointment, to act as the agent (solely in its capacity as Servicer under the Transaction Documents) of the Issuer, the North Carolina Trust and the Indenture Trustee, solely in the Servicer’s capacity as custodian of the Contracts.

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(b) Safekeeping. The Servicer, in its capacity as custodian, or a Subservicer, appointed by the Servicer as subcustodian pursuant to Section 3.11(e), shall hold the Contracts (i) in physical form (or, in the case of Convenience Checks, in physical or electronic form) or (ii) with respect to each Loan originated in electronic form, in electronic form in the Electronic Vault, provided that if a contract is Exported from the Electronic Vault, the Custodian shall hold such Contract in physical form in accordance with its customary servicing practices. The custodian or, if applicable, any Subservicer appointed by it as subcustodian (in the case of Loans held in physical form) will hold such Contracts for the benefit of the Issuer and the Indenture Trustee, as pledgee of the Issuer or the North Carolina Trust, as applicable; provided, that the Servicer, in its capacity as custodian, shall ensure that the Electronic Contracts are maintained by the Electronic Vault Provider as a designated custodian of the Indenture Trustee (for the benefit of the Noteholders) in the Electronic Vault. The Electronic Vault will be controlled by the Servicer in its capacity as custodian hereunder. In performing its duties as custodian, the Servicer shall act in accordance with its customary servicing practices. The Servicer will promptly report to the Issuer, the 2022-1A SUBI Trustee and the Indenture Trustee any failure on its part (or, if applicable, a subcustodian’s part) to hold a material portion of the Contracts (including Electronic Contracts, but not including any Convenience Checks) and maintain its account, records, and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein will be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Contracts. The Servicer may, in accordance with its customary servicing practices, maintain all or a portion of a Contract in electronic form in the Electronic Vault and/or maintain custody of all or any portion of a Contract with one or more Persons to whom the Servicer has delegated responsibilities in accordance with Section 6.07. The Servicer will maintain each Contract in the United States (it being understood that (i) the Contracts, or any part thereof, may be maintained at the offices of any Person to whom the Servicer has delegated responsibilities in accordance with Section 6.07 and (ii) Electronic Contracts shall be maintained in the Electronic Vault). The Servicer will make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Contracts upon request. Notwithstanding any reference herein or in any other Transaction Document to the Electronic Vault Provider acting as a designated custodian of the Indenture Trustee, the parties hereto acknowledge and agree that the Indenture Trustee shall not be liable for, and shall have no duty to supervise or monitor, the default, misconduct or any other action or omission of the Electronic Vault Provider, and that the Indenture Trustee may assume the Electronic Vault Provider’s performance of its duties and obligations under the Transaction Documents. The Servicer shall cause the Electronic Vault to reflect the name of the applicable Owner of Record as follows: “Regional Management Issuance Trust 2022-1/Regional Management NC Receivables Trust, solely with respect to 2022-1A SUBI”.

(c) Effective Period and Termination. The Servicer’s appointment as custodian with respect to any Loan shall become effective as of the Cut-Off Date for such Loan and will continue in full force and effect until terminated pursuant to this Section 3.11(c) (or such Loan ceases to be a Sold Asset or 2022-1A SUBI Asset, as applicable); provided, the Servicer’s appointment as custodian in respect of the Initial Loans shall be deemed to have been effective as of the Initial Cut-Off Date. If Regional Management resigns as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer have been terminated under Section 8.01, the Indenture Trustee may (and upon the

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written direction of the Required Noteholders shall) terminate the appointment of the Servicer as custodian hereunder in the same manner as the Indenture Trustee may terminate the rights and obligations of the Servicer under Section 8.01. In the event that the Custodian is terminated in such capacity, each Subservicer will be terminated as subcustodian for each Loan with respect to which it is then acting in such capacity. Upon the resignation or termination of the Servicer in accordance with this Agreement, control of the Contracts in the Electronic Vault shall be transferred to the Back-up Servicer to the extent it becomes the successor servicer in accordance with this Agreement, or another successor servicer. In the event that the Back-up Servicer assumes servicing responsibilities or a successor Servicer, as applicable, is appointed, the outgoing Servicer shall promptly transfer to the Back-up Servicer or a successor Servicer, as applicable, in such manner and to such location as the Back-up Servicer or a successor Servicer, as applicable, shall reasonably designate, all of the Contracts and other Related Loan Assets in its possession or control; provided, however, if the Back-up Servicer is the successor Servicer, it shall (i) notify the Electronic Vault Provider of the transfer of servicing responsibilities to the Back-up Servicer as Successor Servicer and (ii) accept the transfer of possession of the Electronic Vault to the Back-up Servicer as Successor Servicer; it being agreed by the Servicer that it shall reasonably cooperate with the Back-up Servicer with respect to effecting any such election, notification or transfer.

(d) Establishment of Imaging System. Other than with respect to any Electronic Contract, the Servicer shall maintain an imaging system through which the original physical Contract and, with respect to any Hard Secured Loan, the original physical certificate of title with respect to the Titled Asset securing such Hard Secured Loan may be imaged and captured through a standalone PDF, or another electronic medium, device and validated through an internal, controlled process with images captured, stored and identifiable at a central location as a backup to physical documentation. For the avoidance of doubt, the Servicer shall cause imaged files with respect to which the related Contract is an Electronic Contract to be stored in the Electronic Vault.

(e) Subcustodian. The Servicer, in its capacity as custodian, may appoint a Subservicer as subcustodian with respect to any Contract pursuant to Section 6.07. In the event that the custodian is terminated in such capacity hereunder, each subcustodian will be terminated as subcustodian for each Loan with respect to which it is then acting in such capacity.

ARTICLE IV

COLLECTIONS AND ALLOCATIONS

Section 4.01 Collections and Allocations. (a) The Servicer shall comply with its obligations in Article VIII of the Indenture.

(b) Each Subservicer shall deliver any Collections received by such Subservicer to the Servicer for deposit into the Collection Account in accordance with Section 8.03 of the Indenture.

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ARTICLE V

OTHER MATTERS RELATING TO THE DEPOSITOR

Section 5.01 Liability of the Depositor. The Depositor shall be liable for all obligations, covenants, representations and warranties of the Depositor arising under or related to this Agreement and each other Transaction Document to which it is a party. The Depositor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as a Depositor.

Section 5.02 Merger or Consolidation of the Depositor. (a) The Depositor shall not dissolve, liquidate, consolidate with or merge into any other corporation, limited liability company or other entity or convey, transfer or sell (other than conveyances hereunder) its properties and assets substantially as an entirety to any Person unless:

(i) the entity formed by such consolidation or into which the Depositor is merged or the Person which acquires by conveyance, transfer or sale the properties and assets of the Depositor substantially as an entirety shall be, if the Depositor is not the surviving entity, organized and existing under the laws of the United States of America or any state or the District of Columbia, and shall be a special purpose corporation or other special purpose entity whose powers and activities are limited and, if the Depositor is not the surviving entity, such entity or Person shall expressly assume, by a written agreement supplemental hereto, executed and delivered to the Servicer, the Issuer and the Indenture Trustee, in form reasonably satisfactory to the Servicer, the Issuer and the Indenture Trustee, the performance of every covenant and obligation of the Depositor hereunder;

(ii) the Depositor or the surviving or transferee entity, as the case may be, has delivered to the Issuer and the Indenture Trustee (with a copy to each Rating Agency) (A) an Officer’s Certificate of the Depositor or such entity stating that such consolidation, merger, conveyance, transfer or sale and such supplemental agreement complies with this Section 5.02 and that all conditions precedent herein provided for relating to such transaction have been complied with and (B) an Officer’s Certificate of the Depositor or such entity and an Opinion of Counsel each stating that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally from time to time in effect or general principles of equity;

(iii) the Depositor or the surviving or transferee entity, as the case may be, has delivered to the Indenture Trustee and the Servicer an Officer’s Certificate of the Depositor or such entity to the effect that in the reasonable belief of the Depositor or such entity, such consolidation, merger, conveyance, transfer, sale or other specified action will not have an Adverse Effect; and

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(iv) the Rating Agency Notice Requirement with respect to such consolidation, merger, conveyance, transfer, sale or other specified action has been satisfied.

Promptly upon such consolidation, merger, conveyance, transfer or sale, the Depositor shall deliver written notice of the same to each Rating Agency.

(b) Except in connection with a transaction permitted under the foregoing clause (a), the obligations, rights or any part thereof of the Depositor hereunder shall not be assignable nor shall any Person succeed to such obligations or rights of the Depositor hereunder. The sale or other conveyance of Loans by the Depositor to the Issuer under this Agreement shall not constitute a conveyance, transfer or sale of its properties or assets substantially as an entirety to any Person for purposes of this Section 5.02.

Section 5.03 Limitations on Liability of the Depositor. Subject to Section 5.01, none of the Depositor or any of the directors, officers, employees, agents, members or managers of the Depositor acting in such capacities shall be under any liability to the Issuer, the Servicer, any Subservicer, the Seller, the North Carolina Trust, the Owner Trustee, the Indenture Trustee, the Noteholders or any other Person for any action taken or for refraining from the taking of any action in good faith in such capacities pursuant to this Agreement or any other Transaction Document, it being expressly understood that such liability is expressly waived and released as a condition of, and consideration for, the execution of this Agreement; provided, however, that this provision shall not protect the Depositor or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of obligations and its duties hereunder. The Depositor and any director, officer, employee, member or manager or agent of the Depositor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Depositor) respecting any matters arising hereunder.

Section 5.04 Limitations on Liability of the Depositor.

(a) The Depositor shall not enter into any Permitted Securitization Transaction Document in connection with any Permitted Securitization unless such Permitted Securitization Transaction Document contains provisions substantially similar in form, substance and effect to Sections 10.07(a) and 10.15(a) hereof and Section 11.19 of the Indenture and Section 9.14 of the Loan Purchase Agreement.

(b) Other than the Transaction Documents, the Depositor shall not enter into any Permitted Securitization Transaction Document except in connection with a Permitted Securitization.

ARTICLE VI

OTHER MATTERS RELATING TO THE SERVICER AND THE SUBSERVICERS

Section 6.01 Liability of Servicer and the Subservicers. The Servicer and the Subservicers shall be liable under this Article VI only to the extent of the obligations specifically undertaken by the Servicer or such Subservicer in its capacity as Servicer or Subservicer, as applicable, subject to Section 3.10(e).

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Section 6.02 Merger or Consolidation of, or Assumption of the Obligations of, the Servicer or a Subservicer. Neither the initial Servicer nor a Subservicer shall consolidate with or merge into any other corporation, limited partnership, limited liability company or other entity or convey, transfer or sell its properties and assets substantially as an entirety to any Person (other than any conveyance, transfer or sale by a Subservicer of its properties and assets to the initial Servicer or another Subservicer, provided that the transferor Subservicer continues to exist after such conveyance, transfer or sale), unless:

(a) (i) in the case of any such event by the initial Servicer, the entity formed by such consolidation or merger into which the initial Servicer is merged (in each case, if other than the initial Servicer) or the Person which acquires by conveyance, transfer or sale the properties and assets of the initial Servicer substantially as an entirety shall be an Eligible Servicer (after giving effect to such consolidation, merger or transfer) and (ii) in the case of any such event by the initial Servicer or any Subservicer, if the initial Servicer or such Subservicer is not the surviving Person, such surviving Person shall expressly assume, by a written agreement supplemental hereto, executed and delivered to the Issuer, the Indenture Trustee and the Depositor in a form reasonably satisfactory to the Issuer, the Indenture Trustee and the Depositor, the performance of every covenant and obligation of the initial Servicer or such Subservicer hereunder and under each other Transaction Document to which it is a party;

(b) the initial Servicer or the Subservicer, as applicable, or the surviving Person of such consolidation or merger or Person which acquires the properties and assets of the initial Servicer or Subservicer, as the case may be, has delivered to the Issuer, the Indenture Trustee and the Depositor (A) an Officer’s Certificate of the initial Servicer, such Subservicer or such entity, as applicable, stating that such consolidation, merger, conveyance, transfer or sale complies with this Section 6.02 and that, in the reasonable determination of the officer signing such Officer’s Certificate, such consolidation, merger, conveyance, transfer or sale will not have an Adverse Effect, and (B) an Opinion of Counsel stating that such supplemental agreement described in clause (a) is a valid and binding obligation of such surviving or transferee Person enforceable against such Person in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally from time to time in effect or general principles of equity; and

(c) the Rating Agency Notice Requirement with respect to such consolidation, merger, conveyance, transfer or sale has been satisfied, provided, however, that the sale by the Seller of Loans to the Depositor under the Loan Purchase Agreement shall not be a conveyance, transfer or sale of its properties or assets substantially as an entirety to any Person for purposes of this Section 6.02.

Upon any such merger, consolidation or transfer of all or substantially all of the assets of the initial Servicer or a Subservicer in accordance with this Section 6.02, the surviving or transferee Person shall be the successor to and substituted for the initial Servicer or such Subservicer, as applicable, for all purposes under this Agreement.

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If a Successor Servicer consolidates with, merges or converts into, or transfers or sells all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor to and substituted for such Successor Servicer for all purposes under this Agreement.

Section 6.03 Limitation on Liability of the Servicer, the Subservicers and Others. (a) Except as provided in Section 6.04, neither the Servicer nor any of the directors, officers, partners, members, managers, employees or agents of the Servicer in its capacity as Servicer shall be under any liability to the Issuer, the Owner Trustee, the North Carolina Trust, the Indenture Trustee, the Noteholders or any other Person for any action taken or for refraining from the taking of any action in good faith in its capacity as Servicer in accordance with this Agreement and the 2022-1A SUBI Servicing Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (or, if the Servicer is not Regional Management, gross negligence) in the performance of its duties or by reason of reckless disregard of its obligations and its duties hereunder. The Servicer and any director, officer, employee, partner, shareholder, member or manager or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Servicer) respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as Servicer in accordance with this Agreement and which in its reasonable judgment may involve it in any material expense or liability. In furtherance of its obligations hereunder, the Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of the Issuer and the Noteholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Issuer and the Noteholders hereunder.

(b) Except as provided in Section 6.04, neither any Subservicer nor any of the directors, officers, partners, shareholders members, managers, employees or agents of a Subservicer in its capacity as a Subservicer shall be under any liability to the Issuer, the Owner Trustee, the North Carolina Trust, the Indenture Trustee, the Noteholders, the Servicer or any other Person for any action taken or for refraining from the taking of any action in good faith in its capacity as a Subservicer pursuant to this Agreement; provided, however, that this provision shall not protect a Subservicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (or, if such Subservicer is not an Affiliate of Regional Management, gross negligence) in the performance of its duties or by reason of reckless disregard of its obligations and its duties hereunder. Each Subservicer and any director, officer, employee, partner, member or manager or agent of a Subservicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than such Subservicer) respecting any matters arising hereunder. No Subservicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties as a Subservicer in accordance with this Agreement and which in its reasonable judgment may involve it in any expense or liability.

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Section 6.04 Servicer Indemnification of the Issuer, the Owner Trustee and the Indenture Trustee. The Servicer shall indemnify and hold harmless each of the Issuer, the Owner Trustee (as such and in its individual capacity), the Indenture Trustee (as such and in its individual capacity) and any trustees predecessor thereto (including the Indenture Trustee in its capacity as Note Registrar), and the Back-up Servicer (as such and in its individual capacity), the North Carolina Trust, the North Carolina Trustees and their respective directors, officers, employees, partners, members or managers and agents from and against any and all loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions of the Servicer (including in its capacity as 2022-1A SUBI Servicer and as custodian of any Contracts pursuant to Section 3.11) or a Subservicer with respect to the Issuer in breach of this Agreement or the 2022-1A SUBI Servicing Agreement or any other Transaction Document to which the Servicer is a party (other than such as may arise from the gross negligence or willful misconduct of the Owner Trustee, the Back-up Servicer or the Indenture Trustee, as applicable), including any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any action, Proceeding or claim. In addition, the Servicer shall indemnify and hold the Issuer harmless for any tax or fee to which the Issuer or the North Carolina Trust becomes subject in any jurisdiction by reason of the Servicer or a Subservicer being located in such jurisdiction or performing servicing activities in such jurisdiction. Indemnification pursuant to this Section 6.04 shall not be payable from the Sold Asset or the 2022-1A SUBI Assets. Notwithstanding anything to the contrary herein, neither the Servicer nor any Subservicer shall in any event be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, without limitation, loss of profit) irrespective of whether the Servicer or such Subservicer, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 6.05 Resignation of the Servicer and the Subservicers. (a) The Servicer shall not resign from the obligations and duties imposed on it hereunder, under the 2022-1A SUBI Servicing Agreement or the Indenture except upon a determination that (i) the performance of its duties hereunder, under the 2022-1A SUBI Servicing Agreement or the Indenture is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder, under the 2022-1A SUBI Servicing Agreement or the Indenture permissible under applicable law. Any determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee, the Back-up Servicer and the Indenture Trustee. No resignation shall become effective until a Successor Servicer (which shall be the Back-up Servicer unless the Back-up Servicer is the resigning Servicer) or the Indenture Trustee shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.02 hereof, the 2022-1A SUBI Servicing Agreement and the Indenture (other than in the case of the Back-up Servicer, any such duty or obligation that it is not required to assume under the express terms of the Back-up Servicing Agreement, the 2022-1A SUBI Servicing Agreement, this Agreement or the Indenture). If within one hundred twenty (120) days of the date of the determination that the Servicer may no longer act as Servicer as described above, the Indenture Trustee is unable to appoint a Successor Servicer, the Indenture Trustee shall serve as Successor Servicer. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable or unwilling so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder. The Issuer shall give prompt notice to each Rating Agency upon the appointment of a Successor Servicer.

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(b) Notwithstanding Section 6.05(a), the Servicer may, without the requirement of obtaining the prior consent of any Person, assign part or all of its duties and obligations hereunder, under the 2022-1A SUBI Servicing Agreement or the Indenture to an Affiliate of the Servicer so long as (i) such entity is an Eligible Servicer as of the date of such assignment, and (ii) the Servicer reasonably determines that such assignment will not materially adversely affect the interests of any Class of Noteholders; provided, that any such assignment shall not constitute a resignation pursuant to this Section 6.05

(c) So long as Regional Management remains the Servicer, no Subservicer shall resign from the obligations and duties hereby imposed on it except with the consent of the Servicer. Notwithstanding the foregoing, a Successor Servicer may, without the requirement of obtaining the prior consent of any Person, delegate any or all of its duties and obligations hereunder, under the 2022-1A SUBI Servicing Agreement and the Indenture to one or more subservicers; provided, that such Successor Servicer shall remain obligated and solely liable to the Depositor, the Indenture Trustee, the North Carolina Trust, and the Issuer for its duties, obligations and liabilities under this Agreement, the 2022-1A SUBI Servicing Agreement and the Indenture to the same extent and under the same terms and conditions as if such Successor Servicer were acting alone; provided, further, that any such delegation shall not constitute a resignation pursuant to this Section 6.05.

Section 6.06 Access to Certain Documentation and Information Regarding the Loans. The Servicer and each Subservicer (including in its capacity as custodian or subcustodian, as applicable) shall provide to the Issuer or the Indenture Trustee, as applicable, access to the documentation regarding the Loans in such cases where the Issuer or the Indenture Trustee, as applicable, is required in connection with the enforcement of the rights of the Issuer, the North Carolina Trust or the Noteholders or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer’s or Subservicer’s, as applicable, normal security and confidentiality procedures and (d) at reasonably accessible offices in the continental United States designated by the Indenture Trustee, the Servicer or Subservicer, as applicable. Nothing in this Section shall derogate from the obligation of the Depositor, the Issuer, the North Carolina Trust, the Subservicer and the Servicer to observe any applicable law or regulation prohibiting disclosure of information regarding the Loan Obligors and the failure of the Servicer or Subservicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

Section 6.07 Delegation of Duties. In the ordinary course of business (and subject to the standard of care set forth in Section 3.01), the Servicer (including any Successor Servicer) may at any time delegate its duties hereunder with respect to the Loans to any Person or enter subservicing arrangements with any Person (including the Subservicers) that agrees to conduct such duties in accordance with the Credit and Collection Policy and this Agreement. Such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation pursuant to Section 6.05.

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Section 6.08 Examination of Records. The Depositor, each Subservicer (with respect to the Loans being subserviced by it) and the Servicer shall indicate generally in their computer files or other records that the Loans have been conveyed to the Issuer pursuant to the terms of this Agreement and the 2022-1A SUBI Supplement. Each of Depositor, each Subservicer and the Servicer shall, prior to the sale or transfer to a third party of any loan held in its custody, examine its computer records and other records to determine that such loan is not, and does not include, a Loan. Upon such examination and conclusion that such loan is not, and does not include, a Loan, the Depositor, each Subservicer and the Servicer shall be free to sell, transfer or otherwise assign such loan.

Section 6.09 Servicer Power of Attorney. The Issuer and the North Carolina Trust hereby authorize the Servicer acting alone or through an Affiliate, including the Subservicers, to execute, deliver and perform any and all agreements, documents or certificates as the Issuer may be requested or required by the Issuer or the North Carolina Trust, as applicable, to undertake in connection with enforcing its rights as the legal title holder to the Loans. In connection with the enforcement of any rights of the Issuer or the North Carolina Trust, as applicable, with respect to any Loan, the Issuer or the North Carolina Trust, as applicable, shall furnish the Servicer or Subservicers, as applicable, with a power of attorney (substantially in the form of Exhibit G hereto) and any other documents reasonably necessary or appropriate to enable the Servicer to enforce such rights on behalf of the Issuer.

ARTICLE VII

INSOLVENCY EVENTS

Section 7.01 Rights upon the Occurrence of an Insolvency Event. The Depositor shall, on the day that any Insolvency Event occurs with respect to the Depositor, immediately cease to transfer Additional Loans to the Issuer and the Depositor shall promptly give notice to the Indenture Trustee and the Issuer thereof. Loans transferred to the Issuer prior to the occurrence of such Insolvency Event and Collections in respect of such Loans transferred to the Issuer shall continue to be a part of the Sold Assets and shall be allocated and distributed to Noteholders in accordance with the terms of this Agreement and the Indenture.

ARTICLE VIII

SERVICER DEFAULTS

Section 8.01 Servicer Defaults. If any one of the following events (a “Servicer Default”) shall occur and be continuing:

(a) any failure by the Servicer to make any required payment, transfer or deposit or to give instructions or notice to the Indenture Trustee to make or cause to be made such payment, transfer or deposit on or before the date such payment, transfer or deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement, the Indenture, the 2022-1A SUBI Supplement, or the 2022-1A SUBI Servicing Agreement, in an aggregate amount exceeding $50,000, and which failure continues unremedied for a period of five (5) Business Days after the earlier of (i) the date on which notice of such failure, requiring the same to be remedied, shall have been given by registered or certified mail to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Required Noteholders and (ii) the actual knowledge of the Servicer thereof;

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(b) any failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, the Indenture, the 2022-1A SUBI Supplement or the 2022-1A SUBI Servicing Agreement or in any certificate delivered by the Servicer pursuant to this Agreement, the 2022-1A SUBI Supplement, the 2022-1A SUBI Servicing Agreement or the Indenture, which failure has a material adverse effect on the interests of the Noteholders (as determined by the Threshold Noteholders) and which continues unremedied for a period of forty-five (45) days after the earlier of (i) the date on which notice of such failure, requiring the same to be remedied, shall have been given by registered or certified mail to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer and the Indenture Trustee by the Threshold Noteholders and (ii) the actual knowledge of the Servicer thereof;

(c) any representation, warranty or certification made by the Servicer in this Agreement, the Indenture, the 2022-1A SUBI Supplement or the 2022-1A SUBI Servicing Agreement or in any certificate delivered by the Servicer pursuant to this Agreement, the Indenture, the 2022-1A SUBI Supplement or the 2022-1A SUBI Servicing Agreement shall prove to have been incorrect when made or deemed made and such failure has a material adverse effect on the Noteholders (as determined by the Threshold Noteholders) and which continues unremedied for a period of forty-five (45) days after the earlier of (i) the date on which a notice specifying such incorrect representation or warranty and requiring the same to be remedied, shall have been given by registered or certified mail to the Servicer by the Issuer or the Indenture Trustee, or to the Servicer, the Issuer, and the Indenture Trustee by the Threshold Noteholders and (ii) the actual knowledge of the Servicer thereof; or

(d) an Insolvency Event shall occur with respect to the Servicer;

then, in the event of any Servicer Default, so long as a Servicer Default is continuing, the Indenture Trustee may (and upon the written direction of the Required Noteholders shall), by notice then given to the Servicer, the Issuer, the North Carolina Trust and the Back-up Servicer (a “Termination Notice”) (i) terminate all of the rights and obligations of the Servicer as Servicer under this Agreement, the 2022-1A SUBI Supplement, the 2022-1A SUBI Servicing Agreement and the Indenture and (ii) direct the applicable party to terminate any power of attorney granted to the Servicer or any Subservicer and direct such party to execute a new power of attorney to the Indenture Trustee or its designee. The existence of a Servicer Default may be waived with the consent of the Required Noteholders.

Notwithstanding the foregoing, a delay in or failure of performance referred to under paragraph (a) above for an additional period of five (5) Business Days after the applicable grace period or referred to under paragraph (b) or (c) above for a period of forty-five (45) days after the applicable grace period, shall not constitute a Servicer Default if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by a Force Majeure Event. If, following the expiration of such incremental forty-five (45) day grace period in the case of a delay or failure of performance described in paragraph (b) or (c) above, the applicable delay or failure of performance remains outstanding

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but the Servicer continues to work diligently to remedy such delay or failure of performance, then the grace period shall be extended for a further thirty (30) days upon notice from the Servicer to the Indenture Trustee. The preceding sentences will not relieve the Servicer from using all commercially reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Indenture Trustee, the Issuer and the Depositor with an Officer’s Certificate giving prompt notice of such failure or delay, together with a description of its efforts so to perform its obligations.

After receipt by the Servicer of a Termination Notice, and effective on the Servicing Transfer Date, all authority and power of the Servicer under this Agreement shall pass to and be vested in the Successor Servicer (a “Servicing Transfer”) appointed by the Indenture Trustee (at the written direction of the Required Noteholders if the Successor Servicer is not the Back-up Servicer or the Indenture Trustee) pursuant to Section 8.02; and, without limitation, the Indenture Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate promptly) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Servicing Transfer. The Servicer agrees to reasonably cooperate and to cause each Subservicer to reasonably cooperate (and each Subservicer agrees to cooperate) with the Indenture Trustee and such Successor Servicer in (i) effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder and (ii) transferring all duties and obligations of the Servicer hereunder to such Successor Servicer, including the transfer to such Successor Servicer of all authority of the Servicer to service and administer the Loans provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account or other applicable Note Account, or which shall thereafter be received with respect to the Loans, and in assisting the Successor Servicer. The Servicer shall transfer to the Successor Servicer all its electronic records relating to the Loans, together with all other records, correspondence and documents necessary for the continued servicing and administration of the Loans in the manner and at such times as the Successor Servicer shall reasonably request. Notwithstanding the foregoing, the Servicer shall be allowed to retain a copy of all records, correspondence and documents provided to the Successor Servicer in compliance with the Servicer’s recordkeeping policies or Requirements of Law. The predecessor Servicer shall be responsible for all expenses incurred in transferring the servicing duties to the Successor Servicer. To the extent that compliance with this Section shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer deems to be confidential or give the Successor Servicer access to software or other intellectual property, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem reasonably necessary to protect its interests.

Section 8.02 Indenture Trustee to Act; Appointment of Successor. (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 8.01, the Servicer shall continue to perform all servicing functions under this Agreement and the 2022-1A SUBI Servicing Agreement until the earlier of (i) the date specified in the Termination Notice or otherwise specified by the Indenture Trustee and (ii) the Servicing Transfer Date. The Indenture Trustee shall as promptly as possible after the giving of a Termination Notice appoint (at the

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written direction of the Required Noteholders in the case of a Successor Servicer that is not the Back-up Servicer or the Indenture Trustee) an Eligible Servicer (which shall be the Back-up Servicer unless the Back-up Servicer is then acting as the Servicer) as a successor Servicer (the “Successor Servicer”), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee without further action shall automatically be appointed the Successor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Section 3.01(b) and Section 6.07. Notwithstanding the foregoing, the Indenture Trustee shall, if it is legally unable or unwilling so to act, petition a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer hereunder and under the 2022-1A SUBI Servicing Agreement. The Indenture Trustee shall give prompt notice to each Rating Agency upon the appointment of a Successor Servicer.

(b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and the 2022-1A SUBI Servicing Agreement, and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof (other than in the case of the Back-up Servicer, any such responsibility, duty or liability that it is not required to assume under the terms of this Agreement, the Back-up Servicing Agreement or the 2022-1A SUBI Servicing Agreement), and all references in this Agreement to the Servicer (including 2022-1A SUBI Servicer) shall be deemed to refer to the Successor Servicer.

Within five (5) Business Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give notice thereof to the Issuer, the 2022-1A SUBI Trustee, the Indenture Trustee, the Back-up Servicer and each Rating Agency. Upon any termination or appointment of a Successor Servicer pursuant to this Article VIII, the Indenture Trustee shall give prompt notice thereof to the Noteholders.

Section 8.03 Rule 15Ga-1 Compliance. (a) To the extent a Responsible Officer of the Successor Servicer receives a demand for the repurchase of a Loan based on a breach of a representation or warranty made by the Seller (or, with respect to the 2022-1A SUBI Loans, the Servicer) of such Loan (each, a “Demand”), the Successor Servicer agrees (i) if such Demand is in writing, promptly to forward such Demand to the Depositor, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Indenture Trustee and the Depositor.

(b) In connection with the repurchase of a Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand, the Successor Servicer agrees, to the extent a Responsible Officer of the Successor Servicer has actual knowledge thereof, promptly to notify the Depositor in writing.

(c) The Successor Servicer will (i) notify the Depositor, as soon as practicable and in any event within five (5) Business Days of the receipt thereof and in the manner set forth in Exhibit F hereof, of all Demands and provide to the Depositor any other information reasonably requested to facilitate compliance by it with Rule 15Ga-1 under the Exchange Act,

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and (ii) if requested in writing by the Depositor, provide a written certification no later than fifteen (15) days following any calendar quarter or calendar year that the Successor Servicer has not received any Demands for such period, or if Demands have been received during such period, that the Successor Servicer has provided all the information reasonably requested under clause (i) above with respect to such demands. For purposes of this Agreement, references to any calendar quarter shall mean the related preceding calendar quarter ending in March, June, September, or December, as applicable. The Successor Servicer has no duty or obligation to undertake any investigation or inquiry related to any repurchases of Loans, or otherwise assume any additional duties or responsibilities, other than those express duties or responsibilities the Successor Servicer has hereunder or under the Transaction Documents, and no such additional obligations or duties are otherwise implied by the terms of this Agreement. The Depositor has full responsibility for compliance with all related reporting requirements associated with the transaction completed by the Transaction Documents and for all interpretive issues regarding this information.

The Indenture Trustee shall provide the Depositor and the Servicer (each, a “Regional Party” and, collectively, the “Regional Parties”) with (i) notification, as soon as practicable and in any event within five (5) Business Days, of all demands communicated in writing to a Responsible Officer of the Indenture Trustee for the repurchase or replacement of any Loan pursuant to this Agreement or the Loan Purchase Agreement, as applicable and (ii) promptly upon receipt by a Responsible Officer of written request by a Regional Party, any other information reasonably requested by such Regional Party to facilitate compliance by the Regional Parties with Rule 15Ga-1 under the Exchange Act, and Items 1104(e) and 1121(c) of Regulation AB. In no event shall the Indenture Trustee be deemed to be a “securitizer” as defined in Section 15G(a) of the Exchange Act, nor shall it have any responsibility for making any filing to be made by a securitizer under the Exchange Act or Regulation AB.

ARTICLE IX

TERMINATION

Section 9.01 Termination of Agreement as to Servicing. Unless earlier terminated as contemplated herein, the appointment of the Servicer and the Subservicers under this Agreement and the 2022-1A SUBI Servicing Agreement and the respective obligations and responsibilities of the Issuer, the Depositor, the North Carolina Trust, the Servicer, the Subservicers and the Indenture Trustee to the Servicer and the Subservicers, as applicable, under this Agreement and the 2022-1A SUBI Servicing Agreement, and the rights and obligations of the Servicer and the Subservicers under this Agreement and the 2022-1A SUBI Servicing Agreement except with respect to the obligations described in Section 10.07, shall terminate on the date of termination of the Trust Agreement. Such termination shall be automatic, without any required action of the Depositor, the North Carolina Trust, the Indenture Trustee, the Issuer or any Noteholder. The obligations and responsibilities of the Indenture Trustee under this Agreement shall terminate upon the termination of the Indenture in accordance with its terms, unless such obligations and responsibilities are terminated earlier as contemplated herein.

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ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.01 Amendment; Waiver of Past Defaults; Assignment. (a) This Agreement may be amended from time to time by the Servicer, the Depositor, the North Carolina Trust, and the Issuer by a written instrument signed by each of them, but without consent of any of the Noteholders, (i) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (ii) to conform the terms of this Agreement to the description hereof in the PPM, or (iii) to add any other provisions with respect to matters or questions arising under or related to this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not adversely affect in any material respect the interest of any of the Noteholders as evidenced by an Officer’s Certificate of the Depositor to such effect delivered to the Indenture Trustee and the Issuer and the Rating Agency Notice Requirement shall have been satisfied with respect to such amendment. Additionally, this Agreement may be amended from time to time (including in connection with the issuance of a supplement certificate or to change the definition of Collection Period, Monthly Determination Date or Payment Date) by the Servicer, the North Carolina Trust, the Depositor and the Issuer by a written instrument signed by each of them, but without the consent of any of the Noteholders; provided that (i) the Depositor shall have delivered to the Indenture Trustee and the Issuer an Officer’s Certificate, dated the date of any such amendment, stating that the Depositor reasonably believes that such amendment will not have an Adverse Effect and (ii) the Rating Agency Notice Requirement shall have been satisfied with respect to any such amendment. Notwithstanding anything else to the contrary herein, this Agreement may be amended by the Servicer, the North Carolina Trust, the Depositor and the Issuer by a written instrument signed by each of them, but without the consent of the Noteholders, upon satisfaction of the Rating Agency Notice Requirement with respect to such amendment (without anything further) as may be necessary or advisable in order (a) to avoid the imposition of any withholding taxes or state or local income or franchise taxes imposed on the Issuer’s property or its income or (b) to amend the Intercreditor Agreement, including but not limited to adding and/or removing one or more Intercreditor Accounts.

(b) Without limiting Section 10.01(a), this Agreement may also be amended from time to time by the Servicer, the North Carolina Trust, the Depositor and the Issuer with the consent of the Required Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment effected pursuant to this clause (b) shall (i) reduce in any manner the amount of or delay the timing of any distributions (changes in Early Amortization Events that decrease the likelihood of the occurrence thereof shall not be considered delays in the timing of distributions for purposes of this clause) to be made to Noteholders or deposits of amounts to be so distributed without the consent of each affected Noteholder, (ii) change the definition of or the manner of calculating the interest of any Noteholder without the consent of each affected Noteholder or (iii) reduce the aforesaid percentage required to consent to any such amendment, in each case, without the consent of each Noteholder.

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(c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Issuer shall furnish notification of the substance of such amendment to the Indenture Trustee and each Noteholder, and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency and the Issuer.

(d) It shall not be necessary for the consent of Noteholders (if required) under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe.

(e) The Required Noteholders may, on behalf of all Noteholders, waive any default by the Depositor, the Issuer or the Servicer in the performance of their obligations hereunder and its consequences, except the failure to make any distributions required to be made to Noteholders or to make any required deposits of any amounts to be so distributed (which such default may only be waived by 100% of the affected Noteholders). Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement; provided that no such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

(f) Any amendment hereunder which affects the rights, duties, immunities or liabilities of the Owner Trustee or the Indenture Trustee shall require the Owner Trustee’s or the Indenture Trustee’s, as applicable, written consent. Each of the Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s or the Indenture Trustee’s rights, duties, benefits, protections, privileges or immunities under this Agreement or otherwise. In connection with the execution of any amendment hereunder on behalf of the Issuer, each of the Owner Trustee and the Indenture Trustee shall be entitled to receive an Opinion of Counsel and an Officer’s Certificate to the effect that all conditions precedent thereto have been satisfied and that such amendment is permitted under the terms of this Agreement. All reasonable fees, costs and expenses (including reasonable attorneys’ fees, costs and expenses) incurred in connection with any such amendment will be payable by the Issuer in accordance with and subject to Section 8.06 of the Indenture.

(g) Notwithstanding anything in this Section 10.01 to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the rights or obligations of any Subservicer without the consent of such Subservicer.

(h) Notwithstanding anything in this Section 10.01 to the contrary, no amendment may be made to this Agreement which would adversely affect in any material respect the rights or obligations of the Indenture Trustee without the consent of the Indenture Trustee.

(i) Except as contemplated in Sections 5.02, 6.02 and 6.05, no party may assign any interest in this Agreement, except that (i) the Issuer may assign their interest in this Agreement to the Indenture Trustee under the Indenture and (ii) any party may assign its interest in this Agreement to any other Person if (A) at least ten days prior to the assignment notice is given to each other party hereto, and (B) each other party gives its prior written consent to the assignment.

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Section 10.02 Protection of Right, Title and Interest of Issuer. (a) The Depositor shall cause this Agreement, all amendments and supplements hereto and all financing statements and amendments thereto and continuation statements and any other necessary documents covering the Issuer’s right, title and interest to the Sold Assets (and the Issuer hereby authorize the Depositor to make such filings on its behalf to the extent that the applicable UCC provides that the Issuer is the person authorized to make such filings) to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Issuer hereunder to the Sold Assets. The Depositor shall deliver to the Issuer and Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Depositor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

(b) The Servicer shall cause the 2022-1A Security Agreement, all amendments and supplements hereto and all financing statements and amendments thereto and continuation statements and any other necessary documents covering the Related Collateral (and the Issuer and the North Carolina Trust hereby authorize the Servicer to make such filings on its behalf to the extent that the applicable UCC provides that the Issuer and the North Carolina Trust are the persons authorized to make such filings) to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Indenture Trustee in the Related Collateral. The initial Servicer shall deliver to the Issuer and Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Servicer shall cooperate fully with the Issuer, the North Carolina Trust and the Indenture Trustee in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

(c) Within thirty (30) days after the Depositor makes any change in its name, type or jurisdiction of organization, or organizational identification number, the Depositor shall give the Issuer and the Indenture Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection and priority of the Issuer’s security interest or ownership interest in the Loans and the other Sold Assets.

Section 10.03 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE COUNTY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ANY OF THEIR PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO AND INCIDENT TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

Section 10.04 Notices. All demands, notices, instructions, directions and communications under this Agreement must be in writing and will be considered effective when delivered by hand, electronic communication (including e-mail) by courier, by overnight delivery service, or by certified mail, return receipt requested and postage prepaid.

(a)	in the case of the Depositor, to:

979 Batesville Road, Suite B

Greer, South Carolina 29651

Attention: Harpreet Rana, Executive Vice President and

                  Chief Financial Officer

Email: [****]@regionalmanagement.com

(b)	in the case of the Servicer, to:

979 Batesville Road, Suite B

Greer, South Carolina 29651

Attention:	Harpreet Rana, Executive Vice President and

                  Chief Financial Officer

Email: [****]@regionalmanagement.com

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(c)	in the case of the Issuer, to:

979 Batesville Road, Suite B

Greer, South Carolina 29651

Attention: Harpreet Rana, Executive Vice President and

                  Chief Financial Officer

Email: [****]@regionalmanagement.com

(d)	in the case of the Owner Trustee, to:

Wilmington Trust, National Association

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration – Regional Management

Issuance Trust 2022-1

(e)	in the case of the Indenture Trustee, to:

Computershare Trust Company, National Association

Attention: Corporate Trust Services/Structured Products Services

600 S 4th St.

MAC N9300-070

Minneapolis, MN 55415

Telephone: [****]

(f)	in the case of the Back-up Servicer, to:

Computershare Trust Company, National Association

Attention: Corporate Trust Services/Structured Products Services

600 S 4th St.

MAC N9300-070

Minneapolis, MN 55415

Telephone: [****]

(g)	in the case of notice to DBRS Morningstar, at the following addresses:

DBRS, Inc.

140 Broadway

New York, NY 10005

Attention: ABS Surveillance

Email address: [****]@dbrs.com

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(h)	in the case of notice to S&P, to:

S&P Global Ratings

55 Water Street

New York, NY 10041-0003

(i)	in the case of notice to the North Carolina Trust, to:

979 Batesville Road, Suite B

Greer, South Carolina 29651

Attention: Harpreet Rana, Executive Vice President and

                  Chief Financial Officer

Email: [****]@regionalmanagement.com

(j)	to any other Person as specified in the Indenture.

Any of these entities may designate a different address in a notice to the others under this Section 10.05.

Unless a party hereto otherwise prescribes with respect to itself, notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

Section 10.05 Severability. If any part of this Agreement is held to be invalid or otherwise unenforceable, the rest of this Agreement will be considered severable and will continue in full force.

Section 10.06 Further Assurances. Each party must take all actions that are reasonably requested by any other party to effect more fully the purposes of this Agreement. The parties hereto agree to (a) provide access to the Contracts and related documentation in their possession for inspection by governmental regulatory agencies and (b) assist in the preparation of any routine reports required by regulatory bodies, if any.

Section 10.07 Nonpetition Covenant. (a) To the fullest extent permitted by law and notwithstanding any prior termination of this Agreement, each of the Servicer, the Subservicers, the North Carolina Trust and the Issuer agree that it shall not file, commence, join, or acquiesce in a petition or proceeding, or cause the Depositor to file, commence, join, or acquiesce in a petition or proceeding, that causes (a) the Depositor to be a debtor under any Debtor Relief Law or (b) a trustee, conservator, receiver, liquidator, or similar official to be appointed for the Depositor or any substantial part of its property.

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(b) To the fullest extent permitted by law and notwithstanding any prior termination of this Agreement, each of the Servicer, the Subservicers, the Depositor and the North Carolina Trust agree that it shall not file, commence, join, or acquiesce in a petition or proceeding, or cause the Issuer to file, commence, join, or acquiesce in a petition or proceeding, that causes (a) the Issuer to be a debtor under any Debtor Relief Law or (b) a trustee, conservator, receiver, liquidator, or similar official to be appointed for the Issuer or any substantial part of its property.

(c) To the fullest extent permitted by law and notwithstanding any prior termination of this Agreement, each of the Servicer, the Subservicers, the Depositor and the Issuer agree that it shall not file, commence, join, or acquiesce in a petition or proceeding, or cause the North Carolina Trust to file, commence, join, or acquiesce in a petition or proceeding, that causes (a) the North Carolina Trust to be a debtor under any Debtor Relief Law or (b) a trustee, conservator, receiver, liquidator, or similar official to be appointed for the North Carolina Trust or any substantial part of its property.

(d) The parties hereto agree that the provisions of this Section 10.07 shall survive the resignation or removal of any such party from this Agreement and the termination of this Agreement.

Section 10.08 No Waiver; Cumulative Remedies. No failure to exercise or delay in exercising any right or remedy under this Agreement will effect a waiver of that right or remedy. No single or partial exercise of any right or remedy under this Agreement will preclude any other or further exercise of that right or remedy or any other right or remedy. Except as otherwise expressly provided, the rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive.

Section 10.09 Counterparts; Execution. This Agreement may be executed in any number of counterparts, each of which will be considered an original, but all of which together will constitute one agreement. This Agreement shall be valid, binding, and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. Notwithstanding the foregoing, with respect to any notice provided for in this Agreement or any instrument required or permitted to be delivered hereunder, any party hereto receiving or relying upon such notice or instrument shall be entitled to request execution thereof by original manual signature as a condition to the effectiveness thereof.

Section 10.10 Binding Effect; Third-Party Beneficiaries. This Agreement benefits and is binding on the parties hereto, and their respective successor and permitted assigns. Each of the Back-up Servicer, the Indenture Trustee and the Owner Trustee are third- party beneficiaries to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

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Section 10.11 Merger and Integration. Except as specifically stated otherwise herein, this Agreement contains all of the terms and conditions relating to its subject matter to which the parties have agreed. All prior understandings of any kind are superseded by this Agreement.

Section 10.12 Headings. The headings are for reference only and must not affect the interpretation of this Agreement.

Section 10.13 Schedules and Exhibits. All schedules and exhibits are fully incorporated into this Agreement.

Section 10.14 Survival of Representations and Warranties. All representations, warranties, and covenants in this Agreement will survive the conveyance of the Purchased Assets to the Issuer and the grant of a security interest in the Purchased Assets to the Indenture Trustee under the Indenture.

Section 10.15 Limited Recourse. (a) Notwithstanding anything to the contrary contained herein, no recourse under or with respect to any obligation, covenant or agreement of the Depositor as contained in this Agreement or any of the other Transaction Documents or any other agreement, instrument or document to which the Depositor is a party shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the Depositor by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Depositor contained in this Agreement and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely corporate obligations of the Depositor. Notwithstanding any provisions contained in this Agreement to the contrary, the Depositor shall not, and shall not be obligated to, pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement until payment in full of all amounts that the Depositor is obligated to pay for deposit into the Collection Account and the Principal Distribution Account pursuant to this Agreement; and all amounts that the Depositor is obligated, in its capacity as depositor with respect to any Permitted Securitization, to pay for deposit into any collection account and any principal distribution account with respect to such Permitted Securitization pursuant to the sale and servicing agreement for such Permitted Securitization; provided, however, that the Noteholders shall be entitled to the benefits of the subordination of the Collections allocable to the Trust Certificate to the extent provided in the Indenture. Any amount which the Depositor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended from time to time) against or obligation of the Depositor for any such insufficiency unless and until funds are available for the payment of such amounts as aforesaid.

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(b) Notwithstanding anything to the contrary contained herein, no recourse under or with respect to any obligation, covenant or agreement of the Issuer as contained in this Agreement or any of the other Transaction Documents or any other agreement, instrument or document to which the Issuer is a party shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the Issuer by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Issuer contained in this Agreement and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely corporate obligations of the Issuer. Notwithstanding any provisions contained in this Agreement to the contrary, the Issuer shall not, and shall not be obligated to, pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement other than in accordance with the order of priorities set forth in Section 8.06 of the Indenture. Any amount which the Issuer does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended from time to time) against or obligation of the Issuer for any such insufficiency unless and until funds are available for the payment of such amounts as aforesaid. The Issuer hereby acknowledges and agrees that it shall have no rights or recourse to (or claim against) the assets of any issuer or other issuing entity with respect to any Permitted Securitization (it being understood that this acknowledgement and agreement shall not in any way limit the Issuer’s rights with respect to the Sold Assets).

(c) Notwithstanding anything to the contrary contained herein, no recourse under or with respect to any obligation, covenant or agreement of the North Carolina Trust as contained in this Agreement or any of the other Transaction Documents or any other agreement, instrument or document to which the North Carolina Trust is a party shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the North Carolina Trust by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the North Carolina Trust contained in this Agreement and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely corporate obligations of the North Carolina Trust. Notwithstanding any provisions contained in this Agreement to the contrary, the North Carolina Trust shall not, and shall not be obligated to, pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement. Any amount which the North Carolina Trust does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended from time to time) against or obligation of the North Carolina Trust for any such insufficiency unless and until funds are available for the payment of such amounts as aforesaid.

(d) The parties hereto agree that the provisions of this Section 10.15 shall survive the resignation or removal of any such party to this Agreement and the termination of this Agreement.

Section 10.16 Rights of the Indenture Trustee. The Indenture Trustee shall be entitled to all of the same rights, protections, immunities and indemnities set forth in the Indenture, mutatis mutandis.

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Section 10.17 Series Liabilities. (a) The 2022-1A SUBI is a separate series of the North Carolina Trust as provided in Section 3806(b)(2) of the Delaware Statutory Trust Statute, (b)(i) claims incurred, contracted for or otherwise existing with respect to the 2022-1A SUBI or the 2022-1A SUBI Assets, including claims hereunder, shall be enforceable against the 2022-1A SUBI Assets only, and not against any UTI Assets or any SUBI assets other than the 2022-1A SUBI Assets (such other assets, “Other SUBI Assets”) and (ii) claims incurred, contracted for or otherwise existing with respect to any other SUBI, the UTI or any other North Carolina Trust Assets shall be enforceable against the North Carolina Trust Assets with respect to such other SUBI or the UTI or such other North Carolina Trust Assets only and not against 2022-1A SUBI Assets, (c) except to the extent required by law or specified in the North Carolina Trust Agreement, (i) North Carolina Trust Assets with respect to any other SUBI or with respect to the UTI shall not be subject to claims arising from or with respect to the 2022-1A SUBI, (ii) no creditor or holder of a claim relating to the 2022-1A SUBI Assets shall be entitled to maintain any action against or recover any UTI Assets or any Other SUBI Assets, and (iii) no creditor or holder of a claim relating to any other SUBI, the UTI or any other North Carolina Trust Assets shall be entitled to maintain any action against or recover any 2022-1A SUBI Assets, and (d) any purchaser, assignee or pledgee of an interest in the 2022-1A SUBI, the 2022-1A SUBI Certificate, any other SUBI, any other SUBI certificate, the UTI or the UTI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the North Carolina Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the North Carolina Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or the UTI Certificate and any other SUBI or other SUBI certificate to release all claims to the UTI Assets and any Other SUBI Assets and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the UTI Assets and any Other SUBI Assets.

Section 10.18 Intention of the Parties. It is the intention of the parties hereto that each transfer and conveyance contemplated by this Agreement shall constitute an absolute sale of the related Sold Assets from the Depositor to the Issuer and that the related Sold Assets shall not be part of the Depositor’s estate or otherwise be considered property of the Depositor in the event of the bankruptcy, receivership, insolvency, liquidation, conservatorship or similar proceeding relating to the Depositor or any of each of its property. The intent expressed in the first sentence of this paragraph should not be deemed to be an expression of the intended tax treatment of the conveyance of the Sold Assets. It is not intended that any amounts available for reimbursement of any Sold Assets be deemed to have been pledged by the Depositor to the Issuer to secure a debt or other obligation of the Depositor.

Section 10.19 Additional Subservicers. The Depositor agrees that, subject to the satisfaction of the conditions set forth below, any Affiliate of Regional Management may be added as a party to this Agreement (an “Accession”) as a “Subservicer” (each such Person, an “Additional Subservicer”), upon the Depositor’s receipt of a written request from Regional Management requesting that such Additional Subservicer be added to this Agreement as a Subservicer at least five (5) days prior to the first acquisition of Eligible Loans to be serviced by such Additional Subservicer:

(a) the Depositor shall have delivered to the Indenture Trustee a fully executed copy of an Accession Agreement substantially in the form of Exhibit D hereto with respect to such Additional Subservicer;

42

(b) notice of any Accession and the related Additional Subservicer shall have been provided to each Rating Agency;

(c) there shall have been delivered to the Indenture Trustee (on behalf of the Noteholders) an Officer’s Certificate of Regional Management stating that such Accession is not reasonably expected to result in an Adverse Effect; and

(d) as of the effective date of such Accession, the conditions precedent applicable to such Additional Subservicer as set forth in Exhibit E shall have been fulfilled.

Upon the effectiveness of any Accession, this Agreement shall be deemed amended to include the proposed Additional Subservicer as a “Subservicer” hereunder. For the avoidance of doubt, any Person to which the Servicer (including any Successor Servicer) has delegated its duties hereunder in accordance with Section 6.07 shall not be subject to an Accession or be required to become a party to this Agreement.

Section 10.20 Limitation of Liability of WTNA.

(a) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust, National Association (“WTNA”), not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by WTNA but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WTNA has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement and (e) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

(b) It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by WTNA, not individually or personally but solely as 2022-1A SUBI Trustee of the North Carolina Trust, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the North Carolina Trust is made and intended not as personal representations, undertakings and agreements by WTNA but is made and intended for the purpose of binding only the North Carolina Trust, (c) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WTNA has made no investigation as to the accuracy or completeness of any representations and warranties made by the North Carolina Trust in this Agreement and (e) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the North Carolina Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the North Carolina Trust under this Agreement or any other related documents.

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Section 10.21 EU Risk Retention. None of Regional Management, the Issuer, the Initial Purchasers or their respective Affiliates or any other person intends to retain a material net economic interest in the transaction in accordance with the EU Securitization Regulation or take any other action that may be required by EU Institutional Investors for the purpose of their compliance with the EU Securitization Regulation.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Depositor, the Servicer, the Subservicers, the Issuer and the North Carolina Trust have caused this Sale and Servicing Agreement to be duly executed by their respective officers as of the date first above written.

REGIONAL MANAGEMENT RECEIVABLES III, LLC, as Depositor

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL MANAGEMENT CORP., as Servicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE CORPORATION OF ALABAMA, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE COMPANY OF GEORGIA, LLC, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE COMPANY OF ILLINOIS, LLC, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE COMPANY OF MISSOURI, LLC, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE COMPANY OF NEW MEXICO, LLC, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE CORPORATION OF NORTH CAROLINA, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE COMPANY OF OKLAHOMA, LLC, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE CORPORATION OF SOUTH CAROLINA, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE CORPORATION OF TENNESSEE, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE CORPORATION OF TEXAS, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE COMPANY OF UTAH, LLC, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE COMPANY OF VIRGINIA, LLC, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL FINANCE CORPORATION OF WISCONSIN, as Subservicer

By:	/s/ Harp Rana
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

REGIONAL MANAGEMENT ISSUANCE TRUST 2022-1, as Issuer

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee of the Issuer

By:	/s/ Rachel Simpson
Name:	Rachel L. Simpson
Title:	Vice President

REGIONAL MANAGEMENT NORTH CAROLINA RECEIVABLES TRUST, acting hereunder solely with respect to the 2022-1A SUBI

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as 2022-1A SUBI Trustee of the North Carolina Trust

By:	/s/ Rachel Simpson
Name:	Rachel L. Simpson
Title:	Vice President

ACKNOWLEDGED AND AGREED TO AS TO SECTIONS 6.05, 8.01 AND 8.02 BY:

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Anthony Kubes
Name:	Anthony Kubes
Title:	Vide President

Schedule I

List of Subservicers

Regional Finance Corporation of Alabama

Regional Finance Company of Georgia, LLC

Regional Finance Company of Illinois, LLC

Regional Finance Company of Missouri, LLC

Regional Finance Company of New Mexico, LLC

Regional Finance Corporation of North Carolina

Regional Finance Company of Oklahoma, LLC

Regional Finance Corporation of South Carolina

Regional Finance Corporation of Tennessee

Regional Finance Corporation of Texas

Regional Finance Company of Utah, LLC

Regional Finance Company of Virginia, LLC

Regional Finance Corporation of Wisconsin

Schedule I

Schedule II

Definitions Schedule and Rules of Construction

(See attached)

Schedule II - 1

PART A – Definitions Schedule

“ABL Facility” shall mean the Seventh Amended and Restated Loan and Security Agreement, dated as of September 20, 2019, among the lenders from time to time party thereto, Wells Fargo Bank, National Association, as agent, Regional Management and the other borrowers from time to time party thereto, as amended, restated, supplemented or otherwise modified from time to time.

“Accession” shall have the meaning specified in Section 10.19 of this Agreement.

“Accession Agreement” shall mean an accession agreement substantially in the form of Exhibit D of the Sale and Servicing Agreement.

“Account Bank” shall mean Wells Fargo Bank, National Association, in its capacity as securities intermediary or depository bank with respect to each Note Account, and its permitted successors and assigns.

“Account Control Agreement” shall mean the Account Control Agreement, dated February 22, 2022, by and among the Issuer, the Indenture Trustee, and the Account Bank.

“Act” or “Act of Noteholder” shall have the meaning specified in Section 11.03(a) of the Indenture.

“Addition Date” shall mean, with respect to any Additional Loan, the effective date of the conveyance or allocation of such Additional Loan, as specified in the applicable Additional Loan Assignment, which date shall be a Loan Action Date.

“Additional Cut-Off Date” shall mean (a) with respect to the Loan Purchase Agreement and each Additional Loan, the Cut-Off Date specified in the related Additional Loan Assignment, (b) with respect to the Sale and Servicing Agreement and each Additional Loan, the Cut-Off Date specified in the related Additional Loan Assignment, (c) with respect to the 2022-1A SUBI Supplement and each Additional Loan, the Cut-Off Date specified in the related Additional Loan Assignment, (d) with respect to each Purchase Agreement and each Additional Loan transferred pursuant thereto, the Cut-Off Date specified in the related Additional Loan Assignment, (e) with respect to the Omnibus Distribution and Assignment Agreement and each Additional Loan transferred pursuant thereto, the Cut-Off Date specified in the related Additional Loan Assignment, and (f) with respect to any Other Warehouse Purchase Agreement and each Additional Loan transferred pursuant thereto, the Cut-Off Date specified in the related Additional Loan Assignment (for the avoidance of doubt, with respect to an Additional Loan, the Cut-Off Date for such Additional Loan pursuant to (a), (b), (c), (d), (e) or (f), as applicable, shall be the same date).

“Additional Loan” shall mean (a) with respect to the Loan Purchase Agreement, each additional non-revolving personal loan that is sold to the Depositor pursuant to the Loan Purchase Agreement on an Addition Date, which, for the avoidance of doubt, may include Loans acquired by the Seller from Regional Originators, (b) with respect to the Sale and Servicing Agreement, each additional non-revolving personal loan that is acquired by the Issuer pursuant to the Sale and Servicing Agreement on an Addition Date, (c) with respect to the 2022-1A SUBI

Schedule II - 2

Supplement, each additional non-revolving personal loan that is allocated to the 2022-1A SUBI by the Servicer pursuant to the 2022-1A SUBI Supplement on an Addition Date, (d) with respect to each Purchase Agreement, each additional non-revolving personal loan that is sold to the Seller pursuant to such Purchase Agreement on each Addition Date, (e) with respect to the Omnibus Distribution and Assignment Agreement, each additional non-revolving personal loan that is transferred to the Seller pursuant to the Omnibus Distribution and Assignment Agreement on each Addition Date, and (f) with respect to any Other Warehouse Purchase Agreement, each additional non-revolving personal loan that is sold to the Seller pursuant to such Other Warehouse Purchase Agreement on each Addition Date, which for the avoidance of doubt in each case shall include Branch Loans and Convenience Checks.

“Additional Loan Assignment” shall mean (a) with respect to the Loan Purchase Agreement, a written assignment substantially in the applicable form attached to the Loan Purchase Agreement pursuant to which the Seller designates and assigns Additional Loans to the Depositor, (b) with respect to the Sale and Servicing Agreement, a written assignment substantially in the applicable form attached to the Sale and Servicing Agreement pursuant to which the Depositor designates and further assigns Additional Loans to the Issuer, (c) with respect to the 2022-1A SUBI Supplement, a written allocation notice substantially in the applicable form attached to the 2022-1A SUBI Supplement pursuant to which the Servicer in accordance with the 2022-1A SUBI Supplement designates and further allocates Additional Loans that are North Carolina Loans to the 2022-1A SUBI, (d) with respect to each Purchase Agreement, a written assignment substantially in the applicable form attached to such Purchase Agreement pursuant to which the related Warehouse Borrower designates and assigns Additional Loans to the Seller, (e) with respect to the Omnibus Distribution and Assignment Agreement, a written assignment substantially in the applicable form attached to the Omnibus Distribution and Assignment Agreement pursuant to which one or more Regional Originators designate and assign Additional Loans to the Seller, and (f) with respect to any Other Warehouse Purchase Agreement, a written assignment substantially in the applicable form attached to such Other Warehouse Purchase Agreement pursuant to which the applicable warehouse borrowers designate and assign Additional Loans to the Seller.

“Additional Loan Assignment Schedule” shall mean (a) with respect to the Purchase Agreement and any Loan Action Date, the schedule to the related Additional Loan Assignment, listing the Additional Loans conveyed pursuant to the Purchase Agreement on such Loan Action Date and the related information with respect thereto required to be included in the Loan Schedule, (b) with respect to a purchase agreement between the borrower under a warehouse facility other than the Warehouse Facility and the Seller and any Loan Action Date, the schedule to the related Additional Loan Assignment, listing the Additional Loans conveyed pursuant to such purchase agreement on such Loan Action Date and the related information with respect thereto required to be included in the Loan Schedule, (c) with respect to the Loan Purchase Agreement and any Loan Action Date, the schedule to the related Additional Loan Assignment, listing the Additional Loans conveyed pursuant to the Loan Purchase Agreement on such Loan Action Date and the related information with respect thereto required to be included in the Loan Schedule, (d) with respect to the Sale and Servicing Agreement and any Loan Action Date, the schedule to the related Additional Loan Assignment, listing the related Additional Loans conveyed pursuant to the Sale and Servicing Agreement on such Loan Action Date and the related information with respect thereto required to be included in the Loan Schedule and (e)

Schedule II - 3

with respect to the 2022-1A SUBI Supplement on any Loan Action Date, the schedule to the related Additional Loan Assignment, listing the related Additional Loans allocated pursuant to the 2022-1A SUBI Supplement on such Loan Action Date and the related information with respect thereto required to be included in the Loan Schedule.

“Additional Subservicer” shall have the meaning specified in Section 10.19 of this Agreement.

“Adjusted Loan Principal Balance” shall mean, with respect to any Collection Period, an amount equal to the Loan Principal Balance of all Loans in the Trust Estate, other than Charged-Off Loans and Excluded Loans, in each case, as of the close of business on the last day of such Collection Period.

“Administration Agreement” shall mean the Administration Agreement, dated as of the Closing Date, among the Issuer, the North Carolina Trust, the Administrator and the Depositor.

“Administrator” shall mean the Person acting in such capacity from time to time pursuant to and in accordance with the Administration Agreement, which shall initially be Regional Management.

“Adverse Effect” shall mean, with respect to any action, that such action will (a) result in the occurrence of an Early Amortization Event or an Event of Default or (b) materially and adversely affect the Noteholders.

“Affiliate” of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Note Balance” shall mean, as of any date of determination, the sum of the aggregate Class A Note Balance, the aggregate Class B Note Balance, the aggregate Class C Note Balance and the aggregate Class D Note Balance, in each case, as of such date of determination.

“Amount Financed” shall mean, with respect to a Loan, the “amount financed” (as defined in the Federal Truth-in-Lending Act (15 U.S.C. § 1601 et. seq) and its implementing regulations) and as set forth in the Federal Truth in Lending disclosure in the related Contract.

“Annual Percentage Rate” or “APR” shall mean, with respect to a personal loan in Regional’s managed portfolio, the “annual percentage rate” (as defined in the Federal Truth-in-Lending Act (15 U.S.C. § 1601 et. seq) and its implementing regulations) and as set forth in the Federal Truth in Lending disclosure in the related loan contract. If, after the Closing Date, the rate per annum with respect to a Loan as of the related Cut-Off Date is reduced (i) as a result of an insolvency proceeding involving the related Loan Obligor or (ii) pursuant to the Servicemembers Civil Relief Act or similar State law, “Annual Percentage Rate” or “APR” shall refer to such reduced rate.

Schedule II - 4

“Applicable Law” shall mean, with respect to any Person, all existing and future applicable laws, rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority (including, but not limited to, the federal Dodd-Frank Act; the Truth in Lending Act and its implementing regulation, Regulation Z, as these appeared under the Federal Reserve Board and, currently, under the CFPB; the Equal Credit Opportunity Act and its implementing regulation, Regulation B, as these appeared under the Federal Reserve Board and, currently, under the CFPB; the Exchange Act; the Fair Credit Reporting Act, including Regulation V; the Fair Credit Billing Act; the Fair Debt Collection Practices Act; the Federal Trade Commission Act; the Relief Act; state adoptions of the foregoing federal laws; state usury laws; and state-specific adoptions of the National Consumer Act and the Uniform Consumer Credit Code), and applicable judgments, decrees, injunctions, writs, orders or line actions of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction.

“Applicable Representations” shall have the meaning specified in Section 3.03 of this Agreement.

“Applicable SUBI Fee Letter” means that Schedule of Fees to Serve as Owner Trustee for Regional Management Issuance Trust 2022-1, dated as of February 22, 2022.

“Assignment Agreement” shall mean (a) an agreement substantially in the form of Exhibit A to the Purchase Agreement relating to the Loans and other Purchased Assets purchased by the Seller on the Closing Date, (b) an agreement substantially in the form of Exhibit A to the Loan Purchase Agreement relating to the Loans and other Purchased Assets purchased by the Depositor on the Closing Date and (c) with respect to the 2022-1A SUBI Supplement, a written allocation notice substantially in the applicable form attached to the 2022-1A SUBI Supplement pursuant to which the Servicer in accordance with the 2022-1A SUBI Supplement designates and further allocates Additional Loans that are North Carolina Loans to the 2022-1A SUBI.

“Authoritative Copy” means, with respect to any Contract that constitutes Electronic Chattel Paper, the authoritative copy thereof, as such term is used in Section 9-105 of the UCC.

“Authorized Officer” shall mean:

(a) with respect to the Issuer, (i) any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (ii) any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and who is identified on the list of Authorized Officers (containing the specimen signatures of such officers) delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or

Schedule II - 5

supplemented from time to time thereafter) and (iii) any officer of the Depositor who is authorized to act for the Depositor in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Depositor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

(b) with respect to the Depositor, any officer of the Depositor who is identified on the list of Authorized Officers (containing the specimen signature of each such Person) delivered by the Depositor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter);

(c) with respect to the Servicer, any President, Vice President, Treasurer, Secretary or Assistant Secretary of the Servicer or any other officer who is authorized to act for the Servicer;

(d) Secretary or Assistant Secretary of the Seller or any other officer who is authorized to act for the Seller; and

(e) with respect to the Indenture Trustee, any Responsible Officer.

“Available Funds” for any Payment Date shall mean, without duplication, (a) the Collections received in the Collection Account during the Collection Period, including any investment earnings in each of the Note Accounts, relating to such Payment Date (other than amounts permitted to be retained by the Servicer in respect of Servicing Fees), (b) all amounts on deposit in the Reserve Account as of the related Monthly Determination Date, and (c) during the Revolving Period, all amounts on deposit in the Principal Distribution Account as of the commencement of such Payment Date.

“Back-up Servicer” shall mean, initially, Computershare Trust Company, National Association, and at any other time, the Person then acting as “Back-up Servicer” pursuant to and in accordance with the Back-up Servicing Agreement.

“Back-up Servicer Termination Event” shall mean any Back-up Servicer Termination Event specified in Section 4.3 of the Back-up Servicing Agreement.

“Back-up Servicing Agreement” shall mean the Back-up Servicing Agreement, dated as of the Closing Date, among the Issuer, the Depositor, the Indenture Trustee, the Servicer, the Back-up Servicer and the North Carolina Trust pursuant to which the Back-up Servicer has agreed to perform the back-up servicing duties specified therein for the benefit of the Issuer and the Noteholders, including with respect to the 2022-1A SUBI Assets.

“Back-up Servicing Fee” shall mean, with respect to (i) any Payment Date other than the Initial Payment Date, an amount equal to the greater of (a) $5,000 and (b) the product of (1) 0.05% multiplied by (2) the aggregate Loan Principal Balance as of the first day of the related Collection Period, multiplied by (3) one-twelfth, or (ii) the Initial Payment Date, an amount equal to the product of (x) 0.05%, multiplied by (y) the aggregate Loan Principal Balance as of the Closing Date, multiplied by (z) a fraction, the numerator of which is the number of days from the Closing Date through the end of the initial Collection Period, and the denominator of which is 360.

Schedule II - 6

“Bankruptcy Code” shall mean Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq., as amended.

“Bankruptcy Loan” shall mean, to the extent reflected on the servicing systems of the Servicer, any Loan (a) with respect to which all or any portion of the Loan Principal Balance thereof has been discharged and has not been reaffirmed by the related Loan Obligor, or (b) the Loan Obligor of which has filed, or there has been filed against such Loan Obligor, voluntary or involuntary proceedings under the Bankruptcy Code or any other Debtor Relief Laws and such Loan has not been reaffirmed by the Loan Obligor in that proceeding.

“Beneficial Interests” shall mean the beneficial interests in the Trust evidenced by the Trust Certificate.

“Beneficial Owner” shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Note as reflected on the books of DTC or on the books of a Person maintaining an account with DTC (directly as a Participant or indirectly through a Participant, in accordance with the rules of DTC).

“Beneficiary” shall mean the registered holder of a Trust Certificate as reflected in the register maintained pursuant to Section 10.01(d) of the Trust Agreement. Initially, the Depositor is the sole Beneficiary.

“Book-Entry Notes” shall mean security entitlements to the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency, as described in Section 2.04 of the Indenture.

“Branch Loans” shall mean Loans originated through Regional’s branches and Loans originated through a centralized branch, which in each case, will include Electronic Loans.

“Business Day” shall mean any day other than (a) a Saturday or Sunday or (b) any other day on which banking institutions in New York, New York, Minneapolis, Minnesota, Greer, South Carolina and Wilmington, Delaware or any other city in which the Corporate Trust Office of the Indenture Trustee or the Owner Trustee or the principal executive offices of the Servicer or the Depositor, as the case may be, are located, are authorized or obligated by law, executive order or governmental decree to be closed or on which the fixed income markets in New York, New York are closed.

“Certificate of Trust” shall mean the certificate of trust of the Trust, filed on March 10, 2021, with the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Statutory Trust Statute.

“CFPB” shall mean the U.S. Consumer Financial Protection Bureau established by the Dodd-Frank Act within the Federal Reserve System.

Schedule II - 7

“Charged-Off Loan” shall mean any Loan (i) with respect to which a scheduled payment thereon remains unpaid for 180 days or more after the related due date for such payment (or such longer period as permitted in accordance with the Credit and Collection Policy), or (ii) which has been charged off in full or in part by the Servicer (as reflected in the records of the Servicer), in each case in accordance with the Credit and Collection Policy. The Loan Principal Balance of any Loan that becomes a “Charged-Off Loan” will be deemed to be zero as of the date it becomes a “Charged-Off Loan.”

“Class” shall mean the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes, as the context may require.

“Class A Interest Rate” shall mean 3.07% per annum.

“Class A Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class A Interest Rate on the Class A Note Balance as of the close of business on the immediately preceding Payment Date, calculated on the basis of a 360-day year consisting of twelve 30-day months (or in the case of the Initial Payment Date, the period from (and including) the Closing Date to (but excluding) the Initial Payment Date, assuming each month has 30 days).

“Class A Note” shall mean any one of the 3.07% Class A Notes executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee, substantially in the applicable form attached as Exhibit A to the Indenture.

“Class A Note Balance” shall initially mean $170,630,000, and thereafter shall equal the initial Class A Note Balance reduced by all previous payments to the Class A Noteholders in respect of the principal of the Class A Notes that have not been rescinded.

“Class B Interest Rate” shall mean 3.71% per annum.

“Class B Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class B Interest Rate on the Class B Note Balance as of the close of business on the immediately preceding Payment Date, calculated on the basis of a 360-day year consisting of twelve 30-day months (or in the case of the Initial Payment Date, the period from (and including) the Closing Date to (but excluding) the Initial Payment Date, assuming each month has 30 days).

“Class B Note” shall mean any one of the 3.71% Class B Notes executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee, substantially in the applicable form attached as Exhibit A to the Indenture.

“Class B Note Balance” shall initially mean $37,040,000, and thereafter shall equal the initial Class B Note Balance reduced by all previous payments to the Class B Noteholders in respect of the principal of the Class B Notes that have not been rescinded.

“Class C Interest Rate” shall mean 4.46% per annum.

Schedule II - 8

“Class C Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class C Interest Rate on the Class C Note Balance as of the close of business on the immediately preceding Payment Date, calculated on the basis of a 360-day year consisting of twelve 30-day months (or in the case of the Initial Payment Date, the period from (and including) the Closing Date to (but excluding) the Initial Payment Date, assuming each month has 30 days).

“Class C Note” shall mean any one of the 4.46% Class C Notes executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee, substantially in the applicable form attached as Exhibit A to the Indenture.

“Class C Note Balance” shall initially mean $21,160,000, and thereafter shall equal the initial Class C Note Balance reduced by all previous payments to the Class C Noteholders in respect of the principal of the Class C Notes that have not been rescinded.

“Class D Interest Rate” shall mean 6.72% per annum.

“Class D Monthly Interest Amount” shall mean, for any Payment Date, the amount of interest accrued during the related Interest Period at the Class D Interest Rate on the Class D Note Balance as of the close of business on the immediately preceding Payment Date, calculated on the basis of a 360-day year consisting of twelve 30-day months (or in the case of the Initial Payment Date, the period from (and including) the Closing Date to (but excluding) the Initial Payment Date, assuming each month has 30 days).

“Class D Note” shall mean any one of the 6.72% Class D Notes executed by the Owner Trustee on behalf of the Issuer and authenticated by the Indenture Trustee, substantially in the applicable form attached as Exhibit A to the Indenture.

“Class D Note Balance” shall initially mean $21,170,000, and thereafter shall equal the initial Class D Note Balance reduced by all previous payments to the Class D Noteholders in respect of the principal of the Class D Notes that have not been rescinded.

“Clearing Agency” shall mean an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act and serving as a clearing agency for a Series or Class of Book-Entry Notes.

“Clearstream” shall mean Clearstream Banking, société anonyme, a professional depository incorporated under the laws of Luxembourg, and its successors.

“Closing Date” shall mean February 22, 2022.

“Collection Account” shall have the meaning specified in Section 8.02(a)(i) of the Indenture.

“Collection Period” shall mean, with respect to each Payment Date, the immediately preceding calendar month; provided, however, that the initial Collection Period will commence on the day immediately following the Initial Cut-Off Date and end on (and include) the last day of the calendar month immediately preceding the Initial Payment Date.

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“Collections” shall mean all amounts collected on or in respect of the Loans after the applicable Cut-Off Date, including scheduled loan payments (whether received in whole or in part, whether related to a current, future or prior due date, whether paid voluntarily by a Loan Obligor or received in connection with the realization of the amounts due and to become due under any defaulted Loan or upon the sale of any property acquired in respect thereof), all partial prepayments, all full prepayments, recoveries, insurance proceeds or any other form of payment.

“Contract” shall mean, with respect to any Loan, the fully executed original (or, in the case of a Convenience Check, a copy), electronically authenticated original or authoritative copy (in each case, within the meaning of the UCC) of any non-revolving promissory note and security agreement or other form of personal loan contract entered into by a Loan Obligor under which an extension of credit by a Regional Originator was made in the ordinary course of business of such Regional Originator, which contract contains the terms and conditions applicable to such Loan and any applicable Truth in Lending disclosure related thereto, in each case, as amended and in effect from time to time, including any related written allonges or extensions thereto.

“Convenience Checks” shall mean personal loans originated through Regional’s convenience check direct mail campaigns.

“Conveyance Papers” shall have the meaning specified in Schedule IV to this Agreement.

“Corporate Trust Office” shall have the meaning (a) when used in respect of the Owner Trustee, the address of the Owner Trustee at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attn: Corporate Trust Administration, and (b) when used in respect of the Indenture Trustee or the Back-up Servicer, the address of the Indenture Trustee at 600 S. 4th Street, MAC N9300-070, Minneapolis, Minnesota 55415, Attn: Asset-Backed Securities Department.

“Credit and Collection Policy” shall mean the credit and collection policies and practices and procedures maintained by the Servicer relating to the Loans, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Sale and Servicing Agreement. If there is a Successor Servicer, “Credit and Collection Policy” shall mean the customary and usual servicing, administration and collection practices and procedures used by servicing companies of comparable experience to the Successor Servicer for servicing personal loans comparable to the Loans which the Successor Servicer services for its own account, as the same may be amended, supplemented or otherwise modified from time to time.

“Custodian” shall mean the Servicer, in its capacity as custodian of the Contracts under the Sale and Servicing Agreement.

“Cut-Off Date” shall mean the Initial Cut-Off Date or any Additional Cut-Off Date, as applicable.

“DBRS Morningstar” shall mean DBRS, Inc., or any successor.

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“Debtor Relief Laws” shall mean (i) the Bankruptcy Code and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, suspension of payments, adjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

“Definitive Notes” shall mean, for any Class, the Notes issued in fully registered, certificated form issued to the owners of such Class or their nominee.

“Delaware Secretary of State” shall mean the Office of the Secretary of State of the State of Delaware.

“Delaware Statutory Trust Statute” shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq., as amended from time to time.

“Delinquent Loan” shall mean a Loan, other than a Charged-Off Loan, with respect to which a scheduled monthly payment thereon remains unpaid for 60 days or more from the related due date in accordance with the Credit and Collection Policy as reflected in the records of the Servicer or the applicable Subservicer.

“Delinquent Renewal” shall mean, with respect to any Loan in the Trust Estate, a transaction in which a new non-revolving personal loan originated pursuant to a Contract is entered into between a Regional Originator and a Loan Obligor, which new non-revolving personal loan (x) is originated in accordance with Regional’s delinquent renewal underwriting criteria as set forth in its Credit and Collection Policy, (y) refinances such Loan in full or in part, and (z) may also extend additional financing to such Loan Obligor.

“Delinquent Renewal Loan” shall mean the new non-revolving personal loan entered into between the applicable Regional Originator and the Loan Obligor pursuant to any Delinquent Renewal.

“Deliveries” shall have the meaning specified in Section 12.02 of the Trust Agreement.

“Demand” shall have the meaning specified in Section 6.14(a) of the Indenture.

“Depositor” shall mean Regional Management Receivables III, LLC, a limited liability company formed and existing under the laws of the State of Delaware, and its permitted successors and assigns.

“Depositor LLC Agreement” shall mean the Amended and Restated Limited Liability Company Agreement of the Depositor, dated as of June 27, 2018.

“Direct Depositor Breach” shall have the meaning specified in Section 2.06(a) of this Agreement.

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“Directing Holder” shall mean (a) so long as the Indenture shall not have terminated, the Required Noteholders, and (b) in all other instances, the holder or holders of more than 50% of the voting power of the Beneficial Interests.

“Disqualification Event” with respect to the Owner Trustee shall mean (a) the bankruptcy, insolvency or dissolution of the Owner Trustee, (b) the occurrence of the date of resignation of the Owner Trustee, as set forth in a notice of resignation given pursuant to Section 8.01 of the Trust Agreement, (c) the delivery to the Owner Trustee of the instrument or instruments of removal referred to in Section 8.01 of the Trust Agreement (or, if such instruments specify a later effective date of removal, the occurrence of such later date), or (d) the failure of the Owner Trustee to qualify under the requirements of Section 8.03 of the Trust Agreement.

“Distribution Compliance Period” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Dodd-Frank Act” shall mean the Dodd-Frank Wall Street Reform and Consumer Protection Act, which was signed into law on July 21, 2010.

“Dollars,” “$” or “U.S. $” shall mean (a) U.S. dollars or (b) denominated in U.S. dollars.

“DTC” shall mean The Depository Trust Company, a New York corporation.

“Early Amortization Event” shall mean any Early Amortization Event specified in Section 5.01 of the Indenture.

“Electronic Chattel Paper” shall have the meaning specified in Article 9 of the UCC.

“Electronic Collateral Control Agreement” shall mean that certain Electronic Collateral Control Agreement, dated as of February 22, 2022, by and among the Indenture Trustee, the Issuer, Regional Management, the North Carolina Trust and eOriginal, Inc., as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Electronic Contract” shall mean a Contract that was electronically executed and authenticated; provided, that an Electronic Contract that has been Exported shall not constitute an Electronic Contract.

“Electronic Loan” shall mean a Loan originated completely online without branch assistance, remotely with branch assistance or through a mobile application.

“Electronic Vault” shall mean the electronic vault wherein custody of Electronic Contracts shall be maintained in electronic form by the Servicer (in its capacity as custodian under the Transaction Documents) (or any successor servicer), in each case, through a third-party Electronic Vault Provider that enables electronic contracting pursuant to the related electronic vault services agreement.

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“Electronic Vault Provider” shall mean eOriginal, Inc., a Delaware corporation, and any successor or replacement third-party provider of the technology platform on which the Electronic Vault operates acting in such capacity with the consent of the Indenture Trustee (with the written consent of the Required Noteholders).

“Electronic Vault Services Agreement” shall mean any agreement between Regional Management and the Electronic Vault Provider that provides for services related to the Electronic Vault.

“Electronic Vault System” shall mean the electronic vault system provided by the Electronic Vault Provider pursuant to the Electronic Vault Services Agreement or such other electronic system provider as may be mutually agreed upon by the Issuer, Regional Management and the Indenture Trustee (with the written consent of the Required Noteholders) that enables electronic contracting.

“Eligible Deposit Account” shall mean either (a) a segregated account with an Eligible Institution or (b) a segregated trust account of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as either (x)(A) such depository institution has a long-term issuer credit rating of “A” or higher from S&P and a long-term issuer credit rating of “Baa1” or higher from Moody’s and (B) any of the unsecured, unguaranteed senior debt securities of such depository institution shall have a credit rating from Moody’s in one of its generic credit rating categories that signifies “Baa2” or higher, or (y) the Rating Agency Notice Requirement with respect to such segregated trust account has been satisfied.

“Eligible Institution” shall mean a depository institution organized under the laws of the United States of America or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), which at all times has (a)(i) a long-term unsecured debt rating of “A2” or better by Moody’s and (ii) a certificate of deposit rating of “P-1” or better by Moody’s and (b)(i) a long-term issuer credit rating of “A” or better by S&P and a long-term issuer credit rating of “Baa1” or better by Moody’s or (ii) a short-term issuer credit rating of “A-1+” or better by S&P and a short-term issuer credit rating of “P-1” or better by Moody’s. If so qualified, any of the Indenture Trustee, the Account Bank or the Administrator may be considered an Eligible Institution for the purposes of this definition.

“Eligible Investments” shall mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which have maturities of no later than the Business Day immediately prior to the next succeeding Payment Date (unless payable on demand, in which case such securities or instruments may mature on such next succeeding Payment Date) and which evidence:

(a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

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(b) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Issuer’s investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company will be rated “R-1(high)” or higher by DBRS Morningstar and “AA-“ or “A-1+” by S&P;

(c) commercial paper (having remaining maturities of no more than 30 days) having, at the time of the Issuer’s investment or contractual commitment to invest therein, a rating of “R-1(high)” or higher from DBRS Morningstar and a rating of “A-1” or higher from S&P;

(d) investments in money market funds rated “AAAm” or higher by S&P and an equivalent rating by DBRS Morningstar or otherwise approved in writing by DBRS Morningstar, if rated by DBRS Morningstar;

(e) demand deposits, time deposits and certificates of deposit (having original maturities of no more than 365 days) which are fully insured by the Federal Deposit Insurance Corporation, having at the time of the Issuer’s investment or contractual commitment to invest therein, a rating of “A-1+” by S&P and an equivalent rating by DBRS Morningstar;

(f) notes or bankers’ acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in (b) above;

(g) time deposits, other than as referred to in clause (e) above (having original maturities of no more than 365 days), with a Person (i) the commercial paper of which is rated “A-1+” by S&P and an equivalent rating by DBRS Morningstar or (ii) that has a long-term unsecured debt rating of “A+” or higher by S&P and an equivalent rating by DBRS Morningstar; or

(h) any other investments provided that the Rating Agency Notice Requirement has been satisfied.

Eligible Investments may be purchased by or through the Account Bank, the Indenture Trustee or any of their respective Affiliates and may include proprietary funds offered or managed any such Person.

“Eligible Loan” shall mean a Loan that, as of the related Cut-Off Date: (i) is not categorized as a Bankruptcy Loan, (ii) is either an interest-bearing loan or a Precompute Loan, (iii) has a fixed-rate of interest, (iv) is denominated in U.S. dollars, (v) the maturity date therefor had not occurred, (vi) is not a Delinquent Loan or a Charged-Off Loan, (vii) is not a Revolving Loan, (viii) if an Electronic Loan, then the related Contract is an Electronic Contract, (ix) if an Electronic Loan, then the related Loan Obligor is not a new borrower, (x) was originated in all material respects in accordance with the Credit and Collection Policy in effect as of the date of origination of such Loan, (xi) has an origination term of not more than 72 months, (xii) in connection with the origination thereof, a Contract was created, (xiii) is not secured by real property, (xiv) has an Amount Financed that is greater than $500 and less than $25,000, (xv) the

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collateral that secures such Loan had not been, and was not in the process of being, repossessed, (xvi) is not an Extension Loan, (xvii) the related Contract is not a Modified Contract, (xviii) has an original and current APR equal to or greater than 5.00% and equal to or less than 36.00%, (xix) is not subject to litigation or legal proceedings, (xx) the Loan Obligor of which had a FICO® score at the time of origination and such FICO® score was at least 525 (or, in the case of a Loan with two Loan Obligors, based on the higher of the two FICO® scores at origination), and (xxi) is not a Delinquent Renewal Loan for which no payment has been made since the related Delinquent Renewal.

“Eligible Servicer” shall mean the Indenture Trustee, Regional Management, the Back-up Servicer or an entity which, at the time of its appointment as Servicer, (a)(i) is the surviving Person of a merger or consolidation with, or the transferee of all or substantially all of the assets of, Regional Management in a transaction otherwise complying with the relevant terms of the Sale and Servicing Agreement, (ii) is servicing a portfolio of personal loans, (iii) is legally qualified and has the capacity (in each case, either directly or through one or more subservicers) to service and administer the Loans in accordance with the Sale and Servicing Agreement and the 2022-1A SUBI Servicing Agreement and (iv) is qualified to use the software that is then being used to service the Loans or obtains the right to use or has its own software which is adequate to perform its duties under the Sale and Servicing Agreement the 2022-1A SUBI Servicing Agreement or (b)(i) is servicing a portfolio of personal loans, (ii) is legally qualified and has the capacity (in each case, either directly or through one or more subservicers) to service and administer Loans in accordance with the Sale and Servicing Agreement and the 2022-1A SUBI Servicing Agreement, (iii) has demonstrated the ability to service professionally and competently a portfolio of loans which are similar to the Loans in accordance with high standards of skill and care and (iv) is qualified to use the software that is then being used to service the Loans or obtains the right to use or has its own software which is adequate to perform its duties under the Sale and Servicing Agreement and the 2022-1A SUBI Servicing Agreement.

“Encumbrance” shall mean any security interest, mortgage, claim, charge (fixed or floating), deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, or any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment permitted by Section 2.05 of, and the lien created by, the Sale and Servicing Agreement shall not be deemed to constitute an Encumbrance; provided further, however, that each of (a) the lien created in favor of the Depositor under the Loan Purchase Agreement, (b) the lien created in favor of the Issuer under the Sale and Servicing Agreement and (c) the lien created in favor of the Indenture Trustee under the Indenture shall not be deemed to constitute an Encumbrance.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“EU Institutional Investor” means an institutional investor as such term is defined in Article 2(12) of the EU Securitization Regulation.

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“EU Securitization Regulation” means European Union legislation comprising EU Regulation (EU) 2017/2402.

“Euroclear” shall mean the Euroclear System.

“Event of Default” shall have the meaning specified in Section 5.02 of the Indenture.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Excluded Loan” shall have the meaning specified in Section 8.07(iii) of the Indenture.

“Exported” shall mean, with respect to a Contract, the Servicer (acting at the written direction of the Indenture Trustee) or the Indenture Trustee has decommissioned the related Electronic Contract and the Authoritative Copy (in the case of an Electronic Contract that constitutes Electronic Chattel Paper) or the electronically authenticated original record (in the case of an Electronic Contract that does not constitute Electronic Chattel Paper), as applicable, of such Contract is printed out pursuant to a “Paper Out”™ within the meaning specified in the System Description. “Export” and “Exporting” shall have correlative meanings.

“Extension Loan” shall mean, as of any date of determination, a personal loan contract with respect to which the time for payment of any scheduled monthly payment due under such personal loan contract has been extended for more than two months (in the aggregate) within the twelve-month period preceding such date of determination; provided, that if any payment extension in respect of a personal loan is granted (i) due to the declaration of a state of emergency by the governor of a U.S. state or the President of the United States, or (ii) due to the enactment of laws, regulations, executive orders or other guidance by any governmental authority (including federal, state or local governments), that mandates the granting of a payment deferral or extension or prevents collection activities with respect to such loan, then, in the case of clause (i) or (ii), such extension shall not be counted for purposes of determining whether such personal loan contract constitutes an “Extension Loan.”

“FATCA” shall have the meaning specified in Section 11.17(a) of the Indenture.

“FATCA Withholding Tax” shall have the meaning specified in Section 11.17(a) of the Indenture.

“Federal Reserve Board” shall mean the Board of Governors of the Federal Reserve System.

“First Priority Principal Payment” shall mean, with respect to any Payment Date, (a) at any time prior to the occurrence of an Event of Default, an amount equal to the excess (if any) of (i) the Class A Note Balance as of the end of the related Collection Period over (ii) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (b) at any time from and after the occurrence of an Event of Default or on or after the Stated Maturity Date in respect of the Class A Notes, the Class A Note Balance.

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“Force Majeure Event” shall mean an event that occurs as a result of an act of God, an act of the public enemy, acts of declared or undeclared war (including acts of terrorism), public disorder, rebellion, sabotage, disease, quarantine, epidemics and/or public health emergencies, pandemics, landslides, lightning, fire, hurricanes, earthquakes, floods, other natural disasters, or the declaration of a state of emergency by the governor of a U.S. state or the President of the United States.

“Fourth Priority Principal Payment” shall mean, with respect to any Payment Date, (a) at any time prior to the occurrence of an Event of Default, an amount equal to the excess (if any) of (i) the sum of (A) the Class A Note Balance as of the end of the related Collection Period plus (B) the Class B Note Balance as of the end of the related Collection Period plus (C) the Class C Note Balance as of the end of the related Collection Period plus (D) the Class D Note Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Sections 8.06(a)(v), (vii) and (ix) of the Indenture) over (ii) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (b) at any time from and after the occurrence of an Event of Default or on or after the Stated Maturity Date in respect of the Class D Notes, the sum of the Class A Note Balance, the Class B Note Balance, the Class C Note Balance and the Class D Note Balance minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Sections 8.06(a)(v), (vii) and (ix) of the Indenture).

“Global Note” shall mean a Rule 144A Global Note or a Regulation S Global Note.

“Governmental Authority” shall mean any federal, state, municipal, national, local or other governmental department, court, commission, board, bureau, agency, intermediary, carrier or instrumentality or political subdivision thereof, or any entity or officer exercising executive, legislative, judicial, quasi-judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case, whether of the United States or a state, territory or possession thereof, a foreign sovereign entity or country or jurisdiction or the District of Columbia.

“Grant” shall mean to grant, bargain, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, grant a security interest in, create a right of set-off against, deposit, set over and confirm. A Grant of any item of the Trust Estate shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such item of the Trust Estate, and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring any suit in equity, action at law or other judicial or administrative proceeding in the name of the granting party or otherwise, and generally to do and receive anything that the granting party may be entitled to do or receive thereunder or with respect thereto.

“Hard Secured Loan” shall mean a Branch Loan that is, as of the date of the origination thereof, secured by a lien on one or more Titled Assets.

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“Indemnified Parties” shall have the meaning specified in Section 6.02 of the Loan Purchase Agreement or Section 11.02 of the Trust Agreement, as applicable.

“Indenture” shall mean the Indenture, dated as of the Closing Date, among the Issuer, the Indenture Trustee and the Servicer, as the same may be amended, supplemented or otherwise modified from time to time.

“Indenture Trustee” shall mean Computershare Trust Company, National Association, in its capacity as indenture trustee under the Indenture, its successors in interest and any successor indenture trustee under the Indenture.

“Independent” shall mean, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Depositor, and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

“Independent Manager” shall have the meaning specified in the Depositor LLC Agreement.

“Initial Beneficiary” shall have the meaning specified in the North Carolina Trust Agreement.

“Initial Cut-Off Date” shall mean December 31, 2021.

“Initial Loan” shall mean (a) with respect to the Loan Purchase Agreement, each non-revolving personal loan that is sold to the Depositor pursuant to the Loan Purchase Agreement on the Closing Date, (b) with respect to the Sale and Servicing Agreement, each non-revolving personal loan that is acquired by the Issuer pursuant to the Sale and Servicing Agreement on the Closing Date, (c) with respect to the 2022-1A SUBI Supplement, each North Carolina Loan that is allocated to the 2022-1A SUBI on the Closing Date, (d) with respect to the Purchase Agreement, each non-revolving personal loan that is sold to the Seller pursuant to the Purchase Agreement on the Closing Date, (e) with respect to the Omnibus Distribution and Assignment Agreement, each non-revolving personal loan that is transferred to the Seller pursuant to the Omnibus Distribution and Assignment Agreement on the Closing Date, and (f) with respect to any Other Warehouse Purchase Agreement, each non-revolving personal loan that is sold to the Seller pursuant to such Other Warehouse Purchase Agreement on the Closing Date, which for the avoidance of doubt in each case shall include Branch Loans and Convenience Checks.

“Initial Loan Assignment” shall mean a written agreement substantially in the form of Exhibit A-1 to the Sale and Servicing Agreement relating to the Loans and other Sold Assets acquired by the Issuer on the Closing Date.

“Initial Note Balance” shall mean $250,000,000.

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“Initial Payment Date” shall mean March 15, 2022.

“Initial Purchasers” shall mean Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC.

“Insolvency Event” with respect to any Person, shall occur if (a) such Person shall file a petition or commence a Proceeding (i) to take advantage of any Debtor Relief Law or (ii) for the appointment of a trustee, conservator, receiver, liquidator, or similar official for or relating to such Person or all or substantially all of its property, or for the winding up or liquidation of its affairs, (b) such Person shall consent or fail to object to any such petition filed or Proceeding commenced against or with respect to it or all or substantially all of its property, or any such petition or Proceeding shall not have been dismissed or stayed within sixty (60) days of its filing or commencement, or a court, agency, or other supervisory authority with jurisdiction shall have decreed or ordered relief with respect to any such petition or Proceeding, (c) such Person shall admit in writing its inability to pay its debts generally as they become due, (d) such Person shall make an assignment for the benefit of its creditors, (e) such Person shall voluntarily suspend payment of its obligations, or (f) such Person shall take any action in furtherance of any of the foregoing.

“Intercreditor Agreement” shall mean that certain Fourth Amended and Restated Intercreditor Agreement, dated as of December 17, 2021, among Regional Management, in its individual capacity and as servicer under the Warehouse Facilities and the Outstanding Securitizations, Wells Fargo Bank, National Association, Computershare Trust Company N.A., as successor to Wells Fargo Bank, National Association, acting through its Corporate Trust Services division, not in its individual capacity, but in its capacity as pre-approved third party allocation agent and the other parties thereto, and the other parties joined thereto from time to time, as amended, restated, supplemented or otherwise modified from time to time.

“Intercreditor Security Agreement” shall mean that certain Third Amended and Restated Security Agreement, dated as of December 17, 2021, among Regional Management, Regional Management Receivables II, LLC, Regional Management Receivables IV, LLC, Regional Management Receivables V, LLC, the borrowers under the ABL Facility, each Outstanding Issuer, Credit Recovery Associates, Inc. and Upstate Motor Company, as guarantors, Wells Fargo Bank, National Association, as collateral agent, and the other parties joined thereto from time to time, as amended, restated, supplemented or otherwise modified from time to time.

“Interest Period” shall mean, for each Class of Notes and with respect to any Payment Date, the period from and including the Payment Date immediately preceding such Payment Date to but excluding such Payment Date (or, in the case of the Initial Payment Date, the period from and including the Closing Date to but excluding such Payment Date).

“Interest Rate” shall mean, with respect to the Class A Notes, the Class A Interest Rate, with respect to the Class B Notes, the Class B Interest Rate, with respect to the Class C Notes, the Class C Interest Rate, and with respect to the Class D Notes, the Class D Interest Rate.

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“Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as amended.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“IRS” shall mean the U.S. Internal Revenue Service.

“Issuer” shall mean Regional Management Issuance Trust 2022-1, a statutory trust organized and existing under the laws of the State of Delaware, and its permitted successors and assigns.

“Issuer Loan Release” shall have the meaning specified in Section 8.07(v) of the Indenture.

“Issuer Order” shall mean a written order or request signed in the name of the Issuer by an Authorized Officer and delivered to the Indenture Trustee.

“Later-Sold Note” shall have the meaning specified in Section 3.14(c) of the Indenture.

“Lender Agents” shall mean the agent under the ABL Facility and the agent under the Warehouse Facility.

“Lien” shall mean, with respect to any property, any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever relating to that property, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

“Liquidation Proceeds” shall mean, for any Collection Period and any Charged-Off Loan, the amount (which shall not be less than zero) received by the Servicer and deposited into the Collection Account after such Loan became a Charged-Off Loan, in connection with the attempted realization of the full amounts due or to become due under such Loan, whether from the sale or other disposition of any underlying collateral securing the related Contract, the proceeds of repossession or any collection effort, the proceeds of recourse or similar payments payable in respect of such Loan, or otherwise, net of any amounts required by Applicable Law to be remitted to the related Loan Obligor and net of any reasonable out-of-pocket expenses (exclusive of overhead) incurred by the Servicer with respect to the collection and enforcement of such Loan, to the extent not previously reimbursed to the Servicer.

“Loan” shall mean any Initial Loan or Additional Loan, but excluding any Loan that has been reassigned to the Seller (or in the case of the 2022-1A SUBI Loans, reallocated from the 2022-1A SUBI in accordance with the 2022-1A SUBI Supplement) pursuant to Section 6.01 of the Loan Purchase Agreement or Section 3.02(d) of the 2022-1A SUBI Servicing Agreement or otherwise in accordance with the Transaction Documents. Unless otherwise qualified herein, all references to “Loan” shall include the 2022-1A SUBI Loans.

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“Loan Action” shall have the meaning specified in Section 8.07 of the Indenture.

“Loan Action Date” shall mean any Payment Date.

“Loan Action Date Aggregate Principal Balance” shall mean, for any Loan Action Date, the aggregate Loan Action Date Loan Principal Balance for all Loans in the Loan Action Date Loan Pool for such Loan Action Date.

“Loan Action Date Loan Pool” shall mean, for any Loan Action Date, all Loans that (a)(i) constitute part of the Trust Estate and are not Charged-Off Loans, in each case, as of the end of the Collection Period immediately preceding such Loan Action Date, or (ii) are added to the Trust Estate on such Loan Action Date; (b) have not ceased to be part of the Trust Estate after the end of the Collection Period immediately preceding such Loan Action Date, including as a result of any Loan Actions on such Loan Action Date; and (c) are not, following the Loan Actions to be taken on such Loan Action Date, designated as Excluded Loans.

“Loan Action Date Loan Principal Balance” shall mean, for any Loan and any Loan Action Date, the Loan Principal Balance of such Loan as of the close of business on the last day of the Collection Period immediately preceding such Loan Action Date.

“Loan File” shall mean, with respect to each Loan, (i)(w) in the case of a Contract (other than an Electronic Contract or a Convenience Check), the original fully executed Contract, including, in the case of a Contract which has been Exported, the physical rendering of the related Electronic Contract produced upon Export, together with the related document history report, (x) in the case of an Electronic Contract that constitutes Electronic Chattel Paper, a single Authoritative Copy of the executed Contract, (y) in the case of an Electronic Contract that does not constitute Electronic Chattel Paper, the electronically authenticated original record of the executed Contract, and (z) in the case of a Convenience Check, a copy of the Contract, and (ii) any additional original executed documents, if any, evidencing a modification to any of the foregoing documents, whether executed physically or electronically and whether maintained in tangible or electronic form; provided, that with respect to clauses (i)(x) and (i)(y), the Electronic Contract is maintained by the Electronic Vault Provider as a designated custodian of the Indenture Trustee (for the benefit of the Noteholders) in the Electronic Vault pursuant to Section 3.11(b) of the Sale and Servicing Agreement.

“Loan Obligor” shall mean any borrower, co-borrower, guarantor, or other obligor with respect to a Loan. In respect of each Loan, if there is more than one Loan Obligor (husband and wife, for example), references herein to Loan Obligor shall mean any or all of such Loan Obligors, as the context may require.

“Loan Pool” shall mean the pool of Loans (including the 2022-1A SUBI Loans).

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“Loan Principal Balance” shall mean as of any determination date with respect to (a) a Loan other than a Precompute Loan, the outstanding principal balance of such Loan and (b) a Loan that is a Precompute Loan, the calculated principal balance of such Precompute Loan, which is the result of (x) the remaining unpaid amount due in respect of such Precompute Loan minus (y) the unearned interest on such Precompute Loan calculated on an accrual basis, provided, that the Loan Principal Balance of any Loan a portion of which has been charged off in accordance with the Credit and Collection Policy shall be reduced by the portion so charged off.

“Loan Purchase Agreement” shall mean the Loan Purchase Agreement, dated as of the Closing Date, between the Seller and the Depositor.

“Loan Reassignment” shall mean a Loan Reassignment in substantially the form of Exhibit C hereto, or in the case of the 2022-1A SUBI Loans in substantially the form of the Reallocation Notice of Exhibit D to the 2022-1A SUBI Supplement.

“Loan Schedule” shall mean a complete schedule prepared by the Servicer on behalf of the Seller and the Depositor identifying all Loans sold by the Seller to the Depositor (or in the case of the 2022-1A SUBI Loans, allocated to the 2022-1A SUBI in accordance with the 2022-1A SUBI Supplement) on the initial Closing Date, and which Loans (other than the 2022-1A SUBI Loans), in turn, are sold by the Depositor to the Issuer on the initial Closing Date, as such schedule is updated or supplemented from time to time, including, without limitation, in connection with any Additional Loan Assignment or any reassignment (or in the case of the 2022-1A SUBI Loans, reallocation of such 2022-1A SUBI Loans from the 2022-1A SUBI) pursuant to Section 2.05 of this Agreement or Section 11.2(a) of the 2022-1A SUBI Supplement, as applicable, or otherwise. The Loan Schedule may take the form of a computer file, or another tangible medium that is commercially reasonable. The Loan Schedule shall identify each Loan by last name of the Loan Obligor, the Loan Obligor’s account number, whether such Loan is a Hard Secured Loan (with a certificate of title or not), the Loan amount, APR, contract term (i.e., the number of payments), branch state and Loan Obligor’s state of residence at time of origination (to the extent such information appears in any relevant imaged file).

“Material Adverse Effect” shall mean, in respect of any Person, a material adverse change in the business, assets or operations of such Person.

“Modified Contract” shall mean a personal loan contract which, at any time, was in default and which default was cured by adjusting or amending the contract terms or accepting a reduced payment, other than a personal loan contract that was modified in connection with an insolvency proceeding under Chapter 13 of the Bankruptcy Code.

“Monthly Data Tape” shall mean the electronic files containing the information necessary for the Servicer to prepare the Monthly Servicer Report pursuant to Section 3.06 of this Agreement and any additional information that may be reasonably requested by a Rating Agency.

“Monthly Determination Date” shall mean, with respect to any Payment Date, the date that is two (2) Business Days prior to such Payment Date.

“Monthly Net Loss Percentage” shall mean, for any Monthly Determination Date, the product of (i) the quotient (expressed as a percentage) of (I) the sum of (x) the aggregate Loan Principal Balance of all Loans that became Charged-Off Loans during the related Collection Period, plus (y) the aggregate amount by which the Loan Principal Balance of any

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Loans (other than Charged-Off Loans) were reduced due to being charged off in accordance with the Credit and Collection Policy during the related Collection Period, minus (z) the aggregate amount of Monthly Recoveries collected during the related Collection Period and (II) the Adjusted Loan Principal Balance of all Loans in the Trust Estate as of the close of business on the day immediately prior to the commencement of such Collection Period, times (ii) twelve (12).

“Monthly Recoveries” shall mean, without duplication, with respect to any Loan, any amounts (up to the aggregate principal balance of such Loan that has been charged off in accordance with the Credit and Collection Policy) actually collected that, in accordance with the Credit and Collection Policy in effect at the time of such collection, constitute recoveries of amounts that were previously charged off with respect to such Loan.

“Monthly Servicer Report” shall mean, with respect to each Payment Date, the certificate of the Servicer delivered pursuant to Section 3.06 of this Agreement with respect to such Payment Date, in the form attached as Exhibit C to the Indenture.

“Moody’s” shall mean Moody’s Investors Service, Inc.

“Non-Authoritative Copy” shall have the meaning specified in the Electronic Collateral Control Agreement.

“North Carolina Loans” shall mean North Carolina Receivables as defined in the North Carolina Trust Agreement.

“North Carolina Trust” shall mean Regional Management North Carolina Receivables Trust, a Delaware statutory trust.

“North Carolina Trust Agreement” shall mean the Second Amended and Restated Trust Agreement, dated as of June 28, 2018, by and between Regional North Carolina, as settlor and initial beneficiary and Wilmington Trust, National Association, as UTI trustee, Delaware trustee and Administrative Trustee, as amended, restated, supplemented or otherwise modified from time to time.

“North Carolina Trust Assets” shall have the meaning specified in the North Carolina Trust Agreement.

“North Carolina Trustees” shall mean Wilmington Trust, National Association, a national banking association, acting as the “UTI Trustee,” the “Delaware Trustee,” the “Administrative Trustee,” and the “2022-1A SUBI Trustee,” in such capacities with respect to the North Carolina Trust.

“Nortridge Loan System” means a third-party technology platform on which the Regional Management Entities’ underwriting, servicing and collection activity are logged and maintained and which is integrated into such entities’ information technology infrastructure.

“Note Account” shall mean the Collection Account, the Principal Distribution Account or the Reserve Account, as applicable.

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“Note Purchase Agreement” shall mean that certain Note Purchase Agreement, dated February 16, 2022 among the Issuer, the Depositor, Regional Management and Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, as the Initial Purchasers.

“Note Register” shall mean the register maintained pursuant to Section 2.05(a) of the Indenture in which the Notes are registered.

“Note Registrar” shall have the meaning specified in Section 2.05(a) of the Indenture.

“Noteholder” or “Holder” shall mean the Person in whose name a Note is registered in the Note Register, or such other Person deemed to be a “Noteholder” or “Holder” pursuant to the Indenture.

“Noteholder FATCA Information” means properly completed and signed tax certifications (generally, in the case of U.S. federal income tax, IRS Form W-9 (or applicable successor form) in the case of a payee that is “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code or the appropriate IRS Form W-8 (or applicable successor form) in the case of a payee that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code) or any other tax documentation which the Issuer, the Indenture Trustee or the Account Bank may reasonably request.

“Noteholder Redemption Notice” shall have the meaning specified in Section 8.08(c) of the Indenture.

“Notes” shall mean the Class A Notes, the Class B Notes, the Class C Notes or the Class D Notes issued by the Issuer pursuant to the Indenture.

“NRSROs” shall mean nationally recognized statistical rating organizations.

“NYUCC” shall mean the UCC as in effect in the State of New York.

“Officer’s Certificate” shall mean, except to the extent otherwise specified, a certificate signed by an Authorized Officer of the Issuer, the Depositor, the Servicer, the Seller or the Indenture Trustee, as applicable.

“Omnibus Distribution and Assignment Agreement” shall mean that Omnibus Distribution and Assignment Agreement, dated as of the Closing Date, by and among the Regional Originators, as assignors, and Regional Management, as assignee.

“Opinion of Counsel” shall mean a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion and who shall be reasonably acceptable to the Person to whom the opinion is to be provided; provided, however, that any Tax Opinion or other opinion relating to U.S. federal income tax matters shall be an opinion of nationally recognized tax counsel experienced in the matters to which such Tax Opinion relates.

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“Optional Call” shall have the meaning specified in Section 8.08(b) of the Indenture.

“Optional Call Amount” shall have the meaning specified in Section 8.08(b) of the Indenture.

“Optional Purchase” shall have the meaning specified in Section 2.09(a) of this Agreement.

“Original Loan Principal Balance” shall mean, with respect to any Loan, the outstanding principal balance of such Loan, or if such Loan is a Precompute Loan, the principal balance of such Precompute Loan calculated in accordance with the definition of “Loan Principal Balance,” in each case as of the related Cut-Off Date with respect to such Loans.

“Other SUBI” shall have the meaning set forth in the 2022-1A SUBI Supplement.

“Other SUBI Assets” shall have the meaning specified in Section 10.17 of this Agreement.

“Other Warehouse Purchase Agreement” shall mean each purchase agreement entered into after the Closing Date between Regional Management and one or more borrowers under one or more warehouse facilities, which borrowers are wholly-owned special purpose subsidiaries of Regional Management, for the purpose of transferring Loans directly or indirectly to the Issuer.

“Outstanding” shall mean, as of any date of determination, all Notes previously authenticated and delivered under the Indenture except:

(a) Notes previously cancelled by the Indenture Trustee or delivered to the Indenture Trustee for cancellation;

(b) Notes for whose payment or redemption money in the necessary amount has been previously deposited with the Indenture Trustee for the holders of such Notes; provided, that if such Notes are to be redeemed, any required notice of such redemption pursuant to the Indenture or provision for such notice satisfactory to the Indenture Trustee has been made; and

(c) Notes that have been paid under Section 2.06 of the Indenture or in exchange for or in lieu of which other Notes have been authenticated and delivered under the Indenture, other than any such Notes for which there shall have been presented to the Indenture Trustee proof satisfactory to it that such Notes are held by a protected purchaser;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Servicer or the Seller or any Affiliate thereof shall be disregarded and considered not to be Outstanding, except that, in determining whether the Indenture Trustee shall be

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protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee, as the case may be, has actual knowledge of being so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right so to act for such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Servicer, or the Seller or any Affiliate thereof. In making any such determination, the Indenture Trustee may rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

“Outstanding Securitizations” shall mean the 2019-1 Securitization, the 2020-1 Securitization, the 2021-1 Securitization, the 2021-2 Securitization and the 2021-3 Securitization.

“Overcollateralization Event” shall mean, for any Loan Action Date, after giving effect to all Loan Actions to be taken on such Loan Action Date and all payments and distributions to be made in accordance with Section 8.06 of the Indenture and all principal payments to be made on the Notes, in each case, on the Payment Date that occurs on such Loan Action Date, (a) the Loan Action Date Aggregate Principal Balance minus the Required Overcollateralization Amount is less than (b) the Aggregate Note Balance minus the amounts on deposit in the Principal Distribution Account.

“Ownership Interest” shall have the meaning specified in Section 10.01 of the Trust Agreement.

“Owner of Record” shall mean the owner of an Authoritative Copy (in the case of an Electronic Contract that constitutes Electronic Chattel Paper) or an electronically authenticated original record of an executed Contract (in the case of an Electronic Contract that does not constitute Electronic Chattel Paper), which, within the Electronic Vault System, is the Issuer, with respect to all Loans that are not North Carolina Loans, and is the North Carolina Trust, with respect to all North Carolina Loans.

“Owner Trustee” shall mean Wilmington Trust, National Association, not in its individual capacity but solely in its capacity as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

“Owner Trust Estate” shall have the meaning specified in Section 2.01 of the Trust Agreement.

“Participant” shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time DTC effects book-entry transfers and pledges of securities deposited with DTC.

“Payment Date” shall mean the fifteenth (15th) day of each calendar month, or if such 15th day is not a Business Day, the next succeeding Business Day, beginning on March 15, 2022.

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“Periodic Filing” shall mean any filing or submission that the Trust is required to make with any federal, state or local authority or regulatory agency.

“Permanent Regulation S Global Note” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Permitted Assignee” shall mean any Person who, if it were to purchase Loans in connection with a sale under Sections 5.05 and 5.17 of the Indenture, would not cause the Issuer to be taxable as a publicly traded partnership for federal income tax purposes.

“Permitted Lien” shall mean (a) Liens for taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with generally accepted accounting principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time, (b) mechanics’, materialmen’s, landlords’, warehousemen’s, garagemen’s and carriers’ Liens, and other like Liens imposed by law, securing obligations arising in the ordinary course of business, (c) motor vehicle accident liens and towing and storage liens, (d) any Lien created by each Purchase Agreement, the Omnibus Distribution and Assignment Agreement or any Other Warehouse Purchase Agreement in favor of the Seller, (e) any Lien created by the Loan Purchase Agreement in favor of the Depositor, (f) any Lien created by the Sale and Servicing Agreement in favor of the Issuer, (g) any Lien created by the 2022-1A Security Agreement in favor of the Indenture Trustee and (h) any Lien created by the Indenture for the benefit of the Indenture Trustee on behalf of the Noteholders.

“Permitted Reassignment” shall mean with respect to (i) any reassignment by the Issuer to the Depositor, (ii) any reassignment by the Depositor to the Seller or (iii) any reallocation from the 2022-1A SUBI to the UTI or an Other SUBI held by the Initial Beneficiary or the Seller or any other sale of a 2022-1A SUBI Loan from the 2022-1A SUBI to the Initial Beneficiary or the Seller, so long as, after giving effect to such reassignment or reallocation, as applicable, and all other Loan Actions to be taken such Loan Action Date, the aggregate of the Loan Principal Balances of all Reassigned Loans measured as of the Loan Action Date on which such Loans became Reassigned Loans for such Loan Action Date and the preceding eleven (11) consecutive Collection Periods (or, if shorter, the most recently ended period of consecutive Collection Periods since the Closing Date), in each case, measured as of the end of the most recently ended Collection Period prior to such Loan being reassigned (or in the case of the 2022-1A SUBI Loans, reallocated from the 2022-1A SUBI)) will not exceed 10.0% of the aggregate Loan Principal Balance as of the Initial Cut-Off Date.

“Permitted Securitization” shall mean any personal loan securitization transaction (other than the personal loan securitization transaction evidenced by the Transaction Documents) pursuant to which the Depositor (i) acts as depositor, (ii) acquires personal loans from the Seller or Affiliates of Regional Management, (iii) enters solely into Permitted Securitization Transaction Documents and (iv) with respect to which Opinions of Counsel relating to the “true sale” of such personal loans and the “substantive consolidation” of the Depositor are delivered.

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“Permitted Securitization Transaction Documents” shall mean, as the context may require, the Transaction Documents and/or, with respect to any personal loan securitization for which the Depositor is acting as depositor, (other than the personal loan securitization transaction evidenced by the Transaction Documents), transaction documents that are substantially the same as the Transaction Documents except for the terms of the securities being issued by the relevant securitization trust (such as the amount and type of securities, eligible pool criteria, events of default, early amortization events, maturity and amortization dates, the length of any applicable revolving period, interest rates and fees, the priority of payment and other economic terms of such securities).

“Permitted Transferee” is defined in Section 10.02 of the Trust Agreement.

“Permitted Trust Investments” shall mean any of the following investments:

(a) Marketable securities issued by the U.S. Government and supported by the full faith and credit of the U.S. Treasury, either by statute or an opinion of the Attorney General of the United States;

(b) Directly or fully guaranteed obligations of the U.S. Treasury, the Government National Mortgage Association guaranteed mortgage-back securities, the consolidated debt obligations of the Federal Home Loan Banks, debt obligations of Federal Home Loan Mortgage Corp., and debt obligations of Federal National Mortgage Association;

(c) Certificates of deposit, time deposits, and bankers’ acceptances of any bank or trust company incorporated under the laws of the United States or any state, provided that, at the date of acquisition, such investment, and/or the commercial paper or other short term debt obligation of such bank or trust company has a short-term credit rating or ratings from Moody’s and/or S&P, each at least P-1 or A-1;

(d) Deposit accounts with any bank that are insured by the Federal Deposit Insurance Corporation and whose long-term obligations are rated A2 or better by Moody’s and/or A or better by S&P;

(e) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition is rated by Moody’s and/or S&P, provided each such credit rating is least P-1 and/or A-1;

(f) Money market mutual funds that are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and operated in accordance with Rule 2a-7 and that at the time of such investment are rated Aaa by Moody’s and/or AAAm by S&P, including such funds for which the Owner Trustee or an affiliate provides investment advice or other services;

(g) Tax-exempt variable rate commercial paper, tax-exempt adjustable rate option tender bonds, and other tax-exempt bonds or notes issued by municipalities in the United States, having a short-term rating of “MIG-1” or “VMIG-1” or a long term rating of “Aa” (Moody’s), or a short-term rating of “A-1” or a long term rating of “AA” (S&P);

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(h) Repurchase obligations with a term of not more than thirty (30) days, 102% collateralized, for underlying securities of the types described in clauses (a) and (b) above, entered into with any bank or trust company or its respective affiliate meeting the requirements specified in clause (c) above; and

(i) Maturities on the above securities shall not exceed 365 days and all rating requirements and/or percentage restrictions are based on the time of purchase.

“Person” shall mean any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.

“PPM” shall have the meaning specified in Section 9.01(a)(i) of the Indenture.

“Precompute Loan” shall mean any Loan reflected as a “precompute loan” on the records of the Servicer or the applicable Subservicer.

“Principal Distribution Account” shall have the meaning specified in Section 8.02(a)(ii) of the Indenture.

“Proceeding” shall mean any suit in equity, action at law or other judicial or administrative proceeding.

“Purchase Agreement(s)” shall mean each Purchase Agreement, dated as of the Closing Date, between Regional Management and each Warehouse Borrower.

“Purchase Price” shall have the meaning specified in Section 3.01(a) of the Loan Purchase Agreement.

“Purchased Assets” shall have the meaning specified in Section 2.01(a) of the Loan Purchase Agreement.

“QIB” shall mean a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agency” shall mean DBRS Morningstar or S&P, and “Rating Agencies” shall mean DBRS Morningstar and S&P, collectively.

“Rating Agency Notice Requirement” shall mean, with respect to any action subject to such condition, (i) the notification in writing by each Rating Agency then rating any Outstanding Class of Notes (which notification may be in the form of e-mail, facsimile, press release, posting to its website or other such means then considered industry standard as determined by the applicable Rating Agency) that a proposed action will not result in a reduction or withdrawal by such Rating Agency of the then-current rating of such Class, or (ii) if a Rating Agency then rating any Outstanding Class of Notes has informed the Issuer that such Rating Agency does not provide such written notifications for actions of the type being proposed, then as to such Rating Agency the Issuer shall deliver written (which may include e-mail) notice of the proposed action to such Rating Agency or Rating Agencies at least ten (10) Business Days prior to the effective date of such action (or such shorter notice period if specified in the Indenture with respect to any specific action, or if ten (10) Business Days prior notice is impractical, such advance notice as is practicable).

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“Reassigned Loan” shall have the meaning specified in Section 8.07(v) of the Indenture.

“Reassignment Date” shall have the meaning specified in Section 2.10(b)(i) of this Agreement.

“Reassignment Price” shall mean, with respect to any Reassigned Loan, an amount equal to the greater of (a) the fair market value of such Reassigned Loan, which shall be determined as of the close of business on the day prior to the related Loan Action Date on which such reassignment is to occur, or (b) the outstanding principal amount of such Reassigned Loan together with all accrued and unpaid interest thereon to, but excluding, the related Loan Action Date on which such reassignment is to occur.

“Recharacterized Notes” shall have the meaning specified in Section 3.14(b) of the Indenture.

“Record Date” shall mean, with respect to any Payment Date, the last Business Day of the calendar month immediately preceding the calendar month during which such Payment Date occurs; provided, that the first Record Date shall be the Closing Date.

“Records” shall mean, with respect to any Contract, all documents, books, records and other information (including computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to any related item of the Purchased Assets, Sold Assets or 2022-1A SUBI Assets, as applicable, and the related Loan Obligor.

“Redeeming Party” shall have the meaning specified in Section 8.08(c) of the Indenture.

“Redeeming Party Notice” shall have the meaning specified in Section 8.08(c) of the Indenture.

“Redemption Date” shall have the meaning specified in Section 8.08(c) of the Indenture.

“Redemption Price” shall have the meaning specified in Section 8.08(a) of the Indenture.

“Regional” shall mean Regional Management, together with the Regional Originators.

“Regional Management” shall mean Regional Management Corp., a Delaware corporation.

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“Regional Management Entities” shall mean Regional Management, the Issuer and the Regional Originators.

“Regional North Carolina” shall mean Regional Finance Corporation of North Carolina, a North Carolina corporation.

“Regional Originators” shall mean Regional Finance Corporation of Alabama, an Alabama corporation, Regional Finance Company of Georgia, LLC, a Delaware limited liability company, Regional Finance Company of Illinois, LLC, a Delaware limited liability company, Regional Finance Company of Missouri, LLC, a Delaware limited liability company, Regional Finance Company of New Mexico, LLC, a Delaware limited liability company, Regional Finance Corporation of North Carolina, a North Carolina corporation, Regional Finance Company of Oklahoma, LLC, a Delaware limited liability company, Regional Finance Corporation of South Carolina, a South Carolina corporation, Regional Finance Corporation of Tennessee, a Tennessee corporation, Regional Finance Corporation of Texas, a Texas corporation, Regional Finance Company of Utah, LLC, a Delaware limited liability company Regional Finance Company of Virginia, LLC, a Delaware limited liability company, Regional Finance Corporation of Wisconsin, a Wisconsin corporation, and any additional Regional Affiliate that may originate Loans from the time after the Closing Date and prior to the end of the Revolving Period. From time to time after the Closing Date, prior to the end of the Revolving Period, additional Affiliates of Regional Management may become “Regional Originators” provided that the Rating Agency Notice Requirement is satisfied.

“Regional Party” or “Regional Parties” shall have the meaning specified in Section 8.03 of this Agreement.

“Regular Principal Payment Amount” shall mean, with respect to any Payment Date, an amount equal to the excess (if any) of (a) the Aggregate Note Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations on such Payment Date to the Principal Distribution Account pursuant to Sections 8.06(a)(v), (vii), (ix) and (xi) of the Indenture) over (b) (i) the Adjusted Loan Principal Balance as of the end of the related Collection Period minus (ii) the Required Overcollateralization Amount.

“Regulation RR” shall mean the SEC’s credit risk retention rules, 17 C.F.R. Part 246.

“Regulation S” shall mean Regulation S promulgated under the Securities Act.

“Regulation S Definitive Note” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Regulation S Global Note” shall have the meaning specified in Section 2.05(b) of the Indenture.

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“Reinvestment Criteria Event” shall mean, for any Loan Action Date, the existence of any of the following, as determined based on the Loan Principal Balance and other characteristics of each Loan in the applicable Loan Action Date Loan Pool as of the end of the Collection Period relating to such Loan Action Date:

(a) the aggregate Loan Action Date Loan Principal Balance of (i) all Single State Originated Loans in the Loan Action Date Loan Pool for the Top Three States for such Loan Action Date shall exceed 80.0% of the Loan Action Date Aggregate Principal Balance or (ii) all Single State Originated Loans in the Loan Action Date Loan Pool for any single State shall exceed 45.0% of the Loan Action Date Aggregate Principal Balance;

(b) the aggregate Loan Action Date Loan Principal Balance of all Single State Originated Loans in the Loan Action Date Loan Pool for any single State (other than any Top Three State for such Loan Action Date) shall exceed 15.0% of the Loan Action Date Aggregate Principal Balance;

(c) the Weighted Average Coupon for such Loan Action Date shall be less than 25.0%;

(d) the Weighted Average Loan Remaining Term for such Loan Action Date shall exceed 48 months;

(e) the aggregate Loan Action Date Loan Principal Balance of all Loans in the Loan Action Date Loan Pool that have received a payment deferment during the Collection Period relating to such Loan Action Date shall exceed 10.0% of the Loan Action Date Aggregate Principal Balance;

(f) the aggregate Loan Action Date Loan Principal Balance of all Loans in the Loan Action Date Loan Pool, the Loan Obligors of which have a FICO® score at the time of origination within any “FICO® Score Range” listed below, shall exceed the percentage of the Loan Action Date Aggregate Principal Balance set forth in the table below opposite such “FICO® Score Range”;

FICO® Score Range	Percentage
Less than 541	7.0%
Less than 581	19.0%
Less than 621	50.0%
Less than 661	85.0%

(g) the aggregate Loan Action Date Loan Principal Balance of all Unsecured Loans in the Loan Action Date Loan Pool shall exceed 30.0% of the Loan Action Date Aggregate Principal Balance, provided that with respect to such Unsecured Loans in the Loan Action Date Loan Pool, Convenience Checks shall not exceed 20.0% of the Loan Action Date Aggregate Principal Balance;

(h) an Overcollateralization Event shall exist; and

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(i) the aggregate Loan Action Date Loan Principal Balance of all Convenience Checks in the Loan Action Date Loan Pool, the Loan Obligors of which have a FICO® score at the time of origination less than 621, shall exceed 3.0%.

“Related Collateral” shall have the meaning specified in Section 2 of the 2022-1A Security Agreement.

“Related Loan Assets” shall mean (i) with respect to a Loan (other than a 2022-1A SUBI Loan), the Purchased Assets related to such Loan and (ii) with respect to a 2022-1A SUBI Loan, the Trust Assets related to such 2022-1A SUBI Loan, in each case, including any proceeds of the foregoing.

“Renewal” shall mean, with respect to any Loan in the Trust Estate, a transaction in which a new non-revolving personal loan originated pursuant to a Contract is entered into between a Regional Originator and a Loan Obligor, which new non-revolving personal loan (x) is originated in accordance with Regional’s renewal underwriting criteria as set forth in its Credit and Collection Policy, (y) refinances such Loan in full or in part and (z) may also extend additional financing to such Loan Obligor.

“Renewal Loan” shall mean the new non-revolving personal loan entered into between the applicable Regional Originator and the Loan Obligor pursuant to any Renewal.

“Repurchase Price” shall mean an amount equal to the Purchase Price paid for such Loan (or in the case of a 2022-1A SUBI Loan, the amount paid in consideration for the allocation of such Loan to the 2022-1A SUBI) as of the Closing Date or the related Addition Date, as applicable, less any Collections representing payment of principal received by the Issuer since the date of the purchase of such Loan (or in the case of a 2022-1A SUBI Loan, allocation to the 2022-1A SUBI), plus any out-of-pocket costs incurred by the Servicer, the Depositor or the Issuer, as applicable, in connection with such repurchase or reallocation.

“Required Noteholders” shall mean, at any time, the Holders of Notes evidencing more than 50% of the Outstanding Notes.

“Required Overcollateralization Amount” shall mean $14,550,594.06.

“Requirements of Law” shall mean, for any Person, (a) any certificate of incorporation, certificate of formation, articles of association, bylaws, limited liability company agreement, or other organizational or governing documents of that Person and (b) any law, treaty, statute, regulation, or rule, or any determination by a Governmental Authority or arbitrator, that is applicable to or binding on that Person or to which that Person is subject. This term includes usury laws, the Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System.

“Reserve Account” shall have the meaning specified in Section 8.02(a)(iii) of the Indenture.

“Reserve Account Draw Amount” shall have the meaning specified in Section 8.02(a)(iii) of the Indenture.

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“Reserve Account Required Amount” shall mean, with respect to the Closing Date and any Payment Date, an amount equal to $2,645,505.94.

“Responsible Officer” shall mean, (a) with respect to the Indenture Trustee, the Back-up Servicer or the Owner Trustee, any officer within the Corporate Trust Office of such Person, as applicable, as the case may be, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of such Person, as applicable, customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Indenture and the other Transaction Documents on behalf of such Person, as applicable, and (b) with respect to any of Regional Management, the Issuer or the Regional Originators, with respect to a particular matter, any officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Transaction Documents on behalf of such Person.

“Revolving Loan” shall mean any personal loan which (a) is reflected as a “revolving loan” on the records of the Servicer or the applicable Subservicer and (b) arises under an account pursuant to which an obligor may request future advances or draws pursuant to the applicable loan agreement.

“Revolving Period” shall mean the period beginning at the close of business on the Closing Date and ending on the close of business on the earlier of (a) the Revolving Period Termination Date and (b) the close of business on the Business Day immediately preceding the day on which an Early Amortization Event or an Event of Default is deemed to have occurred; provided, that the Revolving Period shall be reinstated upon the occurrence of either of the following: (x)(i) the Revolving Period terminated due to the occurrence of an Early Amortization Event under Section 5.01(a) of the Indenture, and such Early Amortization Event shall have been cured as of three (3) consecutive Loan Action Dates and (ii) no other event that would have caused the Revolving Period to terminate shall have occurred on or prior to, and be continuing as of, such reinstatement; or (y)(i) the Revolving Period terminated due to the occurrence of an Early Amortization Event under Section 5.01(b) of the Indenture, and there subsequently occurs a Loan Action Date with respect to which no Reinvestment Criteria Event exists and (ii) no other event that would have caused the Revolving Period to terminate shall have occurred on or prior to, and be continuing as of, such reinstatement; provided, further that, in the event that the Revolving Period is reinstated on any Loan Action Date, such reinstatement shall be given effect for purposes of determining any distributions and allocations to occur on the Payment Date following such Loan Action Date pursuant to Section 8.06 and Section 8.07 of the Indenture. For purposes of this definition, “cured” shall mean that the circumstances that would constitute an Early Amortization Event do not exist.

“Revolving Period Termination Date” shall mean the close of business on February 28, 2025; provided, that, the Revolving Period may terminate earlier than such date as a result of an Early Amortization Event or an Event of Default.

“Rule 144A” shall mean Rule 144A promulgated under the Securities Act.

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“Rule 144A Definitive Note” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Rule 144A Global Note” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Rule 15Ga-1 Information” shall have the meaning specified in Section 6.14(c) of the Indenture.

“S&P” shall mean Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“Sale and Servicing Agreement” shall mean the Sale and Servicing Agreement, dated as of the Closing Date, among the Depositor, the Servicer, the Subservicers, the Issuer, and the North Carolina Trust.

“SEC” shall mean the United States Securities and Exchange Commission.

“Second Priority Principal Payment” shall mean, with respect to any Payment Date, (a) at any time prior to the occurrence of an Event of Default, an amount equal to the excess (if any) of (i) the sum of (A) the Class A Note Balance as of the end of the related Collection Period plus (B) the Class B Note Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Section 8.06(a)(v) of the Indenture) over (ii) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (b) at any time from and after the occurrence of an Event of Default or on or after the Stated Maturity Date in respect of the Class B Notes, the sum of the Class A Note Balance and the Class B Note Balance minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Section 8.06(a)(v) of the Indenture).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Seller” shall mean Regional Management.

“Servicer” shall mean (a) initially Regional Management, in its capacity as Servicer pursuant to the Sale and Servicing Agreement and the 2022-1A SUBI Servicing Agreement and any Person that becomes the successor thereto pursuant to the Sale and Servicing Agreement, and (b) after any Servicing Transfer Date, the Successor Servicer.

“Servicer Default” shall have the meaning specified in Section 8.01 of this Agreement.

“Servicer File” shall mean, with respect to a Loan, each of the following documents: (i) application of the Loan Obligor for credit; (ii) a copy (but not the original) of the Contract and any amendments or modifications thereto; provided, however, if such documents constitute Electronic Contracts, originals or copies thereof may be accessible via the Electronic Vault System or via the Nortridge Loan System; and (iii) such other documents as the Servicer customarily retains in its files in order to accomplish its duties under this Agreement; provided, that in each case such documents may be in either tangible or electronic form.

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“Servicing Assumption Date” shall have the meaning specified in Section 1.1 of the Back-up Servicing Agreement.

“Servicing Centralization Period” shall have the meaning specified in Section 1.1 of the Back-up Servicing Agreement.

“Servicing Fee” shall have the meaning specified in Section 3.02 of this Agreement.

“Servicing Transfer” shall have the meaning specified in Section 8.01 of this Agreement.

“Servicing Transfer Date” shall mean the date on which a Successor Servicer has assumed all of the duties and obligations of the Servicer under the Sale and Servicing Agreement and the 2022-1A SUBI Servicing Agreement (other than in the case of the Back-up Servicer, any such duty or obligation that it is not required to assume under the terms of the Back-up Servicing Agreement, the Sale and Servicing Agreement or the 2022-1A SUBI Servicing Agreement, as applicable) after the resignation or termination of the Servicer.

“Servicing Transfer Notice” shall mean a written notice substantially in the applicable form attached to the Back-up Servicing Agreement from the Indenture Trustee to the Back-up Servicer.

“Servicing Transition Costs” shall have the meaning specified in Section 1.1 of the Back-up Servicing Agreement.

“Servicing Transition Period” shall have the meaning specified in Section 1.1 of the Back-up Servicing Agreement.

“Similar Law” shall mean any non-U.S., federal, state or local law that is substantially similar to Section 406 of ERISA or Section 4975 of the Internal Revenue Code.

“Single State Originated Loans” shall mean, with respect to any State and for any Loan Action Date, all of the Loans in the Loan Action Date Loan Pool with respect to such Loan Action Date that were originated by any branch within such State.

“Soft Secured Loan” shall mean a Branch Loan that is, as of the date of the origination thereof, secured by untitled assets, including but not limited to, personal property, such as furniture, electronic equipment or other household goods, subject to limitations imposed by applicable law on the taking of non-purchase money security interests in such items.

“Sold Assets” shall have the meaning specified in Section 2.01(a) of this Agreement.

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“State” shall mean any of the fifty (50) states in the United States of America or the District of Columbia.

“Stated Maturity Date” shall mean, with respect to each Class of Notes, March 15, 2032.

“SUBI” shall mean special unit of beneficial interest.

“SUBI Certificate Purchase Agreement” shall mean the SUBI Certificate Purchase Agreement, dated as of the date hereof, by and between Regional North Carolina and the Seller.

“Subservicer” shall mean (a) prior to any Servicing Transfer Date, each subservicer identified in Schedule I of the Sale and Servicing Agreement, in its capacity as a Subservicer pursuant to the Sale and Servicing Agreement, any person that becomes an Additional Subservicer pursuant to Section 10.19 of this Agreement and any Person that becomes the successor thereto under Section 6.02 of this Agreement as a “Subservicer” after the Closing Date and any assignee thereof pursuant to Section 6.05 of this Agreement, and (b) after any Servicing Transfer Date, any subservicers appointed by the Successor Servicer, which may include some or all of the subservicers referred to in the foregoing clause (a).

“Successor Servicer” shall mean the successor servicer appointed in accordance with Section 8.02 of this Agreement.

“System Description” shall mean the written description of the Electronic Vault System, attached hereto as Exhibit H.

“Tax Opinion” shall mean, with respect to any action, an Opinion of Counsel to the effect that, for U.S. federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of any Note of any Outstanding Class with respect to which an Opinion of Counsel was delivered at the time of its original issuance as to the characterization of such Note as debt for U.S. federal income tax purposes (it being understood that any such Opinion of Counsel shall not be required to provide any greater level of assurance regarding the tax characterization of any Class of Notes than was provided in the original Opinion of Counsel with respect to such Class) and (b) such action will not cause the Issuer to be classified as an association (or publicly traded partnership) taxable as a corporation.

“Temporary Regulation S Global Note” shall have the meaning specified in Section 2.05(b) of the Indenture.

“Termination Notice” shall have the meaning specified in Section 8.01 of this Agreement.

“Third Party Allocation Agent” shall mean the pre-approved third party allocation agent pursuant to the Intercreditor Agreement, which as of the Closing Date is Computershare Trust Company, N.A., as successor to Wells Fargo.

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“Third Priority Principal Payment” shall mean, with respect to any Payment Date, (a) at any time prior to the occurrence of an Event of Default, an amount equal to the excess (if any) of (i) the sum of (A) the Class A Note Balance as of the end of the related Collection Period plus (B) the Class B Note Balance as of the end of the related Collection Period plus (C) the Class C Note Balance as of the end of the related Collection Period minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Sections 8.06(a)(v) and (vii) of the Indenture) over (ii) the Adjusted Loan Principal Balance as of the end of the related Collection Period and (b) at any time from and after the occurrence of an Event of Default or on or after the Stated Maturity Date in respect of the Class C Notes, the sum of the Class A Note Balance, the Class B Note Balance and the Class C Note Balance minus the amount on deposit in the Principal Distribution Account (after giving effect to any allocations to the Principal Distribution Account pursuant to Sections 8.06(a)(v) and (vii) of the Indenture).

“Threshold Noteholders” shall mean, at any time, the Holders of Notes evidencing more than 25% of the Outstanding Notes.

“Titled Asset” shall mean a motor vehicle, boat, trailer or other asset for which, under applicable State law, a certificate of title is issued and any security interest therein is required to be perfected by notation on such certificate of title or recorded with the relevant Governmental Authority that issued such certificate of title.

“Top Three States” shall mean, for any Loan Action Date, the three States that have the highest concentrations of Single State Originated Loans in the Loan Action Date Loan Pool with respect to such Loan Action Date.

“Transaction Documents” shall mean the Certificate of Trust, the Trust Agreement, the Note Purchase Agreement, the SUBI Certificate Purchase Agreement, each Purchase Agreement, the Omnibus Distribution and Assignment Agreement, any Other Warehouse Purchase Agreement, the Loan Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Account Control Agreement, the Back-up Servicing Agreement, the Intercreditor Agreement, the Intercreditor Security Agreement, the North Carolina Trust Agreement, the UTI Administration Agreement, the 2022-1A SUBI Servicing Agreement, the 2022-1A SUBI Supplement, the 2022-1A Security Agreement, the Electronic Collateral Control Agreement, the Electronic Vault Services Agreement and such other documents and certificates delivered in connection with the foregoing.

“Trust” shall mean the Trust established by the Trust Agreement.

“Trust Assets” shall have the meaning specified in Section 2.1(a) of the North Carolina Trust Agreement.

“Trust Account” shall mean the account established by the Owner Trustee on behalf of the Trust pursuant to Section 4.04 of the Trust Agreement.

“Trust Agreement” shall mean the Amended and Restated Trust Agreement relating to the Issuer, dated as of the Closing Date, between the Depositor and the Owner Trustee.

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“Trust Certificate” shall have the meaning specified in Section 10.01 of the Trust Agreement.

“Trust Company” shall mean Wilmington Trust, National Association or any successor thereto that is acting as Owner Trustee.

“Trust Estate” shall have the meaning specified in the Granting Clause of the Indenture.

“UCC” shall mean the Uniform Commercial Code of the applicable jurisdiction.

“Unsecured Loan” shall mean a Loan that is, as of the date of the origination thereof, not secured, which for the avoidance of doubt shall include Convenience Checks.

“UTI” shall have the meaning specified in the North Carolina Trust Agreement.

“UTI Administration Agreement” shall mean the UTI Administration Agreement, dated as of June 28, 2018, by and between Regional North Carolina and Regional Management.

“UTI Trustee” shall mean Wilmington Trust, National Association, and any Person that becomes the successor thereto pursuant to the North Carolina Trust Agreement.

“Volcker Rule” shall mean Section 619 of the Dodd-Frank Act, together with any implementing regulations.

“Warehouse Borrowers” shall mean each of (i) Regional Management Receivables II, LLC, (ii) Regional Management Receivables IV, LLC and (iii) Regional Management Receivables V, LLC.

“Warehouse Facilities” shall mean each of the (i) Second Amended and Restated Credit Agreement, dated as of April 14, 2021 (as amended, restated, supplemented or otherwise modified from time to time), by and among Regional Management Receivables II, LLC, as borrower, Regional Management, as servicer, the lenders from time to time thereto, the agents from time to time thereto, Wells Fargo Bank, National Association, as account bank and back-up servicer, and Credit Suisse AG, New York Branch, as administrative agent and structuring and syndication agent, (ii) Credit Agreement, dated as of April 19, 2021 (as amended, restated, supplemented or otherwise modified from time to time), by and among Regional Management Receivables IV, LLC, as borrower, Regional Management, as Servicer, the lenders from time to time thereto, the agents from time to time thereto, Wells Fargo Bank, National Association, as account bank and back-up servicer, and Wells Fargo Bank, National Association as administrative agent, and (iii) Credit Agreement, dated as of April 28, 2021 (as amended, restated, supplemented or otherwise modified from time to time), by and among Regional Management Receivables V, LLC, as borrower, Regional Management, as Servicer, the lenders from time to time thereto, the agents from time to time thereto, Wells Fargo Bank, National Association, as account bank and back-up servicer, and JPMorgan Chase Bank, N.A., as administrative agent.

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“Weighted Average Coupon” shall mean, with respect to any Loan Action Date, the weighted average APR of all Loans in the Loan Action Date Loan Pool for such Loan Action Date, determined based upon (i) the Loan Action Date Loan Principal Balance of such Loans and (ii) the APR of such Loans as of the close of business on the last day of the Collection Period immediately preceding such Loan Action Date (or, if such Loan did not exist as of the last day of such Collection Period, the date on which such Loan was originated).

“Weighted Average Loan Remaining Term” shall mean, with respect to any Loan Action Date, the weighted average remaining term to maturity (as set forth in the applicable Contracts) of all Loans in the Loan Action Date Loan Pool for such Loan Action Date, determined based upon (i) the Loan Action Date Loan Principal Balance of such Loans and (ii) the remaining term to maturity of such Loans as of the close of business on the last day of the Collection Period immediately preceding such Loan Action Date (or, if such Loan did not exist as of the last day of such Collection Period, the date on which such Loan was originated).

“Wells Fargo” shall mean Wells Fargo Bank, National Association, a national banking association, and its permitted successors and assigns.

“WTNA” shall mean Wilmington Trust, National Association.

“2019-1 Indenture” shall mean the Indenture, dated as of October 31, 2019, among Regional Management Issuance Trust 2019-1, as issuer, Regional Management, as servicer, Wells Fargo Bank, N.A., as indenture trustee and as account bank.

“2019-1 Indenture Trustee” shall mean Wells Fargo Bank, N.A., in its capacity as indenture trustee under the 2019-1 Indenture.

“2019-1 Issuer” shall mean Regional Management Issuance Trust 2019-1.

“2019-1 Securitization” shall mean the asset-backed securitization transaction in an aggregate principal amount of $130,000,000 consummated by Regional Management as of October 31, 2019.

“2020-1 Indenture” shall mean the Indenture, dated as of September 23, 2020, among Regional Management Issuance Trust 2020-1, as issuer, Regional Management, as servicer, Wells Fargo Bank, N.A., as indenture trustee and as account bank.

“2020-1 Indenture Trustee” shall mean Wells Fargo Bank, N.A., in its capacity as indenture trustee under the 2020-1 Indenture.

“2020-1 Issuer” shall mean Regional Management Issuance Trust 2020-1.

“2020-1 Securitization” shall mean the asset-backed securitization transaction in an aggregate principal amount of $180,000,000 consummated by Regional Management as of September 23, 2020.

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“2021-1 Indenture” shall mean the Indenture, dated as of February 18, 2021, among Regional Management Issuance Trust 2021-1, as issuer, Regional Management, as servicer, Wells Fargo Bank, N.A., as indenture trustee and as account bank.

“2021-1 Indenture Trustee” shall mean Wells Fargo Bank, N.A., in its capacity as indenture trustee under the 2021-1 Indenture.

“2021-1 Issuer” shall mean Regional Management Issuance Trust 2021-1.

“2021-1 Securitization” shall mean the asset-backed securitization transaction in an aggregate principal amount of $248,700,000 consummated by Regional Management as of February 18, 2021.

“2021-2 Indenture” shall mean the Indenture, dated as of July 22, 2021, among Regional Management Issuance Trust 2021-2, as issuer, Regional Management, as servicer, Wells Fargo Bank, N.A., as indenture trustee and as account bank.

“2021-2 Indenture Trustee” shall mean Wells Fargo Bank, N.A., in its capacity as indenture trustee under the 2021-2 Indenture.

“2021-2 Issuer” shall mean Regional Management Issuance Trust 2021-2.

“2021-2 Securitization” shall mean the asset-backed securitization transaction in an aggregate principal amount of $200,000,000 consummated by Regional Management as of July 22, 2021.

“2021-3 Indenture” shall mean the Indenture, dated as of October 8, 2021, among Regional Management Issuance Trust 2021-3, as issuer, Regional Management, as servicer, Wells Fargo Bank, N.A., as indenture trustee and as account bank.

“2021-3 Indenture Trustee” shall mean Wells Fargo Bank, N.A., in its capacity as indenture trustee under the 2021-3 Indenture.

“2021-3 Issuer” shall mean Regional Management Issuance Trust 2021-3.

“2021-3 Securitization” shall mean the asset-backed securitization transaction in an aggregate principal amount of $125,000,000 consummated by Regional Management as of October 8, 2021.

“2022-1A Security Agreement” shall mean the Security Agreement, dated as of the Closing Date, among the North Carolina Trust, the Issuer, Regional North Carolina and the Indenture Trustee.

“2022-1A SUBI” shall have the meaning specified in the 2022-1A SUBI Supplement.

“2022-1A SUBI Assets” shall have the meaning specified in the 2022-1A SUBI Supplement.

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“2022-1A SUBI Certificate” shall have the meaning specified in the 2022-1A SUBI Supplement.

“2022-1A SUBI Loans” shall have the meaning specified in the 2022-1A SUBI Supplement.

“2022-1A SUBI Servicer” shall have the meaning specified in the 2022-1A SUBI Servicing Agreement.

“2022-1A SUBI Servicing Agreement” shall mean the 2022-1A SUBI Servicing Agreement, dated as of the Closing Date, among the North Carolina Trust, the Issuer, as 2022-1A SUBI holder, and Regional Management, as 2022-1A SUBI Servicer.

“2022-1A SUBI Transferred Assets” shall have the meaning specified in Section 2.01 of the SUBI Certificate Purchase Agreement.

“2022-1A SUBI Supplement” shall mean the 2022-1A SUBI Supplement to the North Carolina Trust Agreement, dated as of the Closing Date, among Regional North Carolina, as settlor and initial beneficiary, the Issuer, as 2022-1A SUBI beneficiary and 2022-1A SUBI holder, and Wilmington Trust, National Association, as UTI trustee, 2022-1A SUBI trustee and Administrative Trustee.

“2022-1A SUBI Trustee” shall mean Wilmington Trust, National Association, in its capacity as 2022-1A SUBI Trustee.

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Part B – Rules of Construction

(a) All terms defined in this Appendix or any Transaction Document shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein.

(b) As used in this Appendix or any Transaction Document, accounting terms that are not defined herein or therein, and accounting terms partly defined herein or therein shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Appendix or any Transaction Document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or such Transaction Document will control.

(c) Any reference in this Appendix or any Transaction Document to “the Rating Agency” shall only apply to any specific rating agency if such rating agency is then rating any Class of Notes at the request of the Issuer or Depositor and otherwise such references shall have no force or effect; provided, that, in the event that the Depositor, the Issuer or any representative thereof requested that such rating agency cease rating the Notes, such references shall continue in full force and effect. Any reference in this Appendix or any Transaction Document to a specified rating level from any rating agency shall mean at least such specified rating and any rating level higher than the rating level specified shall also be deemed to satisfy the referenced rating requirement.

(d) With respect to any Payment Date or Loan Action Date, (i) the “related Collection Period” shall mean the Collection Period immediately prior to the Collection Period in which such Payment Date or Loan Action Date occurs and (ii) the “related Monthly Determination Date” shall mean the Monthly Determination Date first preceding such Payment Date, and the relationships among Collection Periods and Monthly Determination Dates will be correlative to the foregoing relationships.

(e) Each defined term used in this Appendix or any Transaction Document has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Appendix or any Transaction Document has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

(f) Unless otherwise specified, references in this Appendix or any Transaction Document to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

(g) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Appendix or any Transaction Document shall refer to this Appendix or such Transaction Document as a whole and not to any particular provision or subdivision of this Appendix or such Transaction Document; references to any subsection, Section, Schedule or Exhibit contained in this Appendix or any Transaction Document are references to subsections, Sections, Schedules and Exhibits in or to this Appendix or such Transaction Document unless otherwise specified; and the term “including” shall mean “including without limitation.” The

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word “or” when used in this Appendix or any Transaction Document is not exclusive. Whenever the term “including” (whether or not followed by the phrase “but not limited to” or “without limitation” or words of similar effect) is used in this Appendix or any Transaction Document in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or exclusive listing of, the items within that classification.

(h) Terms used in this Appendix or any Transaction Document herein that are defined in the NYUCC and not otherwise defined shall have the meanings set forth in the NYUCC unless the context requires otherwise.

(i) Any reference in this Appendix or any Transaction Document to the “Appendix,” this “Appendix,” the “Agreement,” this “Agreement” or words of like import shall be a reference to this Appendix or such Transaction Document as it may be amended, supplemented or modified from time to time. Any definition of or reference to any agreement, instrument or other document in this Appendix or any Transaction Document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in any Transaction Document).

(j) Any reference in this Appendix or any Transaction Document to a “beneficial interest” in a security also shall mean a security entitlement with respect to such security, and any reference herein to a “beneficial owner” or “beneficial holder” of a security also shall mean the holder of a security entitlement with respect to such security.

(k) Any reference in this Appendix or any Transaction Document to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

(l) Any reference to any Person shall include such Person’s respective permitted successors and assigns.

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Schedule III

Perfection Representations, Warranties and Covenants

In addition to the representations, warranties and covenants contained in this Sale and Servicing Agreement, the Depositor hereby represents, warrants, and covenants to the Issuer as follows on the Closing Date (it being understood that each such representation, warranty and covenant is not being made in respect of any 2022-1A SUBI Loan):

1. This Sale and Servicing Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Loans in favor of the Issuer, which security interest is prior to all other Liens (other than Permitted Liens), and is enforceable as such as against creditors of and purchasers from the Depositor.

2. The Loans constitute “tangible chattel paper,” “payment intangibles,” “accounts,” “instruments,” “general intangibles” or “electronic chattel paper” within the meaning of the UCC.

3. The Depositor owns and has good and marketable title to the Loans free and clear of any Lien (other than any Permitted Lien), claim or encumbrance of any Person.

4. The Depositor will cause, within ten (10) days after the effective date of this Sale and Servicing Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of and the security interest in each Loan sold by the Depositor, and if any additional such filing is necessary in connection with any Additional Loans sold by the Depositor to the Issuer, the Depositor will cause such filings to be made within ten (10) days of the applicable Addition Date. All financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser”.

5. (a) Other than the conveyance (including any security interest granted) to the Issuer pursuant to this Sale and Servicing Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Sold Assets (other than any such pledge, assignment, sale, grant or conveyance that is no longer effective); and (b) the Depositor has not authorized the filing of, and is not aware of, any financing statements against the Depositor that include a description of collateral covering any Loan sold by the Depositor to the Issuer other than any financing statement (i) relating to the conveyance of the Loans by the Warehouse Borrower to the Seller under the Purchase Agreement, (ii) relating to the conveyance of Loans by a borrower under a warehouse facility pursuant to an Other Warehouse Purchase Agreement, if applicable, (iii) relating to the conveyance of Loans by a Regional Originator to the Seller under the Omnibus Distribution and Assignment Agreement, (iv) relating to the conveyance of the 2022-1A SUBI Certificate by Regional North Carolina to the Seller under the SUBI Certificate Purchase Agreement, (v) relating to the pledge of the 2022-1A SUBI Assets by each of the North Carolina Trust and the Issuer to the Indenture Trustee, (vi) relating to the conveyance of the 2022-1A SUBI Certificate and the Loans (other than the 2022-1A SUBI Loans) by the Seller to the Depositor pursuant to the Loan Purchase Agreement, (vii) relating to the conveyance of the Loans (other than the 2022-1A SUBI Loans) by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement, (viii) relating to the security interest granted to the Indenture Trustee under the Indenture or (ix) that has been terminated.

Schedule III - 1

6. The Depositor is not aware of any material judgment, ERISA or tax lien filings against the Depositor.

7. On the date of the conveyance of any Loan by the Depositor to the Issuer, the Seller (or any Affiliate thereof) has in its possession all originals (or, in the case of Convenience Checks, copies) of the instruments and tangible chattel paper that constitute or evidence each Loan sold by the Seller to the Depositor; and none of the tangible chattel paper that constitute or evidence such Loan sold by such Seller to the Depositor has any stamps, marks or notations indicating that such Loan has been pledged, assigned or otherwise conveyed to any Person other than the Seller, the North Carolina Trust, the Depositor, the Issuer or the Indenture Trustee other than any such stamps, marks or notations that relate to a pledge, assignment, conveyance or other interest that has been cancelled, terminated or voided (or if such stamp, mark or notation is in the name of an agent (or any predecessor agent) under the ABL Facility, the Issuer has the right to cancel or void such stamp, mark or notation without the consent of such agent (or any predecessor agent, as applicable), and such agent (or any predecessor agent, as applicable) has released in writing its lien on such Contract).

8. Notwithstanding any other provision of this Sale and Servicing Agreement or any other Transaction Document, the perfection representations, warranties and covenants contained in this Schedule III shall be continuing, and remain in full force and effect until such time as all obligations under this Sale and Servicing Agreement have been finally and fully paid and performed.

9. The Depositor has received all consents and approvals to the sale of each Loan sold by it under the Sale and Servicing Agreement to the Issuer required by the terms of the Sale and Servicing Agreement to the extent that it constitutes an instrument.

10. To the extent that any Contract relating to a Loan constitutes Electronic Chattel Paper, there is only one single Authoritative Copy of each electronic “record” constituting or evidencing a Contract that is Electronic Chattel Paper, the record or records composing the Electronic Chattel Paper are created, stored and assigned in such a manner that (A) a single authoritative copy of the record or records exists which is unique, identifiable and unalterable (other than a revision that is readily identifiable as an authorized or unauthorized revision), (B) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy, (C) the authoritative copy has been communicated to and is maintained by the Electronic Vault Provider as a designated custodian of the Indenture Trustee, (D) all copies or revisions that add or change an identified assignee of the Authoritative Copy of such Contract that constitutes or evidences the Loan must be made with the participation of the Indenture Trustee, and (E) such Authoritative Copy identifies only the Indenture Trustee as the assignee. To the extent that any Contract relating to a Loan constitutes Electronic Chattel Paper, none of the Seller, the Servicer, the Electronic Vault Provider nor any other Person has communicated an Authoritative Copy of such Contract that constitutes or evidences the Loan to any Person other than the Electronic Vault Provider as a designated custodian of the Indenture Trustee pursuant to the terms of the Sale and Servicing Agreement and the Electronic Collateral Control Agreement from and after the Closing Date or the applicable Addition Date.

Schedule III - 2

The parties to this Sale and Servicing Agreement shall provide each Rating Agency with prompt written notice of any material breach of the perfection representations, warranties and covenants contained in this Schedule III, and shall not, without satisfying the Rating Agency Notice Requirement, waive a breach of any of such perfection representations, warranties or covenants.

The Depositor covenants that, in order to evidence the interests of the Issuer under this the Sale and Servicing Agreement, the Depositor shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Issuer) to maintain and perfect, as a first-priority interest, the Issuer’s security interest in the Loans.

Schedule III – 3

Schedule IV

Loan Level Representations, Warranties and Covenants

With respect to any Loan that is sold by the Seller to the Depositor (or in the case of the 2022-1A SUBI Loans, allocated to the 2022-1A SUBI by the Servicer in accordance with the 2022-1A SUBI Supplement) the following representations and warranties are made as of the Closing Date and on each Addition Date as applicable:

1.

(A) With respect to a Loan other than a North Carolina Loan, immediately prior to the sale and assignment to the Depositor, (i) the Seller has sole and exclusive ownership of such Loan and any Related Loan Assets free and clear of any Lien (other than any Permitted Lien), (ii) the Loan Purchase Agreement effects a valid sale to the Depositor of such Loan and the Related Loan Assets free and clear of any Liens (other than any Permitted Lien), (iii) upon the Closing Date or Addition Date, as applicable, with respect to such Loan, (a) there will be vested in the Depositor sole and exclusive ownership of such Loan and all Related Loan Assets free and clear of any Lien (other than any Permitted Lien) of any Person claiming through or under the Seller and in compliance with all Requirements of Law applicable to the Seller and (b) there will have been effected a valid assignment of the Seller’s interest in such Loan and all Related Loan Assets, enforceable against the Seller and, upon the filing of all appropriate UCC financing statements, against all other persons, including creditors of and all other entities that have purchased or will purchase assets from the Seller, (iv) no filings, notices or other compliance with any bulk sales provisions of the UCC or other applicable Requirements of Law in respect of bulk sales are required to be made by the Seller, the Depositor or any Affiliate thereof and (v) such Loan is not subject to any right of set off or similar right, and (B) with respect to a North Carolina Loan only, (i) immediately prior to the contribution and assignment to the North Carolina Trust, Regional North Carolina has sole and exclusive ownership of such North Carolina Loan and any related Contributed Assets free and clear of any Lien (other than any Permitted Lien), (ii) the Transfer and Contribution Agreement effects a valid contribution to the North Carolina Trust of such North Carolina Loan and the related Contributed Assets free and clear of any Liens (other than any Permitted Lien), (iii) upon the Closing Date or Addition Date, as applicable, with respect to each North Carolina Loan to be allocated to the 2022-1A SUBI, (a) there will be vested in the North Carolina Trust sole and exclusive ownership of such Loan and all related 2022-1A SUBI Assets free and clear of any Lien (other than any Permitted Lien) of any Person claiming through or under Regional North Carolina and in compliance with all Requirements of Law applicable to Regional North Carolina and (b) there will have been effected a valid assignment of Regional North Carolina’s interest in such Loan and all related 2022-1A SUBI Assets, enforceable against Regional North Carolina and, upon the filing of all appropriate UCC financing statements, against all other persons, including creditors of and all other entities that have purchased or will purchase assets from Regional North Carolina, (iv) no filings, notices or other compliance with any bulk sales provisions of the UCC or other applicable Requirements of Law in respect of bulk sales are required to be made by the Regional North Carolina, the North Carolina Trust or any Affiliate thereof and (v) such Loan is not subject to any right of set off or similar right.

Schedule IV - 1

2.

All consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority that are required in connection with the sale of such Loan and the Related Loan Assets (or in the case of the 2022-1A SUBI Loans, the allocation of such Loan and related 2022-1A SUBI Assets) or in order for the Depositor (or in the case of the 2022-1A SUBI Loans, the Issuer) or any transferee thereof to realize all rights and benefits with respect to such Loan and the Related Loan Assets, in each case have been obtained or made by it or an Affiliate thereof and are fully effective.

3.

It has not used any selection procedure adverse to the interests of the Depositor (or in the case of the 2022-1A SUBI Loans, the North Carolina Trust), its transferees or the Noteholders in selecting the related Loans to be sold under the Loan Purchase Agreement (or in the case of the 2022-1A SUBI Loans, allocated to the 2022-1A SUBI) on the Closing Date or such Addition Date, as applicable.

4.

The Loan Schedule (as supplemented by any applicable additional Loan Schedule) identifies each Loan conveyed by the Seller to the Depositor or allocated to the 2022-1A SUBI, as applicable, on the Closing Date or such Addition Date, as applicable.

5.	As of the applicable Cut-Off Date, such Loan was an Eligible Loan.

6.	Such Loan complies in all material respects with the terms of the applicable Contract.

7.

The Contract for such Loan is a legal, valid and binding obligation of the applicable Regional Originator thereunder and the related Loan Obligor and any guarantor or co-signer named therein, in each case enforceable in accordance with its terms (except as enforceability may be limited by Debtor Relief Laws or general principles of equity), and, to its knowledge, is not subject to offset, recoupment, adjustment or any other claim.

8.

It or an Affiliate thereof has in its possession all originals (or, in the case of Convenience Checks, copies) of the instruments and tangible chattel paper (if any) that constitute or evidence such Loan on the Closing Date or such Addition Date, as applicable.

9.

None of the tangible chattel paper that constitute or evidence such Loan on the Closing Date or such Addition Date, as applicable, has any stamps, marks or notations indicating that such Loan has been pledged, assigned or otherwise conveyed to any Person other than the Seller, the North Carolina Trust, the Depositor, the Issuer or the Indenture Trustee, other than any such stamps, marks or notations that relate to a pledge, assignment, conveyance or other interest that has been cancelled, terminated or voided (or if such stamp, mark or notation is in

Schedule IV - 2

the name of an agent (or any predecessor agent) under the ABL Facility, the Issuer has the right to cancel or void such stamp, mark or notation without the consent of such agent (or any predecessor agent, as applicable), and such agent (or any predecessor agent, as applicable) has released in writing its lien on such Contract).

10.

The Contract for such Loan is freely assignable and such Contract does not require the approval or consent of any related Loan Obligor or any other person to effectuate the valid assignment of the same by the Regional Originator, the Seller, the North Carolina Trust or any Affiliate thereof.

11.	Such Loan has been serviced and at all times maintained in accordance with the Credit and Collection Policy by it or an Affiliate thereof.

12.	Such Loan arises from or in connection with a bona fide sale or loan transaction (including any amounts in respect of interest amounts and other charges and fees assessed on such Loan).

13.	Each Loan Obligor of such Loan is an individual, and such Loan has not been entered into with any corporation, partnership, association or other similar entity.

14.

Such Loan, the related Contract and all other related documents comply in all material respects with all Requirements of Law. It and each Affiliate thereof has complied in all material respects with all applicable Requirements of Law with respect to the origination, marketing, maintenance and servicing of such Loan and the disclosures in respect thereof including any change in the terms of such Loan. The interest rates, fees and charges in connection with such Loan comply, in all material respects, with all Requirements of Law.

15.

(A) It or an Affiliate thereof has performed all obligations required to be performed by it or any Affiliate to date under the related Contract, and all actions of it or an Affiliate thereof taken with respect to such Contract prior to the Closing Date or the related Addition Date, as applicable, have been in compliance, in all material respects, with such Contract; (B) neither the Seller nor any Affiliate is in default under such Contract; and (C) no event has occurred under such Contract that, with the lapse of time or action by the applicable Loan Obligor or any third party, is reasonably likely to result in a material default by it or any Affiliate under, any such Contract.

16.

It and each Affiliate thereof (A) has complied in all material respects with the Credit and Collection Policy relating to such Loan at all times; (B) has not entered into any transaction or made any commitment or agreement in connection with such Loan, other than in the ordinary course of such person’s business consistent in all material respects with the Credit and Collection Policy as in effect on the date of such transaction, commitment or agreement; and (C) has not amended the terms of any related Contract except in accordance in all material respects with the Credit and Collection Policy relating to such Loan as in effect on the date of such amendment.

Schedule IV - 3

17.	Neither it nor any Affiliate thereof has any known material obligations, commitments or other liabilities, absolute or contingent, relating to such Loan or the Related Loan Assets.

18.

It or an Affiliate thereof has properly and timely filed all foreign, federal, state, county, local and other tax returns, including information returns required by law to be filed prior to the Closing Date or the applicable Addition Date with respect to such Loan and the Related Loan Assets and has withheld, paid or accrued all amounts shown thereon to be due that are due prior to the applicable Cut-Off Date or accrue prior to such time.

19.

The related Contract, together with its other records relating to such Loan are complete in all material respects and, upon conveyance thereof to the Depositor under the Loan Purchase Agreement (or in the case of a 2022-1A SUBI Loan, allocation to the 2022-1A SUBI), the Custodian (or any applicable subcustodian or designee of the Indenture Trustee) will be in possession of (or, in the case of an Electronic Contract, the Electronic Vault will contain) all documents necessary to enforce the rights and remedies of the Regional Originator (as assigned in accordance with the Transaction Documents) in respect of such Loan against the Loan Obligor in accordance with the related Contract.

20.

No transfer of such Loan and Related Loan Assets to the Depositor (or in the case of a 2022-1A SUBI Loan, no allocation of such 2022-1A SUBI Loan and related 2022-1A SUBI Assets) is being made with intent to hinder, delay or defraud any of its creditors.

21.

With the exception of Convenience Checks, to the extent that any Contract relating to such Loan constitutes an instrument or tangible chattel paper (each within the meaning of Section 9-102 of the UCC), there is only one original of such executed Contract.

22.	Reserved.

23.

(A) With respect to a Loan other than a 2022-1A SUBI Loan, the Loan Purchase Agreement, all documents or instruments delivered pursuant to the Loan Purchase Agreement by or with reference to the Seller or any transaction under the Loan Purchase Agreement, including any Additional Loan Assignment and the assignment agreement (the “Conveyance Papers”) and any statement, report or other document furnished pursuant to the Loan Purchase Agreement or during the Depositor’s due diligence with respect to the Loan Purchase Agreement and the Conveyance Papers, including documents and information in magnetic or electronic form, are true and correct in all material respects and do not contain any untrue statement of fact by the Seller or omit to state a fact necessary to make the statements of the Seller contained in the Loan Purchase Agreement or therein,

Schedule IV - 4

in light of the circumstances under which such statements were made, not misleading, and (B) with respect to a 2022-1A SUBI Loan only, the 2022-1A SUBI Supplement and the 2022-1A SUBI Servicing Agreement, all documents or instruments delivered pursuant to the 2022-1A SUBI Supplement and the 2022-1A SUBI Servicing Agreement by or with reference to the Servicer or any transaction under such agreements, including any allocation notice or reallocation notice and any statement, report or other document furnished pursuant to such 2022-1A SUBI Supplement and the 2022-1A SUBI Servicing Agreement or during the Servicer’s due diligence with respect to such agreement, including documents and information in magnetic or electronic form, are true and correct in all material respects and do not contain any untrue statement of fact by the Servicer or omit to state a fact necessary to make the statements of the Servicer contained in either the 2022-1A SUBI Supplement and the 2022-1A SUBI Servicing Agreement or therein, in light of the circumstances under which such statements were made, not misleading.

24.

(i) (x) The Loan Purchase Agreement creates a valid and continuing ownership or security interest (as defined in the applicable UCC) in the 2022-1A SUBI Certificate and such Loan (other than a 2022-1A SUBI Loan) sold by the Seller in favor of the Depositor, which security interest or ownership interest is prior to all other Liens (other than Permitted Liens), and is enforceable as such as against creditors of and purchasers from the Seller, and (y) with respect to a 2022-1A SUBI Loan only, the Transfer and Contribution Agreement creates a valid and continuing ownership or security interest (as defined in the applicable UCC) in such 2022-1A SUBI Loan transferred by Regional North Carolina to the North Carolina Trust, which security interest or ownership interest is prior to all other Liens (other than Permitted Liens), and is enforceable as such as against creditors of and purchasers from Regional North Carolina;

(ii) such Loan constitutes “tangible chattel paper,” “electronic chattel paper,” “payment intangibles,” “accounts,” “instruments” or “general intangibles” within the meaning of the UCC;

(iii) (x) with respect to a Loan other than a 2022-1A SUBI Loan, the Seller owns and has good and marketable title to such Loan and the related Purchased Assets sold by the Seller free and clear of any Lien, claim or encumbrance of any Person and (y) with respect to a 2022-1A SUBI Loan, the North Carolina Trust owns and has good and marketable title to such 2022-1A SUBI Loan, free and clear of any Lien, claim or encumbrance of any Person (in each case, other than any Permitted Liens);

(iv) it has received all consents and approvals to the sale of each Loan required by the terms of the applicable Contract to the extent that it constitutes an instrument;

Schedule IV - 5

(v) it has caused or will cause, within ten (10) days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of and the security interest in the Purchased Assets sold by the Seller to the Depositor (or with respect to the 2022-1A SUBI Loans, the 2022-1A SUBI Assets contributed by Regional North Carolina to the North Carolina Trust), and if any additional such filing is necessary in connection with any transfer of Additional Loans, it will cause such filings to be made within ten (10) days of the applicable Addition Date; all such financing statements referred to in this paragraph contain a statement that: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser”;

(vi) (a) other than the security interest granted and the conveyance to the Depositor pursuant to the Loan Purchase Agreement, it has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any Purchased Assets sold by the Seller (other than any such pledge, assignment, sale, grant or conveyance that is no longer effective); and

(b) it has not authorized the filing of, and is not aware of, any financing statements against the Seller that include a description of collateral covering any Loans other than any financing statement (1) relating to the conveyance of the Loans by each Warehouse Borrower to the Seller under the related Purchase Agreement, (2) relating to the conveyance of Loans by a borrower under a warehouse facility pursuant to an Other Warehouse Purchase Agreement, if applicable, (3) relating to the conveyance of Loans by a Regional Originator to the Seller under the Omnibus Distribution and Assignment Agreement, (4) relating to the conveyance of the 2022-1A SUBI Certificate by Regional North Carolina to the Seller under the SUBI Certificate Purchase Agreement, (5) relating to the pledge of the 2022-1A SUBI Assets by each of the North Carolina Trust and the Issuer to the Indenture Trustee, (6) relating to the conveyance of the 2022-1A SUBI Certificate and the Loans (other than the 2022-1A SUBI Loans) by the Seller to the Depositor pursuant to the Loan Purchase Agreement, (7) relating to the conveyance of the Loans (other than the 2022-1A SUBI Loans) by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement, (8) relating to the security interest granted to the Indenture Trustee under the Indenture or (9) that has been terminated;

(vii) it is not aware of any material judgment, ERISA or tax lien filings against it;

(viii) the Seller (or any Affiliate thereof) has in its possession all original copies (except in the case of Convenience Checks) of the instruments and tangible chattel paper that constitute or evidence each Loan sold by it (or in the case of a 2022-1A SUBI Loan, allocated to the 2022-1A SUBI); and none of the tangible chattel paper that constitute or evidence such Loan has any stamps, marks or notations indicating that such Loan has been pledged, assigned or otherwise conveyed to any Person other than the Seller, the North Carolina Trust, the Depositor, the Issuer or the Indenture Trustee, other than any such stamps, marks or notations that relate to a pledge, assignment, conveyance or other interest that has been cancelled, terminated or voided (or if such stamp, mark or notation is in the name of an agent (or any predecessor agent) under the ABL Facility, the Issuer has the right to cancel or void such stamp, mark or notation without the consent of such agent (or any predecessor agent, as applicable), and such agent (or any predecessor agent, as applicable) has released in writing its lien on such Contract); and

Schedule IV - 6

(ix) to the extent that any Contract relating to a Loan constitutes Electronic Chattel Paper, there is only one single Authoritative Copy of each electronic “record” constituting or evidencing a Contract that is Electronic Chattel Paper, the record or records composing the Electronic Chattel Paper are created, stored and assigned in such a manner that (A) a single authoritative copy of the record or records exists which is unique, identifiable and unalterable (other than a revision that is readily identifiable as an authorized or unauthorized revision), (B) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy, (C) the authoritative copy has been communicated to and is maintained by the Electronic Vault Provider as a designated custodian of the Indenture Trustee, (D) all copies or revisions that add or change an identified assignee of the Authoritative Copy of such Contract that constitutes or evidences the Loan must be made with the participation of the Indenture Trustee, and (E) such Authoritative Copy identifies only the Indenture Trustee as the assignee. To the extent that any Contract relating to a Loan constitutes Electronic Chattel Paper, none of the Seller, the North Carolina Trust, the Servicer (including in its capacity as 2022-1A SUBI Servicer), the Electronic Vault Provider nor any other Person has communicated an Authoritative Copy of such Contract that constitutes or evidences the Loan to any Person other than the Electronic Vault Provider as a designated custodian of the Indenture Trustee pursuant to the terms of the Sale and Servicing Agreement and the Electronic Collateral Control Agreement from and after the Closing Date or the applicable Addition Date.

Schedule IV - 7

Exhibit A-1

Form of Initial Loan Assignment

This INITIAL LOAN ASSIGNMENT (this “Agreement”), dated February 22, 2022, is by Regional Management Receivables III, LLC, a Delaware limited liability company (the “Assignor”), in favor of Regional Management Issuance Trust 2022-1, a Delaware statutory trust (the “Assignee”). Capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Sale and Servicing Agreement, dated as of February 22, 2022 (the “Sale and Servicing Agreement”) among the Assignor, the Assignee, the North Carolina Trust, Regional Management Corp., as Servicer and the Subservicers party thereto.

For good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

In accordance with the terms and conditions of the Sale and Servicing Agreement, the Assignor hereby confirm the sale, transfer, conveyance and assignment to the Assignee of all of the right, title and interest of the Assignor, as Purchaser, in, to and under the Loans identified on Schedule A (the “Initial Assigned Loans”) and the other Sold Assets related thereto. The Cut-Off Date for the Initial Assigned Loans is December 31, 2021.

The Assignor specifically reserve and do not confirm the assignment to the Assignee hereunder of any of their rights, title or interest in, to and under, and all obligations of the Assignor with respect to, any loans which are not the initial Loans set forth on Schedule A and are not the subject of this Agreement.

Schedule A hereto includes the information with respect to the initial Loans required to be included in the Loan Schedule to be delivered under the Sale and Servicing Agreement on the Closing Date.

The Owner Trustee is executing this Agreement not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer and, accordingly, the Owner Trustee shall incur no personal liability in connection herewith or the transactions contemplated hereby.

[Signature Page Follows]

Exhibit A-1 – 1

IN WITNESS WHEREOF, the parties have caused this Initial Loan Assignment to be executed by their duly authorized officers as of the date first above written.

ASSIGNOR:

REGIONAL MANAGEMENT RECEIVABLES III, LLC, as Depositor

By:
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

ASSIGNEE:

REGIONAL MANAGEMENT ISSUANCE TRUST 2022-1, as Issuer

By: WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee of the Issuer

By:
Name:
Title:

Exhibit A-1 – 2

Schedule A

Loan Schedule

Exhibit A-1 – 3

Exhibit A-2

Form of Additional Loan Assignment

This ADDITIONAL LOAN ASSIGNMENT (this “Agreement”), dated as of [the applicable Addition Date] (the “Addition Date”), is by Regional Management Receivables III, LLC, a Delaware limited liability company (the “Assignor”), in favor of Regional Management Issuance Trust 2022-1, a Delaware statutory trust (the “Assignee”). Capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Sale and Servicing Agreement, dated as of February 22, 2022 (the “Sale and Servicing Agreement”) among the Assignor, the Assignee, the North Carolina Trust, Regional Management Corp., as Servicer and the Subservicers party thereto.

For good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

In accordance with the terms and conditions of the Sale and Servicing Agreement, the Assignor hereby confirms the sale, transfer, conveyance and assignment to the Assignee all of the right, title and interest of the Assignor, as Purchasers, in, to and under the Additional Loans identified on Schedule A (the “Assigned Additional Loans”) and the other Sold Assets related thereto. The Cut-Off Date for the Assigned Additional Loans is [_________].

The Assignor specifically reserve and do not confirm the assignment to the Assignee hereunder any of its right, title or interest in, to and under and all obligations of the Assignor with respect to any loans which are not the Additional Loans set forth on Schedule A and are not the subject of this Agreement.

Schedule A hereto includes the information required to be included in the Loan Schedule with respect to the Assigned Additional Loans and the Loan Schedule is hereby supplemented to include the Assigned Additional Loans and other information included in Schedule A.

[Signature Page Follows]

Exhibit A-2 – 1

IN WITNESS WHEREOF, the parties have caused this Additional Loan Assignment to be executed by their duly authorized officers as of the date first above written.

ASSIGNOR:

REGIONAL MANAGEMENT RECEIVABLES III, LLC, as Depositor

By:
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

ASSIGNEE:

REGIONAL MANAGEMENT ISSUANCE TRUST 2022-1, as Issuer

By:	REGIONAL MANAGEMENT CORP.,as Administrator

By:
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

Exhibit A-2 – 2

SCHEDULE A

LOAN SCHEDULE

Exhibit A-2 – 3

EXHIBIT B

FORM OF ANNUAL COMPLIANCE CERTIFICATE

The undersigned, the duly [OFFICER TITLE] of (“[___________________]”), does hereby certify that:

(1) [___________________] is, as of the date hereof, the Servicer under that certain Sale and Servicing Agreement, dated as of February 22, 2022 (as amended and supplemented, or otherwise modified and in effect from time to time, the “Sale and Servicing Agreement”) among the Assignor, the Assignee, the North Carolina Trust, Regional Management Corp., as Servicer and the Subservicers party thereto.

(2) The undersigned is an Authorized Officer of the Servicer and is duly authorized pursuant to the Sale and Servicing Agreement to execute and deliver this Officer’s Certificate to the Issuer, each Rating Agency and the Indenture Trustee.

(3) A review of the activities of the Servicer during preceding calendar year and of its performance under the Sale and Servicing Agreement was conducted under my supervision.

(4) Based on such review, the Servicer has, to the best of my knowledge, performed in all material respects all of its obligations under the Sale and Servicing Agreement and other Transaction Documents throughout such year and no Servicer Default has occurred and is continuing, except as set forth in paragraph 5 below.

(5) The following is a description of each Servicer Default known to me to have occurred and be continuing as of the date of this Officer’s Certificate made by the Servicer during the calendar year ended December 31, ________, which sets forth in detail the (a) nature of each such Servicer Default, (b) the action taken by the Servicer, if any, to remedy each such Servicer Default and (c) the current status of each such Servicer Default: (If applicable, insert “None.”)

Capitalized terms used but not defined herein are used as defined in the Sale and Servicing Agreement.

Exhibit B- 1

IN WITNESS WHEREOF, each of the undersigned has duly executed this Officer’s Certificate this ____ day of ____________.1

By:
Name:
Title:

[1]	Required to be delivered on or before March 31 of each calendar year, beginning with March 31, 2023 pursuant to Section 3.07 of the Sale and Servicing Agreement.

Exhibit B- 2

EXHIBIT C

FORM OF LOAN REASSIGNMENT

This LOAN REASSIGNMENT (this “Agreement”) dated as of [date of applicable Document Delivery Date], by Regional Management Issuance Trust 2022-1, a Delaware statutory trust (the “Assignor”), in favor of Regional Management Receivables III, LLC, a Delaware limited liability company (the “Assignee”). Capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Sale and Servicing Agreement, dated as of February 22, 2022 (the “Sale and Servicing Agreement”) among the Assignor, the Assignee, the North Carolina Trust, Regional Management Corp., as Servicer and the Subservicers party thereto.

For good and valuable consideration, the Assignor hereby agrees as follows:

In accordance with the terms and conditions of the Sale and Servicing Agreement, the Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor in, to and under (i) the Loans identified on Schedule A (the “Reassigned Loans”), (ii) the Purchased Assets related thereto, (iii) the right to receive all Collections with respect to the Purchased Assets after the date hereof, and (iv) all proceeds thereof.

The Assignee hereby accepts such assignment and shall deliver to or at the direction of the Assignor the consideration identified in the preceding paragraph.

Notwithstanding anything to the contrary herein, in no event shall any Loans or related Purchased Assets be transferred from the Assignor to the Assignee pursuant to this Agreement unless such Loans and related Purchased Assets have been released from the lien of the Indenture in accordance with the terms thereof.

The Assignor specifically reserves and does not assign to the Assignee hereunder any of its right, title or interest in, to and under and all obligations of the Assignor with respect to any Loans which are not the Reassigned Loans set forth on Schedule A and are not the subject of this Agreement.

The Owner Trustee is executing this Agreement not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer and, accordingly, the Owner Trustee shall incur no personal liability in connection herewith or the transactions contemplated hereby.

Exhibit C- 1

IN WITNESS WHEREOF, the parties have caused this Loan Reassignment to be executed by their duly authorized officers as of the date first above written.

ASSIGNOR:

REGIONAL MANAGEMENT ISSUANCE TRUST 2022-1, as Issuer

By: REGIONAL MANAGEMENT CORP., as Administrator

By:
Name:	Harpreet Rana
Title:	Executive Vice President and Chief Financial Officer

ASSIGNEE:

REGIONAL MANAGEMENT RECEIVABLES III, LLC, as Depositor

By:
Name:	Harpreet Rana

Title: Executive Vice President and Chief Financial Officer

Exhibit C- 2

SCHEDULE A

LOAN SCHEDULE

Exhibit C- 3

EXHIBIT D

FORM OF ACCESSION AGREEMENT

THIS ACCESSION AGREEMENT dated as of [____] [__], [____] (this “Agreement”) is by and among _______________________, a __________________ (the “Company”), and Regional Management Receivables III, LLC (the “Depositor”).

Reference is made to the Sale and Servicing Agreement, dated as of February 22, 2022 (as amended, restated, modified or supplemented from time to time, the “Sale and Servicing Agreement”), among the Depositor, Regional Management Corp., as Servicer, the Subservicers party thereto, the North Carolina Trust and Regional Management Issuance Trust 2022-1, as Issuer.

Capitalized terms used herein without definition shall have the meanings given to them in the Sale and Servicing Agreement.

Pursuant to Section 10.19 of the Sale and Servicing Agreement, an Affiliate of Regional Management may be added as a party to the Sale and Servicing Agreement as a Subservicer upon satisfaction of the conditions set forth in the Sale and Servicing Agreement, including the delivery to the Indenture Trustee of a fully executed copy of this Agreement.

In connection therewith:

1. The Company hereby joins in and agrees to be bound by and to comply with each and every provision of the Sale and Servicing Agreement as a Subservicer thereunder.

2. The Company hereby represents and warrants that each representation and warranty contained in Section 3.03 of the Sale and Servicing Agreement is true and correct with respect to the Company as of the date of this Agreement, as if such representations and warranties were set forth at length herein.

3. This Accession Agreement shall be a Transaction Document, shall be binding upon and enforceable against the Company and its successors and assigns, and shall inure to the benefit of and be enforceable by the Depositor and its assigns.

[Signature Page Follows]

Exhibit D- 1

IN WITNESS WHEREOF, each party hereto has caused this Accession Agreement to be executed by its duly authorized officer as of the date first above written.

[NAME OF COMPANY]

By:
Name:
Title:

REGIONAL MANAGEMENT RECEIVABLES III, LLC, as Depositor

By:
Name:	Harpreet Rana
Title:	Executive Vice President and Chief
Financial Officer

Exhibit D- 2

EXHIBIT E

CONDITIONS TO ACCESSION

The Depositor shall have received each of the following in form and substance satisfactory to the Depositor and any assignee thereof:

(i) a fully-executed copy of an Accession Agreement with respect to the Additional Subservicer;

(ii) a certificate of the Secretary or Assistant Secretary of the Additional Subservicer, dated the date of the proposed Accession, certifying (a) the names and true signatures of the incumbent officers of the Additional Subservicer authorized to sign on behalf of the Additional Subservicer this Agreement Agreements and all other documents to be executed by the Additional Subservicer hereunder or in connection herewith, (b) that the copy of the certificate of formation or articles of incorporation of the Additional Subservicer, as applicable, is a complete and correct copy and that such certificate of formation or articles of incorporation have not been amended, modified or supplemented and are in full force and effect, (c) that the copy of the limited liability company agreement or by-laws, as applicable, of the Additional Subservicer are a complete and correct copy, and that such limited liability company agreement or by-laws have not been amended, modified or supplemented and are in full force and effect, and (d) the resolutions of the board of directors or board of managers of the Additional Subservicer approving and authorizing the execution, delivery and performance by the Additional Subservicer of this Agreement and all other documents to be executed by the Additional Subservicer hereunder or in connection herewith;

(iii) a good standing certificate for the Additional Subservicer, dated as of a recent date, issued by the Secretary of State of the Additional Subservicer’s State of formation or incorporation, as applicable;

(iv) an Opinion of Counsel from counsel to the Additional Subservicer with respect to corporate matters;

(v) an Opinion of Counsel from counsel to the Additional Subservicer with respect to the true sale of Loans sold by the Additional Subservicer and the non consolidation of the Additional Subservicer with the Depositor; and

(vi) an Officer’s Certificate stating that all conditions precedent to the effectiveness of such Accession are satisfied.

Exhibit E- 1

EXHIBIT F

RULE 15GA-1 INFORMATION

Reporting Period:

☐	Check here if nothing to report.

Asset Class	Shelf	Series Name	CIK	Originator	Loan No	Servicer Loan No	Outstanding Principal Balance	Repurchasing Type	Indicate Repurchase Activity During the Reporting Period by Checkmark or by Date Reference (as Applicable)
									Subject to Demand	Repurchased or Replaced	Repurchase Pending	Demand in Dispute	Demand Withdrawn	Demand Rejected

TERMS AND DEFINITIONS

NOTE: Any date included on this report is subject to the descriptions below. Dates referenced on this report for this Transaction where the Servicer is not the Repurchase Enforcer (as defined below), availability of such information may be dependent upon information received from other parties.

References to “Repurchaser” shall mean the party obligated under the Transaction Documents to repurchase a Loan. References to “Repurchase Enforcer” shall mean the party obligated under the Transaction Documents to enforce the obligations of any Repurchaser.

Outstanding Principal Balance: For purposes of this report, the Outstanding Principal Balance of a Loan in this Transaction equals the remaining outstanding principal balance of the Loan reflected on the distribution or payment reports at the end of the related reporting period, or if the Loan has been liquidated prior to the end of the related reporting period, the final outstanding principal balance of the Loan reflected on the distribution or payment reports prior to liquidation.

Subject to Demand: The date when a demand for repurchase is identified and coded by the Servicer or Indenture Trustee as a repurchase related request.

Repurchased or Replaced: The date when a Loan is repurchased or replaced. To the extent such date is unavailable, the date upon which the Servicer or Indenture Trustee obtained actual knowledge a Loan has been repurchased or replaced.

Repurchase Pending: A Loan is identified as “Repurchase Pending” when a demand notice is sent by the Indenture Trustee, as Repurchase Enforcer, to the Repurchaser. A Loan remains in this category until (i) a Loan has been Repurchased, (ii) a request is determined to be a “Demand in Dispute,” (iii) a request is determined to be a “Demand Withdrawn,” or (iv) a request is determined to be a “Demand Rejected.”

With respect to the Servicer only, a Loan is identified as “Repurchase Pending” on the date (y) the Servicer sends notice of any request for repurchase to the related Repurchase Enforcer, or (z) the Servicer receives notice of a repurchase request but determines it is not required to take further action regarding such request pursuant to its obligations under the applicable Transaction Documents. The Loan will remain in this category until the Servicer receives actual knowledge from the related Repurchase Enforcer, Repurchaser, or other party, that the repurchase request should be changed to “Demand in Dispute”, “Demand Withdrawn”, “Demand Rejected”, or “Repurchased.”

Exhibit F- 1

Demand in Dispute: Occurs (i) when a response is received from the Repurchaser which refutes a repurchase request, or (ii) upon the expiration of any applicable cure period.

Demand Withdrawn: The date when a previously submitted repurchase request is withdrawn by the original requesting party. To the extent such date is not available, the date when the Servicer or the Indenture Trustee receives actual knowledge of any such withdrawal.

Demand Rejected: The date when the Indenture Trustee, as Repurchase Enforcer, has determined that it will no longer pursue enforcement of a previously submitted repurchase request. To the extent such date is not otherwise available, the date when the Servicer receives actual knowledge from the Indenture Trustee, as Repurchase Enforcer that it has determined not to pursue a repurchase request.

Exhibit F- 2

EXHIBIT G

LIMITED POWER OF ATTORNEY

REGIONAL MANAGEMENT ISSUANCE TRUST 2022-1 (the “Grantor”), hereby makes, constitutes and appoints each of Regional Management Corp., a Delaware corporation (the “Servicer”) and Regional Finance Corporation of Alabama, an Alabama corporation, Regional Finance Company of Georgia, LLC, a Delaware limited liability company, Regional Finance Company of Illinois, LLC, a Delaware limited liability company, Regional Finance Company of Missouri, LLC, a Delaware limited liability company, Regional Finance Company of New Mexico, LLC, a Delaware limited liability company, Regional Finance Corporation of North Carolina, a North Carolina corporation, Regional Finance Company of Oklahoma, LLC, a Delaware limited liability company, Regional Finance Corporation of South Carolina, a South Carolina corporation, Regional Finance Corporation of Tennessee, a Tennessee corporation, Regional Finance Corporation of Texas, a Texas corporation, Regional Finance Company of Utah, LLC, a Delaware limited liability company, Regional Finance Company of Virginia, LLC, a Delaware limited liability company, and Regional Finance Corporation of Wisconsin, a Wisconsin corporation (collectively, the “Subservicers”) (each Subservicer and the Servicer individually and collectively, the “Grantee”), by and through themselves, their affiliates and their permitted subcontractors, and their respective officers, designees and attorneys-in-fact, its true and lawful Attorneys-in-Fact with full power of substitution, and hereby authorizes and empowers each Grantee, in the name of and on behalf of the Grantor, to have full power and authority to take any and all lawful acts which it may deem necessary or desirable to effect the servicing and administration of the Loans pursuant to the Sale and Servicing Agreement, dated as of February 22, 2022, among the Grantor, as Issuer, Regional Management Receivables III, LLC, as Depositor, the Servicer, the Subservicers and the North Carolina Trust, acting thereunder solely with respect to the 2022-1A SUBI (the “Sale and Servicing Agreement”), including, but not limited to:

(i) Collecting amounts payable under the Loans,

(ii) Bringing legal actions, enforcing legal prosecution of claims and pursuing any other appropriate remedies in connection with the servicing and administration of the Loans, and

(iii) Signing, executing, acknowledging, delivering, filing for record and/or recording on behalf of the Grantor all such documents, reports, filings, instruments, certificates and opinions required in connection with the foregoing, including, without limitation, notices, proofs of claim, affidavits, sworn statements, agreed orders, stipulations, modification agreements, subordination agreements, endorsements, allonges, assignments, and cancellations of promissory notes or other instruments evidencing secured or unsecured indebtedness; and assignments, full and partial releases, and terminations of UCC financing statements, motor vehicle liens, or other evidence or instrument of lien or security, in each case, to the extent the Servicer or any Subservicer is authorized to take such action pursuant to the Sale and Servicing Agreement.

Exhibit G- 1

The power herein granted to the Attorney-in-Fact shall include the power to name itself as grantee, assignee, or beneficiary of said instrument or act.

The Grantor gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the Grantor might or could do, and hereby does ratify and confirm all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney, and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the Grantor. Capitalized terms used herein but not defined shall have the meanings set forth in the Sale and Servicing Agreement.

The Owner Trustee is executing this Agreement not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer and, accordingly, the Owner Trustee shall incur no personal liability in connection herewith or the transitions contemplated hereby.

[Remainder of Page Intentionally Left Blank]

Exhibit G- 2

IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor as of the date first above written.

REGIONAL MANAGEMENT ISSUANCE TRUST 2022-1, as Issuer

By: WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee of the Issuer

By:
Name:
Title:

STATE OF }
}ss.:
COUNTY OF }

On this ____ day of ___________________, 2022, before me, the under-signed officer, personally appeared _____________________________, and acknowledged that he or she, as such ______________________ [title of officer] on behalf of Wilmington Trust, National Association, solely in its capacity as Owner Trustee, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Owner Trustee by himself or herself as __________________.

In witness whereof I hereunto set my hand and official seal.

Notary Public

[Notarial Seal]

Exhibit G- 3

EXHIBIT H

System Description

[On file with the Indenture Trustee]

Exhibit H- 1